UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21293
Nuveen Multi-Strategy Income and Growth Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Annual Report December 31, 2008	Nuveen Investments Closed-End Funds

NUVEEN MULTI-STRATEGY INCOME AND GROWTH FUND JPC NUVEEN MULTI-STRATEGY INCOME AND GROWTH FUND 2 JQC

Attractive Distributions from a Portfolio of
Preferred and Convertible Securities,
Domestic and Foreign Equities, and Debt Instruments

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Chairman’s
LETTER TO SHAREHOLDERS

ï Robert P. Bremner ï Chairman of the Board
Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on the values of equities real estate and fixed-income assets and unfortunately the performance of your Nuveen Fund has been similarly affected. In addition to the financial statements, I hope that you will carefully review the Portfolio Manager’s Comments, the Common Share Distribution and Share Price Information and the Performance Overview sections of this report. These comments highlight each manager’s pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund’s investment goals. The Fund Board believes that a consistent focus on long-term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

Nuveen continues to work on resolving the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we have worked through the many issues involved. Please consult the Nuveen website: www.nuveen.com, for the most recent information.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 23, 2009

 Portfolio Managers’ COMMENTS

Nuveen Investments Closed-End Funds	JPC, JQC

These Funds are advised by Nuveen Asset Management (NAM), which determines and oversees the Funds’ asset allocations. NAM uses a team of sub-advisers with specialties in different asset classes to manage the Funds’ portfolios. These sub-advisers include Spectrum Asset Management, Inc., Symphony Asset Management, LLC, and Tradewinds Global Investors, LLC. Symphony and Tradewinds are affiliates of Nuveen Investments.

Spectrum, an affiliate of Principal Capitalsm, manages preferred securities positions within the income-oriented portion of each Fund’s portfolio. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 75 years of combined experience in the preferred securities and other debt markets, lead the team at Spectrum.

Symphony had primary responsibility for the Funds investments in convertible, high yield and senior loan securities, and for domestic and international equity investments. The team at Symphony managing the convertible, high yield and senior loan portions of each portfolio is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience. The Symphony team responsible for managing domestic equity investments is led by Praveen Gottipalli and David Wang, while the group overseeing the Funds’ international equity exposure is led by Eric Olson. On a combined basis, these three equity portfolio managers have more than 25 years of investment management experience.

Tradewinds manages the portion of the Funds’ assets invested in global equities. The Tradewinds team is led by Dave Iben, who has more than 25 years of investment management experience.

Here representatives from Spectrum, Symphony and Tradewinds talk about their management strategies and the performance of both Funds for the twelve-month period ended December 31, 2008.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE TWELVE-MONTH PERIOD?

The period was dominated by fears of an economic recession, triggered or exacerbated by several significant developments. The cascading effects of sub-prime mortgage defaults, constrained liquidity in the capital markets and limited lending by many financial institutions caused many investors to seek refuge in U.S. Treasury securities. These events forced some financial firms to merge, restructure or go out of business. At the same time, the U.S. government

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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essentially took over Fannie Mae and Freddie Mac, and also intervened on behalf of the giant insurer AIG. By the end of 2008, the U.S. Treasury had disbursed approximately $350 billion of capital to financial institutions and others under the Troubled Assets Relief Program, with indications that a like amount would be distributed in 2009.

Another indicator of economic weakness was the U.S. unemployment rate, which soared to 7.2% as of December 31, 2008, compared with 4.9% one year earlier. Practically all segments of the economy showed signs of slowing by the end of the period. During the third quarter of 2008, gross domestic product contracted to an annual rate of 0.5%, the biggest decrease since 2001. Preliminary reports for the fourth quarter showed a contraction of 3.8%, the worst showing in more than 25 years. This was mainly the result of the first decline in consumer spending since 1991 and an 18% drop in residential investment. Fortunately, inflation was not a significant factor as the Consumer Price Index rose just 0.1% in 2008. The Federal Reserve cut the widely followed short-term fed funds rate seven times during 2008, lowering the rate from 4.25% to 0-0.25% as of year end.

During the first three quarters of 2008, equity markets across the globe were highly volatile, while liquidity in the credit markets was severely contracted. In the U.S., the dollar slid to an all time low against most major currencies and housing and retail sales continued to decline. These events led to fiscal and monetary policy actions intended to avert a recession. The administration and Congress promptly passed a tax rebate package and the Federal Reserve took aggressive steps to stabilize the housing and credit markets. In further efforts to increase liquidity, the Fed, in collaboration with other central banks, injected $200 billion into a lending program for cash-strapped financial institutions. While each time the government acted the markets reacted favorably, the exuberance was short-lived.

Equity markets ended 2008 with the worst annual performance in several decades. Markets across the globe, from the most developed nations like the U.S. and U.K. to developing nations like India and China, witnessed unprecedented sell-offs resulting in equity returns last seen during The Great Depression. As the ability of corporations to access attractive financing evaporated, global economic activity, and in particular the economies of the U.S., Japan and Europe, entered their first simultaneous recessions since World War II. As economies weakened, commodities came under immense pressure. In particular, crude oil, after hitting an all time high of $147 in the middle of the year fell roughly 70 percent and ended the year at levels last seen in 2004. The only exceptions were gold and a few agricultural products such as sugar and cocoa. Volatility, as measured in the U.S. by the Chicago Board Options Exchange Volatility Index, broke several records during the year and hit an all time high of 80.86 in November. In the closing weeks of the year, global equity markets rallied from very low bases.

JPC and JQC invest across asset classes, but at all times has long exposure to corporate loans, many of which are rated below investment grade. Throughout late 2007 these assets were under a significant amount of price pressure. Initially, this was catalyzed by the sub-prime mortgage contagion which virtually shut down much of the credit market. This left the market fragile coming into 2008, with the average price leveraged loans at roughly 94% of par. Credit spreads drifted wider throughout the next several months, with most of the price pressure prior to the Lehman

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Brothers collapse in mid-September attributable to the oversupply of debt relative to a growing risk aversion, rather than to defaults or fundamental deterioration. Following the bankruptcy filing of Lehman and the subsequent near-collapse of the financial system, the market saw fundamental deterioration and volatility begin to accelerate. The S&P 500 Index declined 16.8% in October, the largest post-war decline ever except for the October 1987 crash, with eight days in which the Dow Jones Industrial Average saw price moves greater than 400 points; high-yield bonds fell by 17%, double the largest move ever seen to the downside; and leveraged loans fell by 16.5%, doubling that market’s worst-ever return, which was the month before. Meanwhile, convertible bonds (which are sensitive to both equity valuations and credit spreads) got hit from both sides as the Merrill Lynch Convertible Bond Index fell 19% in fourth quarter.

The systematic deleveraging which followed the Lehman Brothers bankruptcy was primarily responsible for most of the weak pricing in the senior loan market during the fourth quarter of 2008. Although the fundamental backdrop was clearly weakening, forced selling of assets as a result of margin calls and mutual fund redemptions combined with deteriorating fundamentals to put continued stress on the market.

The financial services sector volatility caused by the sub-prime mortgage crisis and the subsequent liquidity crisis and credit concerns also severely impacted the preferred securities market over this period. Over 70% of preferred securities come from issuers in the financial services sector, and many of these issues experienced rapid and unprecedented price declines, especially in the second half of the year.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THIS REPORTING PERIOD?

The Funds seek to maintain a strategic exposure target of approximately 70% income-oriented debt securities (preferred securities and fixed- and floating-rate debt including high yield debt and senior loans), and 30% equities and equity-like securities (convertibles and domestic and international equities). The exact portfolio composition of each Fund will vary over time as a result of market changes as well as Nuveen’s view of the portfolio composition that might best enable the Funds to achieve their investment objectives consistent with a strategic 70%/30% income/equity mix.

In response to general illiquidity in the credit markets, we employed several risk management techniques in an effort to protect Fund shareholders from extreme market moves and the impact of leveraging within each Fund. For example, we invested in highly liquid securities such as U.S. Treasuries when the capital risk of being invested 100% in preferred securities became temporarily unwise.

For the Funds’ convertible bond, high yield and senior loan investments, we continued to focus on fundamental asset selection in positioning our credit portfolios for the longer-term. On this fundamental basis, we saw relative value in senior secured bank loans as one of the more attractive areas of the corporate credit market. In many cases, the market saw senior bank loans trading at a higher implied yield than subordinated debt of a single issuer. We believe these types of relative value situations can create attractive investment opportunities longer-term.

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Throughout the last year, we preferred to own the debt of larger businesses that are less-cyclical in nature, particularly those that are able to generate cash flow through market troughs. These include hospital operators and utility and cable companies, as well as others that are not directly dependent on consumer discretionary spending. Given the destruction of wealth both through the housing and stock market collapse, we believe that the U.S. consumer will continue to feel the impact of the weak economy and spend accordingly. To manage the core domestic equity portion of both Funds, we used both quantitative and qualitative methods to evaluate securities. The quantitative screening process served as the starting point for the decision-making process. The qualitative process then provided a systematic way of researching companies form a broad perspective, ensuring the stocks selected for the portfolio were attractive in all important respects.

The global equity portion of the Funds continued to focus on buying good or improving business franchises around the globe whose securities were selling below their intrinsic value. In 2008, we found that the best value opportunities were in the securities of those businesses that were the most associated with the growth of the global economy. We continue to like the materials, food, agriculture and energy sectors, which all benefit from increased global demand. Conversely, we were rewarded for not holding financial and retail stocks in the developed markets, especially during the second half of the year, as these sectors experienced sizable corrections.

HOW DID THE FUNDS PERFORM OVER THIS TWELVE-MONTH PERIOD?

The performance of JPC and JQC, as well as a comparative benchmark, is presented in the accompanying table.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

Average Annual Total Returns on Common Share Net Asset Value
For the twelve-month period ended 12/31/08

	1-Year	5-Year

JPC	-49.27%	-10.34%
JQC	-45.84%	-9.02%
Comparative Benchmark[1]	-28.15%	-1.89%

1 Comparative benchmark performance is a blended return consisting of: 1) 33% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred issues with outstanding market values of at least $30 million and at least one year to maturity; 2) 27% of the Lehman Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of “equity credit” from a rating agency; 3) 30% of the Merrill Lynch All U.S. Convertibles Index consisting of

For the twelve-month period ended December 31, 2008, JPC and JQC underperformed their comparative benchmark. As noted earlier, most of the types of securities in which the Funds invest performed poorly in 2008. This unfavorable environment is reflected in the returns of the Funds and the comparative benchmark shown above. Additionally, the major factor in the significant relative underperformance of these Funds, compared to that of the unleveraged benchmark, was the Funds’ use of financial leverage (see below).

Also negatively impacting performance was the high concentration of preferred securities managed by Spectrum in the financial service sector, which generally performed poorly. We also owned small positions in Fannie Mae and Freddie Mac when these entities went into federal conservatorship. We were able to reduce our Washington Mutual position, but did continue to own securities of that institution when it went into receivership. We also owned a small position of Lehman Brothers securities when that firm went into bankruptcy.

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approximately 575 securities with par value greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S.; and 4) 10% of the CSFB High Yield Index, which includes approximately $375 billion of $U.S.-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade. Index returns do not include the effects of any management fees or fund expenses. It is not possible to invest directly in an index.

On the positive side, Spectrum avoided Bear Stearns completely and were able to reduce positions in Capital One, Pulte Homes, National City Bank, Lehman Brothers, Royal Bank of Scotland, Merrill Lynch, and Morgan Stanley, thereby avoiding some of the losses experienced by the securities issued by each of these firms.

The Funds’ exposure to core domestic equities managed by Symphony detracted from total returns due to the broad-based decline in the equity markets. However, the relative impact of these holdings was mitigated to a degree by the comparatively strong returns of our holdings in the financial, consumer services and commercial services sectors. One of the strongest individual contributors was Apollo Group, a diversified consumer services provider. Underperforming sectors included basic materials, energy and industrials, with computer maker Apple, Inc. proving to be one of the weakest relative performers.

The Funds’ international equity exposure managed by Symphony also detracted from the overall Fund returns as the international market declined in concert with the turmoil in the U.S. markets. Relative to the MSCI EAFE benchmark, the Funds’ international equities managed by Symphony underperformed due in part to exposure to non-EAFE countries such as Canada and Mexico, and exposure to more volatile equities. Our positions in defensive equities such as NTT DOCOMO, Nippon Telegraph & Telephone and Shinogi & Co Ltd contributed the most relative positive performance. Our worst contributions were from DNB NOR ASA, AMEC Plc, and Deutsche Boerse AG.

The global equities held by the Funds and managed by Tradewinds also were negatively impacted by the turmoil in the U.S. and worldwide markets. Nevertheless, our holdings in the materials sector were the largest contributors to positive relative performance. In particular, our overweight exposure to the materials sector, and more specifically, the gold industry, relative to the MSCI All Country World Index, enhanced the Funds’ returns. Generally, gold companies were aided by strengthening gold prices and a slowly returning level of normalcy to equity markets by the end of the year.

Amgen, Inc. also contributed positively to relative returns in the period. The biotechnology company performed well after it announced earnings that beat Wall Street’s expectations and disclosed positive results from an osteoporosis clinical trial in July.

Despite the relatively good performance of the Funds’ materials sector, Apex Silver Mines Limited was one of the worst detractors from the Funds’ performance. Apex is a base metal mining company engaged in the exploration and development of silver and other mineral properties in Latin America. The company’s underperformance in 2008 was due to several factors: a decline in zinc prices as a result of increased global supply, the company’s production ramp-up was slower than expected due to water salinity problems, and the threat of nationalization after the Bolivian Government’s move to nationalize the nation’s oil and gas reserves exacerbated the company’s woes. In November, Sumitomo Corporation announced a letter of intent to fully acquire the company’s interest in its San Cristobal mine, the world’s largest development in silver and zinc. On January 13th, 2009, after the close of this reporting period, Apex Silver filed for Chapter 11 bankruptcy.

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The consumer staples sector was Tradewinds’ worst performing sector during the period, primarily due to protein providers Smithfield Foods, Inc. and Tyson Foods. Share prices dropped in the latter half of the year because of strained credit markets and investor concerns regarding potential breaches of the companies’ debt covenants. As product pricing, credit concerns, and supply-demand dynamics appeared to be on an improving trend line, share price declines started to stabilize or reverse their course by the end of 2008. We continue to believe these commodity food companies are strong long-term business franchises and the Funds continued to hold their positions in the companies at year end.

After the price of oil retreated from its mid-year high point, the energy sector incurred one of its worst periods on record in the fourth quarter of the year. Leading worldwide pressure pumping and oilfield services provider BJ Services and multinational energy company Royal Dutch Shell were holdings that significantly detracted from absolute performance. In our opinion, long-term supply side fundamentals for oil are as compelling as ever—even as the market has shifted its near-term focus to slowing global demand.

For the senior loan sleeve managed by Symphony, we were able to select some positions which had short-term catalysts that had the potential to generate price appreciation in spite of the market’s general direction. These not only included positive earnings announcements, but also debt repayments and acquisitions.

More generally, we were able to focus on companies with defensive business positions in less-cyclical industries. On a relative basis, these names tended to outperform the broader markets as fundamental deterioration in the economy began to run its course.

Deleveraging in the financial markets created forced selling across asset classes and was painful for investors forced to sell assets or mark them to the market. In many cases this deleveraging was funded through the sale of assets which had relative liquidity, putting significant price pressure on many of the Funds’ larger, more liquid credit positions. Although the current economic environment is clearly challenging, in many cases the relative oversupply and simultaneous sale of this debt have created what we believe are attractive levels to own these assets for the longer-term. In the short-run, however, senior loans, which are mostly non-investment grade and which have floating-rate coupons that are based off short-term interest rates, have struggled. As the market deteriorated, many investors sold senior loans in order to raise cash to fund redemptions or to reduce leverage. The resulting price pressure constrained the overall performance of the Funds. Although we continue to have conviction within this area of the market, this exposure did not benefit returns in the short-run.

The Funds also continue to have exposure to high-yield bonds, which outperformed both senior loans and convertible bonds on a relative basis. We believe that much of this outperformance was technical in nature, and we continue to be more constructive overall on senior loans with their traditional high-yield capital structures relative to high-yield bonds.

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IMPACT OF THE FUNDS’ CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In this generally unfavorable investment environment, the most significant factor impacting the returns of these Funds relative to those of their comparative benchmark was the Funds’ use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, the use of leverage also can expose common shareholders to additional risk—especially when market conditions are as unfavorable as they were during this period. As the prices of most securities held by the Funds declined during the year, the negative impact of these valuation changes on common share net asset value and common shareholder total return was magnified by the use of leverage.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in the last shareholder report, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions “failed to clear,” and that many or all of the Funds’ auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds’ cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds’ future common share earnings may be lower than they otherwise might have been.

As noted in the last shareholder report, the Funds’ Board of Trustees has authorized a program to redeem portions of the Funds’ auction rate preferred and replace the FundPreferred shares in each Fund’s capital structure with bank borrowings.

As of December 31, 2008, JPC and JQC had redeemed and/or noticed for redemption $589,350,000 and $799,200,000 FundPreferred shares, respectively, (83.2% and 82.8%, respectively, of their original outstanding FundPreferred shares of $708,000,000 and $965,000,000, respectively), and had $118,650,000 and $165,800,000, respectively, of FundPreferred shares still outstanding. While the Funds’ Board and management continue to work to resolve this situation, the Fund cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

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Common Share
Distribution and Share Price
INFORMATION

The information below regarding your Fund’s distributions is current as of December 31, 2008, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

Each Fund reduced its quarterly distribution to common shareholders twice over the course of 2008. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Funds employ financial leverage through the issuance of FundPreferred shares, as well as through bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but – as noted earlier – also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. Over the reporting period, the impact of financial leverage on the Fund’s net asset value per share contributed positively to the income return and detracted from the price return. The overall impact of financial leverage detracted from the Fund’s total return.

Each Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund’s return falls short of distributions, the shortfall will represent

11

a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on a Fund’s performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2008. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet each Fund’s distributions.

As of 12/31/08 (Common Shares)	JPC	JQC

Inception date	3/26/03	6/25/03
Calendar year ended December 31, 2008:
Per share distribution:
From net investment income	$0.69	$0.72
From short-term capital gains	0.00	0.00
From long-term capital gains	0.00	0.00
From return of capital	0.31	0.28

Total per share distribution	$1.00	$1.00

Distribution rate on NAV	17.86%	16.56%

Annualized total returns:
1-Year on NAV	-49.27%	-45.84%
5-Year on NAV	-10.34%	-9.02%
Since inception on NAV	-7.06%	-6.97%

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

On November 21, 2007, the Funds’ Board of Trustees approved an open market share repurchase program, under which each Fund may repurchase up to 10% of its outstanding common shares. As of December 31, 2008, JPC and JQC had repurchased 311,100 and 764,500 common shares, respectively, representing approximately 0.3% and 0.5%, respectively, of each Fund’s total common shares outstanding. During the twelve-month reporting period, JQC repurchased 38,900 common shares at a weighted average price and a weighted average discount per common share of $10.95 and 12.44%, respectively.

As of December 31, 2008, the Funds’ share prices were trading relative to their common share NAVs as shown in the accompanying table:

	12/31/08	12-Month
	Discount	Average Discount

JPC	-17.86%	-15.41%
JQC	-19.37%	-16.64%

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Fund Snapshot
Common Share Price	$4.60

Common Share Net Asset Value	$5.60

Premium/(Discount) to NAV	-17.86%

Current Distribution Rate[1]	16.35%

Net Assets Applicable to Common Shares ($000)	$556,698

Average Annual
Total Return
(Inception 3/26/03)
	On Share
	Price	On NAV
1-Year	-51.80%	-49.27%

5-Year	-13.35%	-10.34%

Since Inception	-10.11%	-7.06%

Industries
(as a % of total investments)[2]
Commercial Banks	16.4%

Insurance	12.3%

Real Estate	9.8%

Media	6.1%

Oil, Gas & Consumable Fuels	4.4%

Capital Markets	3.6%

Metals & Mining	3.5%

Health Care Providers & Services	2.7%

Electric Utilities	2.6%

Diversified Financial Services	2.5%

Diversified Telecommunication Services	2.4%

Hotels, Restaurants & Leisure	2.3%

Food Products	2.1%

Pharmaceuticals	1.8%

Specialty Retail	1.6%

Investment Companies	1.4%

Energy Equipment & Services	1.3%

Commercial Services & Supplies	1.2%

Health Care Equipment & Supplies	1.2%

Short-Term Investments	2.0%

Other	18.8%

Top Five Issuers
(as a % of total investments)[3]
Wachovia Corporation	2.3%

Delphi Financial Group, Inc.	2.2%

PartnerRe Limited	1.8%

ING Groep N.V.	1.7%

Deutche Bank AG	1.7%

JPC Performance OVERVIEW	Nuveen Multi-Strategy Income and Growth Fund as of December 31, 2008

Portfolio Allocation (as a % of total investments)2

2007-2008 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Excluding common stocks sold short and, call options written and investments in derivatives.

3	Excluding short-term investments, common stocks sold short, call options written and investments in derivatives.

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Fund Snapshot
Common Share Price	$4.87

Common Share Net Asset Value	$6.04

Premium/(Discount) to NAV	-19.37%

Current Distribution Rate[1]	15.36%

Net Assets Applicable to Common Shares ($000)	$843,469

Average Annual
Total Return
(Inception 6/25/03)
	On Share
	Price	On NAV
1-Year	-49.39%	-45.84%

5-Year	-11.57%	-9.02%

Since Inception	-10.43%	-6.97%

Industries
(as a % of total investments)[2]
Commercial Banks	17.7%

Insurance	12.1%

Real Estate	9.0%

Media	6.2%

Oil, Gas & Consumable Fuels	4.5%

Diversified Financial Services	3.7%

Capital Markets	3.5%

Metals & Mining	3.4%

Diversified Telecommunication Services	3.2%

Health Care Providers & Services	2.4%

Electric Utilities	2.4%

Food Products	2.4%

Hotels, Restaurants & Leisure	2.2%

Pharmaceuticals	1.8%

Specialty Retail	1.7%

Energy Equipment & Services	1.4%

Investment Companies	1.3%

Short-Term Investments	1.6%

Other	19.5%

Top Five Issuers
(as a % of total investments)[3]
AgFirst Farm Credit Bank	3.4%

Wachovia Corporation	2.1%

Comcast Corporation	1.9%

Lincoln National Corporation	1.7%

ING Groep N.V.	1.5%

JQC Performance OVERVIEW	Nuveen Multi-Strategy Income and Growth Fund 2 as of December 31, 2008

Portfolio Allocation (as a % of total investments)2

2007-2008 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Excluding common stocks sold short, call options written and investments in derivatives.

3	Excluding short-term investments, common stocks sold short, call options written and investments in derivatives.

14

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Multi-Strategy Income and Growth Fund
Nuveen Multi-Strategy Income and Growth Fund 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Multi-Strategy Income and Growth Fund and Nuveen Multi-Strategy Income and Growth Fund 2 (the “Funds”) as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Multi-Strategy Income and Growth Fund and Nuveen Multi-Strategy Income and Growth Fund 2 at December 31, 2008, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with US generally accepted accounting principles.

Chicago, Illinois
February 26, 2009

15

JPC	Nuveen Multi-Strategy Income and Growth Fund Portfolio of INVESTMENTS
December 31, 2008

Shares	Description (1)	Value
	Common Stocks – 35.5% (24.4% of Total Investments)
	Aerospace & Defense – 0.7%
56,170	BAE Systems PLC	$305,684
8,000	Boeing Company	341,360
87,660	Bombardier Inc., CLass B Shares, DD1	315,988
1,380	Esterline Technologies Corporation, (2)	52,288
9,030	Finmeccanica S.p.A.	139,865
7,276	Lockheed Martin Corporation	611,766
10,020	Orbital Sciences Corporation, (2)	195,691
11,930	Raytheon Company	608,907
23,400	Thales S.A.	980,067
4,140	United Technologies Corporation	221,904

	Total Aerospace & Defense	3,773,520
	Air Freight & Logistics – 0.1%
7,160	FedEx Corporation	459,314
	Airlines – 0.1%
12,840	Continental Airlines, Inc., (2)	231,890
4,330	UAL Corporation, (2)	47,717

	Total Airlines	279,607
	Auto Components – 0.2%
17,250	Advance Auto Parts, Inc.	580,463
28,970	Aisin Seiki Company Limited	414,928
3,390	Magna International Inc., Class A	101,463

	Total Auto Components	1,096,854
	Automobiles – 0.3%
17,400	Daimler-Chrysler AG	666,072
6,370	Toyota Motor Corporation	416,853
29,750	Yamaha Motor Company Limited	313,039

	Total Automobiles	1,395,964
	Beverages – 1.0%
1,200	Boston Beer Company, (2)	34,080
71,581	Coca Cola Amatil Limited	459,987
5,120	Coca-Cola Company	231,782
13,380	Diageo PLC, Sponsored ADR	759,181
33,670	Fomento Economico Mexicano S.A.	1,014,477
152,130	Foster’s Group Limited	585,104
35,790	Heineken N.V.	1,095,773
15,290	Molson Coors Brewing Company, Class B	747,987
12,290	Pepsi Bottling Group, Inc.	276,648
4,560	PepsiCo, Inc.	249,751
5,860	SABMiller PLC	98,406

	Total Beverages	5,553,176
	Biotechnology – 0.5%
9,800	Alnylam Pharmaceuticals, Inc., (2)	242,354
4,700	Amgen Inc., (2)	271,425
8,610	Cephalon, Inc., (2)	663,314
5,340	Emergent BioSolutions, Inc., (2)	139,427
4,370	Genentech, Inc., (2)	362,317
10,720	Genzyme Corporation, (2)	711,486
3,500	ISIS Pharmaceuticals, Inc., (2)	49,630
9,800	Novo-Nordisk A/S	503,622

	Total Biotechnology	2,943,575

16

Shares	Description (1)	Value
	Capital Markets – 0.7%
19,452	Bank of New York Company, Inc.	$551,075
9,020	Calamos Asset Management, Inc. Class A	66,748
114,960	Daiwa Securities Group Inc.	690,141
2,380	Franklin Resources, Inc.	151,796
11,490	Invesco LTD	165,916
14,570	Legg Mason, Inc.	319,229
3,440	Stifel Financial Corporation, (2)	157,724
13,270	TD Ameritrade Holding Corporation, (2)	189,098
111,272	UBS AG, (2), (3)	1,591,190

	Total Capital Markets	3,882,917
	Chemicals – 0.9%
6,530	Bayer AG	380,493
12,480	Celanese Corporation, Series A	155,126
4,120	CF Industries Holdings, Inc.	202,539
3,500	Lubrizol Corporation	127,365
63,820	Mitusi Chemicals	237,159
18,930	Mosaic Company	654,978
90,010	Nissan Chemical Industries Limited	872,482
11,890	Potash Corporation of Saskatchewan	862,398
4,430	Scotts Miracle Gro Company	131,660
1,650	Syngenta AG, DD1	320,538
3,960	Terra Industries, Inc.	66,013
10,920	Wacker Chemie AG	1,169,346

	Total Chemicals	5,180,097
	Commercial Banks – 1.6%
26,930	Banco Santander Central S.A.	255,566
36,560	Barclays PLC	83,097
7,170	BB&T Corporation	196,888
4,780	Commerce Bancshares Inc.	210,081
7,860	Community Bank System Inc.	191,705
22,610	Credit Agricole S.A.	253,958
142,940	DnB NOR ASA	567,134
1,670	Goldman Sachs Group, Inc.	140,931
3,040	Hancock Holding Company	138,198
79,340	Hang Seng Bank	1,047,494
2,040	Hatteras Financial Corp.	54,264
46,900	HSBC Holdings PLC	459,019
38,120	IntesaSanpaolo SpA	138,478
2,830	Investors Bancorp, Inc., (2)	38,007
35,470	JPMorgan Chase & Co.	1,118,369
43,590	KeyCorp.	371,387
15,040	Lloyds TSB Group PLC, Sponsored ADR	115,808
279,180	Nishi-Nippon City Bank Limited	812,008
8,150	Nordic Baltic Holdings FDR	58,091
10,270	Northern Trust Corporation	535,478
9,570	PNC Financial Services Group, Inc.	468,930
3,660	Prosperity Bancshares, Inc.	108,299
32,660	Standard Chartered PLC	417,918
1,510	SVB Financial Group, (2)	39,607
4,350	UMB Financial Corporation	213,759
39,310	United Overseas Bank Limited	355,245
19,110	Wells Fargo & Company	563,363

	Total Commercial Banks	8,953,082
	Commercial Services & Supplies – 0.8%
38,050	Corrections Corporation of America, (2)	622,498
2,570	Dun and Bradstreet Inc.	198,404
2,110	GeoEye, Inc., (2)	40,575
94,815	Republic Services, Inc.	2,350,464
139,300	Toppan Printing Company Limited	1,076,137

	Total Commercial Services & Supplies	4,288,078

17

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Communications Equipment – 0.3%
3,630	Comtech Telecom Corporation, (2)	$166,327
5,340	Interdigital Inc., (2)	146,850
6,360	NeuStar, Inc., (2)	121,667
30,580	QUALCOMM Inc.	1,095,681

	Total Communications Equipment	1,530,525
	Computers & Peripherals – 0.5%
13,951	Apple, Inc., (2)	1,190,718
5,710	Data Domain, Inc., (2)	107,348
27,810	Hewlett-Packard Company	1,009,225
5,860	International Business Machines Corporation (IBM)	493,178

	Total Computers & Peripherals	2,800,469
	Construction & Engineering – 0.5%
157,550	AMEC PLC	1,137,381
13,680	Fluor Corporation	613,822
65,400	JGC Corporation	978,773
9,230	Quanta Services Incorporated, (2)	182,754

	Total Construction & Engineering	2,912,730
	Consumer Finance – 0.3%
5,790	MasterCard, Inc.	827,565
15,250	Visa Inc.	799,863

	Total Consumer Finance	1,627,428
	Containers & Packaging – 0.1%
5,580	Owens-Illinois, Inc., (2)	152,501
10,150	Packaging Corp. of America	136,619

	Total Containers & Packaging	289,120
	Distributors – 0.1%
39,940	Jardine Cycle & Carriage Limited	265,626
15,590	Unilever PLC	358,099

	Total Distributors	623,725
	Diversified Consumer Services – 0.2%
11,780	Apollo Group, Inc., (2)	902,584
2,720	ITT Educational Services, Inc., (2)	258,346

	Total Diversified Consumer Services	1,160,930
	Diversified Financial Services – 0.5%
18,280	Citigroup Inc.	122,659
15,140	Deutsche Boerse AG	1,095,364
7,430	Eaton Vance Corporation	156,104
60,690	ING Groep N.V., Ordinary Shares	667,950
13,880	ING Groep N.V.	154,068
16,460	New York Stock Exchange Euronext	450,675
1,500	Orix Corporation	85,651

	Total Diversified Financial Services	2,732,471
	Diversified Telecommunication Services – 1.5%
23,850	AT&T Inc.	679,725
5,930	Cbeyond Inc., (2)	94,761
15,260	Embarq Corporation	548,750
13,880	France Telecom S.A.	389,612
37,500	KT Corporation, Sponsored ADR, (3)	550,125
390	Nippon Telegraph and Telephone Corporation, ADR	2,013,458
207,000	Sprint Nextel Corporation, (2), (3)	378,810
2,295,000	Telecom Italia S.p.A.	2,612,995
17,510	Telefonica SA	1,179,999

	Total Diversified Telecommunication Services	8,448,235

18

Shares	Description (1)	Value
	Electric Utilities – 2.0%
134,000	Centrais Electricas Brasileiras S.A., ADR, (2)	$1,389,419
17,690	Chubu Electric Power Inc.	538,799
27,450	E.ON A.G.	1,069,153
24,470	Edison International	785,976
7,250	El Paso Electric Company, (2)	131,153
8,110	FPL Group, Inc.	408,176
40,000	IdaCorp, Inc., (3)	1,178,000
268,500	Korea Electric Power Corporation, Sponsored ADR	3,117,285
10,460	PG&E Corporation	404,907
148,600	PNM Resources Inc.	1,497,888
9,940	Progress Energy, Inc.	396,109
5,480	Southern Company	202,760

	Total Electric Utilities	11,119,625
	Electrical Equipment – 0.4%
65,820	ABB Limited, (2)	1,003,764
23,390	Emerson Electric Co.	856,308
710	First Solar Inc., (2)	97,952
6,120	GrafTech International Ltd., (2)	50,918
75,320	Hitachi Limited	292,311
13,920	Nikon Corporation	167,076

	Total Electrical Equipment	2,468,329
	Electronic Equipment & Instruments – 0.3%
3,080	Dolby Laboratories, Inc., (2)	100,901
7,014	Itron Inc., (2)	447,072
4,377	Multi Fineline Electronix, Inc., (2)	51,167
3,120	SunPower Corporation, (2)	115,440
45,000	Tech Data Corporation, (2), (3)	802,800
2,807	Teledyne Technologies Inc., (2)	125,052
2,430	Thermo Fisher Scientific, Inc., (2)	82,790

	Total Electronic Equipment & Instruments	1,725,222
	Energy Equipment & Services – 0.8%
231,500	BJ Services Company, (3)	2,701,605
2,710	Cabot Oil & Gas Corporation	70,460
16,280	Cooper Cameron Corporation, (2)	333,740
6,710	Dresser Rand Group, Inc., (2)	115,748
14,200	FMC Technologies Inc., (2)	338,386
9,130	Matrix Service Company, (2)	70,027
3,990	Noble Corporation	88,139
5,800	Pride International Inc., (2)	92,684
8,920	Superior Well Services, Inc., (2)	89,200
10,600	Technip S.A.	325,462

	Total Energy Equipment & Services	4,225,451
	Food & Staples Retailing – 0.7%
12,990	Casino Guichard-Perrachon S.A.	990,025
6,360	Costco Wholesale Corporation	333,900
59,960	Koninklijke Ahold N.V.	738,882
18,650	Kroger Co.	492,547
2,870	Nash Finch Company	128,834
25,400	Safeway Inc.	603,758
8,870	Wal-Mart Stores, Inc.	497,252
42,660	William Morrison Supermarkets PLC	172,916

	Total Food & Staples Retailing	3,958,114
	Food Products – 2.3%
4,170	Campbell Soup Company	125,142
5,590	Diamond Foods Inc.	112,639
5,615	Flowers Foods Inc.	136,781
7,160	General Mills, Inc.	434,970
20,260	H.J. Heinz Company	761,776
139,030	Jeronimo Martins SGPS	772,176
7,520	Monsanto Company	529,032

19

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Food Products (continued)

14,800	Nestle S.A.	$586,052
267,000	Smithfield Foods, Inc., (2), (3)	3,756,690
481,100	Tyson Foods, Inc., Class A, (3)	4,214,436
49,810	Unilever PLC	1,146,626

	Total Food Products	12,576,320
	Gas Utilities – 0.1%
10,170	E.ON AG	399,347
10,430	Spectra Energy Corporation	164,168

	Total Gas Utilities	563,515
	Health Care Equipment & Supplies – 0.6%
17,150	Baxter International Inc.	919,069
2,640	Conmed Corporation, (2)	63,202
5,870	Covidien Limited	212,729
22,780	Fresenius Medical Care, ADR	1,047,237
3,700	Gen-Probe, Inc., (2)	158,508
5,080	Masimo Corporation, (2)	151,536
50,700	Paramount Bed Company Limited	689,606
6,290	Saint Jude Medical Inc., (2)	207,318
6,000	Volcano Corporation, (2)	90,000

	Total Health Care Equipment & Supplies	3,539,205
	Health Care Providers & Services – 0.4%
2,280	Emergency Medical Services Corporation, (2)	83,471
20,614	Express Scripts, Inc., (2)	1,133,358
30,000	Health Net Inc., (2)	326,700
12,720	Omnicare, Inc.	353,107
6,900	Pharmerica Corporation, (2)	108,123

	Total Health Care Providers & Services	2,004,759
	Hotels, Restaurants & Leisure – 0.3%
14,030	Burger King Holdings Inc.	335,036
20,140	McDonald’s Corporation	1,252,507

	Total Hotels, Restaurants & Leisure	1,587,543
	Household Durables – 0.0%
8,410	Jarden Corporation, (2)	96,715
3,720	MDC Holdings Inc.	112,716

	Total Household Durables	209,431
	Household Products – 0.2%
11,590	Colgate-Palmolive Company	794,379
7,870	Reckitt and Benckiser, DD1	294,896

	Total Household Products	1,089,275
	Industrial Conglomerates – 0.2%
9,200	East Asiatic Co LTD	313,264
14,650	General Electric Company	237,330
190	Keppel Corporation	577
17,120	Mitsubishi Corporation	242,489
3,380	Teleflex Inc.	169,338
15,700	Walter Industries Inc.	274,907

	Total Industrial Conglomerates	1,237,905
	Insurance – 1.1%
8,350	Ace Limited	441,882
15,415	AFLAC Incorporated	706,624
8,400	Amtrust Financial Services, Inc.	97,440
5,400	Arch Capital Group Limited, (2)	378,540
3,260	Aspen Insurance Holdings Limited	79,055
3,380	Assurant Inc.	101,400
7,920	AXA	177,769
8,360	Axis Capital Holdings Limited	243,443

20

Shares	Description (1)	Value
	Insurance (continued)

8,280	Chubb Corporation	$422,280
800	Fairfax Financial Holdings Limited	250,728
1,990	Fairfax Financial Holdings Limited	628,676
9,130	HCC Insurance Holdings Inc.	244,228
214,450	Mapfre S.A.	731,367
10,590	Mitsui Sumitomo Insurance Company Limited, DD1	336,774
1,290	Navigators Group, Inc., (2)	70,834
13,240	Prudential Corporation PLC	80,370
14,220	SCOR SE	328,531
8,520	Travelers Companies, Inc.	385,104
15,620	WR Berkley Corporation	484,220
930	Zurich Financial Services AG	203,187

	Total Insurance	6,392,452
	Internet Software & Services – 0.4%
60,000	eBay Inc., (2), (3)	837,600
9,900	Equinix Inc., (2)	526,581
370	Google Inc., Class A, (2)	113,831
12,290	Sohu.com Inc., (2)	581,809
9,510	Switch & Data Facilities Company, Inc., (2)	70,279
3,590	Vocus, Inc., (2)	65,374

	Total Internet Software & Services	2,195,474
	IT Services – 0.2%
20,250	Accenture Limited	663,998
8,690	CGI Group Inc., (2)	67,782
11,400	TNS Inc., (2)	107,046

	Total IT Services	838,826
	Leisure Equipment & Products – 0.1%
17,250	Hasbro, Inc.	503,183
8,990	Marvel Entertainment Inc., (2)	276,443

	Total Leisure Equipment & Products	779,626
	Life Sciences Tools & Services – 0.1%
1,010	Bio-Rad Laboratories Inc., (2)	76,063
1,220	Dionex Corporation, (2)	54,717
10,680	Illumina Inc., (2)	278,214

	Total Life Sciences Tools & Services	408,994
	Machinery – 0.4%
36,840	ABB Limited	552,968
19,360	AGCO Corporation, (2)	456,702
3,200	Badger Meter Inc.	92,864
4,350	Cummins Inc.	116,276
7,910	Flowserve Corporation	407,365
4,688	Harsco Corporation	129,764
5,550	Robbins & Myers, Inc.	89,744
4,220	SPX Corporation	171,121

	Total Machinery	2,016,804
	Marine – 0.2%
129,220	Kawasaki Kisen Kaisha Limited	606,049
40,000	Stolt-Nielsen S.A.	410,188
3,170	Transocean Inc., (2)	149,783

	Total Marine	1,166,020
	Media – 0.4%
22,050	Cablevision Systems Corporation	371,322
33,550	DIRECTV Group, Inc., (2)	768,631
9,390	Liberty Media Corporation, Entertainment Tracking Shares, Class A, (2)	164,137
2,880	National CineMedia, Inc.	29,203
19,490	Regal Entertainment Group, Class A	198,993

21

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Media (continued)

22,700	Scholastic Corporation	$308,266
11,715	Shaw Communication Inc.	205,072

	Total Media	2,045,624
	Metals & Mining – 3.9%
141,000	AngloGold Ashanti Limited, Sponsored ADR, (3)	3,907,110
204,700	Apex Silver Mines Limited, (2), (7)	200,606
121,000	Barrick Gold Corporation, (3)	4,449,170
8,340	BHP Billiton PLC	161,759
6,570	BHP Billiton PLC	253,471
42,820	BHP Billiton PLC	909,676
3,320	Cliffs Natural Resources Inc.	85,025
2,770	Compass Minerals International, Inc.	162,488
235,600	Crystallex International Corporation, (2)	40,052
14,820	Freeport-McMoRan Copper & Gold, Inc.	362,201
139,600	Gold Fields Limited, (3)	1,386,228
126,000	Ivanhoe Mines Ltd., (2), (3)	340,200
1,824,600	Lihir Gold Limited, (2)	3,933,368
1,062,500	Minara Resources Limited	213,874
158,540	Mitsubishi Materials	401,279
113,800	Newmont Mining Corporation, (3)	4,631,660
188,200	NovaGold Resources Inc., (2)	280,418
16,620	Xstrata PLC	155,519

	Total Metals & Mining	21,874,104
	Multiline Retail – 0.4%
26,060	Big Lots, Inc., (2)	377,609
5,160	Dollar Tree Stores Inc., (2)	215,688
17,940	Family Dollar Stores, Inc.	467,696
57,140	Next PLC	897,904

	Total Multiline Retail	1,958,897
	Multi-Utilities – 0.1%
56,990	Centrica PLC	219,400
3,430	RWE AG, DD1	304,642

	Total Multi-Utilities	524,042
	Oil, Gas & Consumable Fuels – 3.8%
1,600	Alpha Natural Resources Inc., (2)	25,904
98,900	Arch Coal Inc., (3)	1,611,081
34,900	BG Group PLC	483,070
79,710	BP PLC, (3)	3,725,645
84,000	Cameco Corporation, (3)	1,449,000
18,840	Chesapeake Energy Corporation	304,643
36,670	Chevron Corporation, (3)	2,712,480
2,338	Comstock Resources Inc., (2)	110,471
23,300	Continental Resources Inc., (2)	482,543
1,980	Devon Energy Corporation	130,106
21,230	Eni S.p.A., Sponsored ADR	1,015,219
6,740	EOG Resources, Inc.	448,749
10,700	Hess Corporation	573,948
4,140	McMoran Exploration Corporation, (2)	40,572
9,170	Murphy Oil Corporation	406,690
40,100	Nexen Inc., (3)	704,958
13,510	Occidental Petroleum Corporation	810,465
17,570	Petrohawk Energy Corporation, (2)	274,619
19,950	Repsol YPF S.A.	429,125
61,600	Royal Dutch Shell PLC, Class B, Sponsored ADR, (3)	3,168,088
7,290	SandRidge Energy Inc., (2)	44,834
6,310	Southwestern Energy Company, (2)	182,801
33,719	StatoilHydro ASA, Sponsored ADR	561,759
14,050	Total S.A., Sponsored ADR	776,965
5,610	Total S.A.	308,433

22

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

4,540	Whiting Petroleum Corporation, (2)	$151,908
13,590	Woodside Petroleum Limited, (2)	351,673

	Total Oil, Gas & Consumable Fuels	21,285,749
	Paper & Forest Products – 0.0%
4,940	Buckeye Technologies Inc., (2)	17,982
1	Clearwater Paper Corporation, (2)	6
1,300	Potlatch Corporation	33,813

	Total Paper & Forest Products	51,801
	Personal Products – 0.0%
6,800	Herbalife, Limited	147,424
	Pharmaceuticals – 1.8%
10,840	Abbott Laboratories	578,531
12,570	Astellas Pharma Inc.	514,519
13,000	AstraZeneca Group	531,835
23,200	Bristol-Myers Squibb Company	539,400
16,410	Eli Lilly and Company	660,831
44,300	GlaxoSmithKline PLC, ADR	823,879
4,730	GlaxoSmithKline PLC, ADR	176,287
15,450	H. Lundbeck A/S	323,127
10,340	Johnson & Johnson	618,642
22,660	Novartis AG	1,134,845
3,280	Noven Pharmaceuticals Inc., (2)	36,080
2,160	Novo Nordisk A/S	111,421
182,000	Patheon Inc., (2)	325,816
9,050	Perrigo Company	292,406
30,610	Pfizer Inc.	542,103
2,000	Roche Holdings AG, DD1	309,634
14,440	Sanofi-Aventis, ADR	464,390
9,220	Sanofi-Synthelabo, SA	589,740
25,800	Shionogi & Company Limited	666,287
28,660	Warner Chilcott Limited, (2)	415,570
8,310	Watson Pharmaceuticals Inc., (2)	220,797
10,380	Wyeth	389,354

	Total Pharmaceuticals	10,265,494
	Real Estate – 0.2%
2,020	American Public Education Inc., (2)	75,124
2,530	Equity Lifestyles Properties Inc.	97,051
1,660	Essex Property Trust Inc.	127,405
6,380	Lexington Corporate Properties Trust	31,900
12,980	Rayonier Inc.	406,923
8,221	Tanger Factory Outlet Centers	309,274

	Total Real Estate	1,047,677
	Road & Rail – 0.4%
12,960	Canadian National Railways Company	470,108
14,300	CSX Corporation	464,321
11,170	Kansas City Southern Industries, (2)	212,789
5,150	Landstar System	197,915
6,090	Norfolk Southern Corporation	286,535
159,970	Stagocoach Group PLC	329,051
6,750	Union Pacific Corporation	322,650

	Total Road & Rail	2,283,369
	Semiconductors & Equipment – 0.3%
40,890	Broadcom Corporation, Class A, (2)	693,903
46,760	Intel Corporation	685,502
45,310	Marvell Technology Group Ltd., (2)	302,218
8,690	Monolithic Power Systems, Inc., (2)	109,581

23

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)			Value
	Semiconductors & Equipment (continued)

12,760	ON Semiconductor Corporation, (2)			$43,384
7,370	Semtech Corporation, (2)			83,060

	Total Semiconductors & Equipment			1,917,648
	Software – 0.7%
23,830	Adobe Systems Incorporated, (2)			507,341
10,510	Ansys Inc., (2)			293,124
12,240	Autodesk, Inc., (2)			240,516
4,720	Blackboard, Inc., (2)			123,806
22,660	CA Inc.			419,890
12,970	CommVault Systems, Inc., (2)			173,928
4,700	Electronic Arts Inc. (EA), (2)			75,388
3,380	Nintendo Co., Ltd.			1,291,673
22,390	Salesforce.com, Inc., (2)			716,704
10,680	Wind River Systems Inc., (2)			96,440

	Total Software			3,938,810
	Specialty Retail – 0.3%
5,165	Aeropostale, Inc., (2)			83,157
24,910	Gap, Inc.			333,545
19,150	Home Depot, Inc.			440,832
21,360	Lowe’s Companies, Inc.			459,666
7,930	NetFlix.com Inc., (2)			237,027
18,180	RadioShack Corporation			217,068

	Total Specialty Retail			1,771,295
	Textiles, Apparel & Luxury Goods – 0.1%
1,680	Deckers Outdoor Corporation, (2)			134,181
12,308	Guess Inc.			188,927

	Total Textiles, Apparel & Luxury Goods			323,108
	Thrifts & Mortgage Finance – 0.3%
97,190	Hudson City Bancorp, Inc.			1,551,151
15,610	People’s United Financial, Inc.			278,325

	Total Thrifts & Mortgage Finance			1,829,476
	Tobacco – 0.4%
6,950	British American Tobacco PLC			367,932
3,030	Lorillard Inc.			170,740
36,000	Philip Morris International			1,566,359

	Total Tobacco			2,105,031
	Water Utilities – 0.0%
2,710	California Water Service Group			125,824
	Wireless Telecommunication Services – 0.7%
100	KDDI Corporation			714,028
6,970	Millicom International Cellular S.A., (2)			329,332
11,890	Millicom International Cellular S.A., (2)			533,979
1,120	NTT Mobile Communications			2,204,511
17,820	Partner Communications Company Limited			294,029

	Total Wireless Telecommunication Services			4,075,879

	Total Common Stocks (cost $288,416,286)			197,605,959

Shares	Description (1)	Coupon	Ratings (4)	Value
	Convertible Preferred Securities – 1.7% (1.2% of Total Investments)
	Capital Markets – 0.0%
5,800	AMG Capital Trust II, Convertible Bond	5.150%	BB	$92,800

24

Shares	Description (1)	Coupon	Ratings (4)	Value
	Commercial Banks – 0.4%
2,800	Bank of America Corporation	7.250%	A1	$1,820,000
4,450	Fifth Third Bancorp, Convertible Bond	8.500%	A3	360,806
13,000	Sovereign Capital Trust IV, Convertible Security	4.375%	Baa3	249,438

	Total Commercial Banks			2,430,244
	Communications Equipment – 0.6%
9,350	Lucent Technologies Capital Trust I	7.750%	B2	3,179,000
	Diversified Financial Services – 0.2%
45,500	Citigroup Inc., Series T	6.500%	BBB	1,273,545
	Electric Utilities – 0.1%
16,850	Centerpoint Energy Inc.	2.000%	BBB–	227,475
4,000	CMS Energy Corporation, Convertible Bonds	4.500%	Ba2	212,250

	Total Electric Utilities			439,725
	Food Products – 0.1%
4,200	Bunge Limited, Convertible Bonds	4.875%	BB	287,700
	Household Durables – 0.0%
4,550	Newell Financial Trust I	5.250%	N/R	118,300
	Independent Power Producers & Energy Traders – 0.0%
200	NRG Energy Inc., Convertible Bond	4.000%	B2	227,800
	Insurance – 0.0%
2,650	Reinsurance Group of America Inc.	5.750%	BBB	143,100
	Metals & Mining – 0.1%
800	Freeport McMoran Copper & Gold, Inc.	5.500%	BB	497,200
	Oil, Gas & Consumable Fuels – 0.1%
400	El Paso Corporation	4.990%	B	264,100
	Real Estate – 0.1%
15,650	HRPT Properties Trust, Preferred Convertible Bonds	6.500%	Baa3	156,500
5,400	Simon Property Group, Inc., Series I	6.000%	N/R	231,498

	Total Real Estate			387,998

	Total Convertible Preferred Securities (cost $19,631,551)			9,341,512

Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 Par (or similar) Preferred Securities – 44.1% (30.2% of Total Investments)
	Capital Markets – 2.9%
120,694	BNY Capital Trust V, Series F	5.950%	A	$2,692,683
903,089	Deutsche Bank Capital Funding Trust II	6.550%	A–	13,456,026

	Total Capital Markets			16,148,709
	Commercial Banks – 8.0%
54,900	ASBC Capital I	7.625%	A3	1,096,353
283,373	Banco Santander Finance	6.800%	Aa3	5,384,087
282,606	Banco Santander Finance	6.500%	A+	5,329,949
231,600	Banesto Holdings, Series A, 144A	10.500%	A1	6,224,250
107,000	Cobank Agricultural Credit Bank	7.000%	N/R	5,344,971
31,000	Cobank Agricultural Credit Bank	11.000%	A	1,638,924
133,925	Fleet Capital Trust VIII	7.200%	Aa3	2,574,039
19,300	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A2	277,148
7,500	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A2	105,000
613,541	HSBC Finance Corporation	6.875%	AA–	12,614,403
200,292	Merrill Lynch Preferred Capital Trust V	7.280%	A3	3,465,052
6,940	PNC Capital Trust	6.125%	A2	146,781
11,330	Zions Capital Trust B	8.000%	Baa1	249,373

	Total Commercial Banks			44,450,330

25

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Coupon	Ratings (4)	Value
	Diversified Financial Services – 2.4%
326,318	ING Groep N.V.	7.200%	A	$4,340,029
701,975	ING Groep N.V.	7.050%	A	8,915,083

	Total Diversified Financial Services			13,255,112
	Diversified Telecommunication Services – 0.4%
65,702	BellSouth Capital Funding (CORTS)	7.120%	A	1,630,231
18,300	BellSouth Corporation (CORTS)	7.000%	A	385,444
15,200	Verizon Communications (CORTS)	7.625%	A	367,992

	Total Diversified Telecommunication Services			2,383,667
	Electric Utilities – 1.0%
32,070	Entergy Louisiana LLC	7.600%	A–	777,698
21,775	FPL Group Capital Inc.	6.600%	BBB+	526,955
165,061	Xcel Energy Inc.	7.600%	BBB–	4,114,971

	Total Electric Utilities			5,419,624
	Food Products – 0.3%
27,100	Dairy Farmers of America Inc., 144A	7.875%	BBB–	1,581,117
	Insurance – 10.7%
638,730	Aegon N.V.	6.375%	A–	6,278,716
11,721	Arch Capital Group Limited, Series B	7.875%	BBB–	234,654
362,566	Arch Capital Group Limited	8.000%	BBB–	7,207,812
1,217,700	Delphi Financial Group, Inc.	8.000%	BBB+	17,400,933
3,000,000	Everest Reinsurance Holdings, Inc.	6.600%	Baa1	1,225,848
276,457	EverestRe Capital Trust II	6.200%	Baa1	4,586,422
75,900	Financial Security Assurance Holdings	6.250%	A+	588,225
737,381	PartnerRe Limited, Series C	6.750%	BBB+	14,010,239
62,457	PLC Capital Trust III	7.500%	BBB+	830,054
5,800	PLC Capital Trust IV	7.250%	BBB+	81,200
6,218	Protective Life Corporation	7.250%	BBB	83,010
368,951	RenaissanceRe Holdings Limited, Series B	7.300%	BBB	6,696,461
29,800	RenaissanceRe Holdings Ltd	6.600%	BBB+	494,680

	Total Insurance			59,718,254
	Media – 4.7%
396,595	CBS Corporation	6.750%	BBB	5,203,326
495,297	Comcast Corporation	7.000%	BBB+	10,896,534
558,146	Viacom Inc.	6.850%	BBB	10,202,909

	Total Media			26,302,769
	Oil, Gas & Consumable Fuels – 1.3%
429,300	Nexen Inc.	7.350%	Baa3	7,491,285
	Real Estate – 12.3%
558,485	Developers Diversified Realty Corporation, Series G	8.000%	BBB–	4,853,235
90,042	Duke Realty Corpoation, Series O	8.375%	BBB–	1,293,003
16,400	Duke Realty Corporation, Series K	6.500%	BBB	164,000
12,300	Duke Realty Corporation, Series L	6.600%	BBB	126,567
156,378	Equity Residential Properties Trust, Series N	6.480%	BBB	3,244,844
23,182	First Industrial Realty Trust, Inc., Series J	7.250%	BBB–	231,820
126,567	HRPT Properties Trust, Series B	8.750%	BBB–	1,563,102
650,800	HRPT Properties Trust, Series C	7.125%	BBB–	6,573,080
347,187	Kimco Realty Corporation, Series F	6.650%	BBB+	5,173,086
112,332	Kimco Realty Corporation, Series G	7.750%	Baa2	2,021,976
32,982	Prologis Trust, Series C	8.540%	BBB	1,399,674
39,800	PS Business Parks, Inc., Series I	6.875%	BBB–	618,890
19,300	PS Business Parks, Inc., Series O	7.375%	Baa3	328,100
216,310	Public Storage, Inc.	6.750%	Baa1	4,231,024
33,774	Public Storage, Inc., Series C	6.600%	BBB	607,932
43,600	Public Storage, Inc., Series E	6.750%	BBB+	802,240
9,359	Public Storage, Inc., Series H	6.950%	BBB+	183,062
3,800	Public Storage, Inc., Series V	7.500%	BBB	81,738
317,500	Realty Income Corporation	6.750%	BBB–	5,584,825
117,684	Regency Centers Corporation	7.450%	BBB	2,118,312

26

Shares	Description (1)	Coupon		Ratings (4)	Value
	Real Estate (continued)

912,662	Wachovia Preferred Funding Corporation	7.250%		A–	$18,399,265
595,830	Weingarten Realty Trust, Preferred Securities	6.750%		A–	8,579,951

	Total Real Estate				68,179,726
	Wireless Telecommunication Services – 0.1%
21,754	United States Cellular Corporation	8.750%		Baa2	402,448

	Total $25 Par (or similar) Preferred Securities (cost $375,210,873)				245,333,041

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 16.0% (11.0% of Total Investments) (6)
	Aerospace & Defense – 0.2%
$574	DAE Aviation Holdings, Inc., Term Loan B1	6.276%	7/31/14	BB–	$301,596
566	DAE Aviation Holdings, Inc., Term Loan B2	7.170%	7/31/14	BB–	297,312
600	McKechnie Aerospace Holdings, Inc., Term Loan	5.470%	5/11/15	N/R	267,000

1,740	Total Aerospace & Defense				865,908

	Airlines – 0.3%
1,669	ACTS Aero Technical Support & Services, Inc., Term Loan	7.885%	10/16/14	N/R	292,092
985	American Airlines, Inc., Term Loan	3.850%	12/17/10	BB–	699,242
988	Delta Air Lines, Inc., Term Loan	5.149%	4/30/14	B	502,638

3,642	Total Airlines				1,493,972
	Building Products – 0.5%
2,562	Building Materials Corporation of America, Term Loan	6.625%	2/22/14	B+	1,564,566
976	Stile Acquisition Corporation, Canadian Term Loan	4.250%	4/05/13	Caa3	430,435
986	Stile Acquisition Corporation, Term Loan B	4.250%	4/05/13	Caa3	434,620
978	TFS Acquisition, Term Loan	4.959%	8/11/13	B+	439,875

5,502	Total Building Products				2,869,496
	Chemicals – 0.3%
187	Celanese US Holdings LLC, Term Loan	5.553%	4/02/14	BB+	128,885
1,970	Hercules Offshore, Inc., Term Loan	3.210%	7/11/13	BB	1,300,200

2,157	Total Chemicals				1,429,085
	Commercial Services & Supplies – 0.4%
159	Aramark Corporation, Letter of Credit	4.801%	1/24/14	BB	132,047
2,509	Aramark Corporation, Term Loan	3.334%	1/24/14	BB	2,078,509

2,668	Total Commercial Services & Supplies				2,210,556
	Communications Equipment – 0.1%
1,101	CommScope Inc., Term Loan B	2.961%	12/27/14	BB–	811,645
	Diversified Consumer Services – 0.3%
978	Cengage Learning Acquisitions, Inc., Term Loan	2.960%	7/05/14	B+	642,451
194	Laureate Education, Inc., Delayed Term Loan	3.750%	8/17/14	B1	107,097
1,293	Laureate Education, Inc., Term Loan B	3.750%	8/17/14	B1	715,674

2,465	Total Diversified Consumer Services				1,465,222
	Diversified Telecommunication Services – 0.2%
497	Intelsat, Tranche B, Term Loan A	6.650%	1/03/14	BB–	379,530
497	Intelsat, Tranche B, Term Loan B	6.650%	1/03/14	BB–	379,416
497	Intelsat, Tranche B, Term Loan C	6.650%	1/03/14	BB–	379,416

1,491	Total Diversified Telecommunication Services				1,138,362
	Electric Utilities – 0.6%
562	Calpine Corporation, DIP Term Loan	4.335%	3/31/14	B+	417,205
988	TXU Corporation, Term Loan B2	5.591%	10/10/14	Ba3	689,193
2,963	TXU Corporation, Term Loan B3	5.368%	10/10/14	Ba3	2,067,578

4,513	Total Electric Utilities				3,173,976

27

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS December 31, 2008

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Electrical Equipment – 0.0%
$244	Allison Transmission Holdings, Inc., Term Loan	4.580%	8/07/14	BB–	$137,555
	Energy Equipment & Services – 0.2%
1,907	PGS Finance, Inc., Term Loan	3.210%	6/29/15	Ba2	1,315,600
	Health Care Equipment & Supplies – 0.2%
48	Bausch & Lomb, Inc., Delayed Term Loan	4.709%	4/24/15	BB–	22,857
317	Bausch & Lomb, Inc., Term Loan	4.709%	4/24/15	BB–	217,234
958	Biomet, Inc., Term Loan	4.459%	3/24/15	BB–	823,515

1,323	Total Health Care Equipment & Supplies				1,063,606
	Health Care Providers & Services – 2.9%
112	Community Health Systems, Inc., Term Loan B	3.404%	7/25/14	BB	39,242
6,565	Community Health Systems, Inc., Term Loan	4.445%	7/25/14	BB	5,143,927
493	Concentra, Inc., Term Loan	3.710%	6/25/14	B+	300,425
1,860	HCA, Inc., Term Loan	3.709%	11/18/13	BB	1,470,714
1,149	HCA, Inc., Term Loan A	3.459%	11/18/12	BB	975,057
2,072	Health Management Associates, Inc., Term Loan	3.209%	2/28/14	BB–	1,286,373
475	IASIS Healthcare LLC, Delayed Term Loan	2.461%	3/14/14	Ba2	341,389
127	IASIS Healthcare LLC, Letter of Credit	0.361%	3/14/14	Ba2	91,494
1,371	IASIS Healthcare LLC, Term Loan	2.461%	3/14/14	Ba2	986,579
747	LifePoint Hospitals, Inc.,Term Loan B	3.821%	4/18/12	Ba1	628,889
2,233	Select Medical Corporation, Term Loan, DD1	4.153%	2/24/12	Ba2	1,560,125
985	Select Medical Corporation, Term Loan B2	4.153%	2/24/12	Ba2	688,269
241	Sun Healthcare Group, Inc., Delayed Term Loan	4.051%	4/12/14	Ba2	166,460
404	Sun Healthcare Group, Inc., Synthetic Letter of Credit	3.459%	4/19/14	Ba2	278,885
1,799	Sun Healthcare Group, Inc., Term Loan	4.823%	4/19/14	Ba2	1,240,980
983	Vanguard Health Holding Company II LLC, Replacement Term Loan	3.298%	9/23/11	Ba3	808,214

21,616	Total Health Care Providers & Services				16,007,022
	Hotels, Restaurants & Leisure – 1.0%
1,596	CCM Merger, Inc., Term Loan B	4.176%	7/13/12	B+	757,962
975	Cedar Fair LP, Term Loan	2.461%	8/30/12	BB–	620,750
1,191	Harrah’s Operating Company, Inc., Term Loan B2	6.535%	1/28/15	B+	697,397
134	Travelport LLC, Letter of Credit	3.709%	8/23/13	Ba2	59,524
669	Travelport LLC, Term Loan	3.709%	8/23/13	Ba2	296,655
1,194	Venetian Casino Resort LLC, Delayed Term Loan	2.220%	5/23/14	B+	551,894
4,728	Venetian Casino Resort LLC, Term Loan	2.220%	5/23/14	B+	2,185,388
899	Wintergames Holdings, Term Loan A	7.970%	10/23/09	N/R	568,873

11,386	Total Hotels, Restaurants & Leisure				5,738,443
	Independent Power Producers & Energy Traders – 0.5%
1,084	NRG Energy, Inc., Credit Linked Deposit	5.021%	2/01/13	Ba1	945,097
2,199	NRG Energy, Inc., Term Loan	2.959%	2/01/13	Ba1	1,918,012

3,283	Total Independent Power Producers & Energy Traders				2,863,109
	Insurance – 0.2%
1,973	Conseco, Inc., Term Loan	3.825%	10/10/13	B+	1,277,598
	Internet Software & Services – 0.1%
1,000	Sabre, Inc., Term Loan	4.804%	9/30/14	B+	439,000
	IT Services – 0.5%
1,975	First Data Corporation, Term Loan B1	3.211%	9/24/14	BB–	1,278,813
836	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan	5.210%	7/28/12	B+	430,422
819	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	4.210%	7/30/12	B+	421,957
785	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	5.210%	7/28/12	B+	416,475

4,415	Total IT Services				2,547,667
	Leisure Equipment & Products – 0.2%
388	Herbst Gaming, Inc., Delayed Term Loan	10.500%	12/02/11	Caa3	110,696
447	Herbst Gaming, Inc., Term Loan	10.500%	12/02/11	CCC–	127,402
4,000	Wimar OpCo LLC, Term Loan, (7)	6.500%	1/03/12	N/R	966,666

4,835	Total Leisure Equipment & Products				1,204,764

28

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Machinery – 0.4%
$2,977	LyondellBasell Finance Company, Term Loan B2	7.000%	12/22/14	B1	$1,317,535
1,761	Oshkosh Truck Corporation, Term Loan	3.425%	12/06/13	BB+	1,037,387

4,738	Total Machinery				2,354,922
	Media – 2.6%
4,138	Cequel Communications LLC, Term Loan B	6.164%	11/05/13	BB–	2,644,359
4,782	Charter Communications Operating Holdings LLC, Term Loan	5.064%	3/06/14	B+	3,538,947
1,500	Citadel Broadcasting Corporation, Term Loan	3.650%	6/12/14	BB–	615,000
1,153	Gray Television, Inc., Term Loan B	4.827%	12/31/14	B	461,224
970	Idearc, Inc., Term Loan	3.418%	11/17/14	B2	306,291
798	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B	4.241%	4/08/12	N/R	341,123
1,940	Neilsen Finance LLC, Term Loan	4.244%	8/09/13	Ba3	1,320,404
944	Philadelphia Newspapers, Term Loan	16.500%	6/29/13	N/R	212,423
983	Readers Digest Association, Inc., Term Loan	4.084%	3/03/14	B2	338,963
5,925	Tribune Company, Term Loan B, (7), (8)	5.250%	6/04/14	Caa3	1,692,858
890	Tribune Company, Term Loan X, (7), (8)	7.084%	6/04/09	Caa1	250,953
7,000	Univision Communications, Inc., Term Loan	2.711%	9/29/14	B2	2,877,777
272	Valassis Communications, Inc., Delayed Term Loan	3.210%	3/02/14	BB	134,707
821	Valassis Communications, Inc., Tranche B, Term Loan	3.210%	3/02/14	BB	406,247

32,116	Total Media				15,141,276
	Metals & Mining – 0.2%
1,617	John Maneely Company, Term Loan	7.706%	12/08/13	B+	929,842
	Oil, Gas & Consumable Fuels – 0.4%
1,985	CCS Income Trust, Term Loan	3.461%	11/14/13	BB–	1,336,541
2,382	Western Refining, Inc., Term Loan	9.250%	5/30/14	BB–	1,188,550

4,367	Total Oil, Gas & Consumable Fuels				2,525,091
	Paper & Forest Products – 0.4%
2,634	Georgia-Pacific Corporation, Term Loan B	4.108%	12/21/12	BB+	2,164,664
	Pharmaceuticals – 0.3%
2,000	Royalty Pharma Finance Trust, Unsecured Term Loan	7.750%	5/21/15	Baa3	1,500,000
	Real Estate Management & Development – 0.5%
1,605	LNR Property Corporation, Term Loan B	6.690%	7/12/11	BB	762,235
2,955	Realogy Corporation, Delayed Term Loan	6.727%	10/10/13	Caa1	1,864,172

4,560	Total Real Estate Management & Development				2,626,407
	Road & Rail – 0.4%
5,419	Swift Transportation Company, Inc., Term Loan	5.832%	5/10/14	B+	1,981,662
	Software – 0.2%
2,519	Dealer Computer Services, Inc., Term Loan	2.461%	10/26/12	BB	1,215,459
	Specialty Retail – 1.4%
3,043	Blockbuster, Inc., Tranche B, Term Loan	6.244%	8/20/11	B1	1,834,816
5,242	Burlington Coat Factory Warehouse Corporation, Term Loan	4.450%	5/28/13	B2	2,329,674
3,424	Michaels Stores, Inc., Term Loan	3.523%	10/31/13	B	1,798,685
2,400	Toys ‘R‘ Us – Delaware, Inc., Term Loan B	4.831%	7/19/12	BB–	1,132,500
1,500	TRU 2005 RE Holding Co I LLC, Term Loan	4.868%	12/08/09	B3	706,249

15,609	Total Specialty Retail				7,801,924
	Wireless Telecommunication Services – 0.5%
4,000	Asurion Corporation, Term Loan	5.197%	7/03/14	N/R	2,732,499

$156,840	Total Variable Rate Senior Loan Interests (cost $150,429,107)				89,026,332

29

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Convertible Bonds – 10.8% (7.4% of Total Investments)
	Aerospace & Defense – 0.2%
$160	AAR Corporation, Convertible Bond	1.750%	2/01/26	BB	$124,000
250	Alliant Techsystems, Inc., Convertible Bonds	2.750%	9/15/11	BB–	246,875
250	Alliant Techsystems, Inc., Convertible Bonds	2.750%	2/15/24	BB–	286,875
600	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	600,000

1,260	Total Aerospace & Defense				1,257,750

	Airlines – 0.3%
2,375	JetBlue Airways Corporation	3.750%	3/15/35	CCC	1,840,625
	Auto Components – 0.1%
425	Magna International Inc., Class A	6.500%	3/31/10	N/R	328,777
	Beverages – 0.1%
300	Molson Coors Brewing Company, Senior Convertible Notes	2.500%	7/30/13	BBB	359,250
	Biotechnology – 0.4%
650	Amgen Inc.	0.125%	2/01/11	A+	628,063
1,500	Amgen Inc.	0.375%	2/01/13	A+	1,434,375
250	Invitrogen Corporation	2.000%	8/01/23	BB+	235,313

2,400	Total Biotechnology				2,297,751
	Capital Markets – 0.1%
250	BlackRock Inc.	2.625%	2/15/35	AA–	351,250
	Chemicals – 0.0%
100	Ferro Corporation, Convertible Bond	6.500%	8/15/13	B	48,875
	Commercial Banks – 0.2%
100	SVB Financial Group, Convertible Bond	3.875%	4/15/11	A3	79,625
400	U.S. Bancorp, Convertible Bonds	1.358%	12/11/35	AA	367,000
550	U.S. Bancorp, Convertible Bonds	0.700%	9/20/36	AA	490,710

1,050	Total Commercial Banks				937,335
	Commercial Services & Supplies – 0.6%
3,432	Allied Waste Industries Inc., Convertible Debentures	4.250%	4/15/34	BBB–	3,088,800
	Communications Equipment – 0.4%
400	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B+	143,000
200	CommScope Inc.	1.000%	3/15/24	B	200,000
200	Comverse Technology, Inc.	0.000%	5/15/23	B+	192,000
1,000	Lucent Technologies Inc., Series B	2.875%	6/15/25	BB–	471,250
900	Lucent Technologies Inc.	2.875%	6/15/23	BB–	751,500
450	Nortel Networks Corp. (9)	1.750%	4/15/12	B–	66,375
150	Nortel Networks Corp. (9)	1.750%	4/15/12	B–	22,125
600	Nortel Networks Corp. (9)	2.125%	4/15/14	B–	87,000
150	Nortel Networks Corp. (9)	2.125%	4/15/14	B–	21,750

4,050	Total Communications Equipment				1,955,000
	Computers & Peripherals – 0.4%
1,250	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/11	A–	1,226,563
600	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A–	564,000
150	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A–	141,000
700	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	B	283,500

2,700	Total Computers & Peripherals				2,215,063
	Containers & Packaging – 0.1%
350	Sealed Air Corporation, 144A	3.000%	6/30/33	BBB–	316,750

	Diversified Financial Services – 0.1%
150	Leucadia National Corporation, Convertible Bonds	3.750%	4/15/14	BB–	148,500
350	NASDAQ Stock Market Inc., Convertible Bond	2.500%	8/15/13	BB+	260,750
500	Total Diversified Financial Services				409,250

30

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Diversified Telecommunication Services – 0.2%
$1,100	Qwest Communications International Inc., Convertible Bond	3.500%	11/15/25	B+	$930,875
	Electric Utilities – 0.0%
250	Covanta Holding Corporation, Convertible Bonds	1.000%	2/01/27	B1	228,750
	Electrical Equipment – 0.1%
450	General Cable Corporation, Convertible Bonds	1.000%	10/15/12	B+	282,938
	Electronic Equipment & Instruments – 0.1%
300	Anixter International Inc., Convertible Bond	0.000%	7/07/33	BB–	156,375
250	Itron Inc.	2.500%	8/01/26	B–	269,375
150	Roper Industries Inc.	1.481%	1/15/34	BB+	81,188

700	Total Electronic Equipment & Instruments				506,938
	Energy Equipment & Services – 0.9%
150	Cooper Cameron Corporation	1.500%	5/15/24	BBB+	189,938
1,250	Nabors Industries Inc., Convertible Bond Series 144A	0.940%	5/15/11	BBB+	1,035,938
350	Nabors Industries Inc., Convertible Bond Series 144A	0.940%	5/15/11	BBB+	290,063
200	Schlumberger Limited	2.125%	6/01/23	A+	249,750
250	SESI LLC, Convertible Bond, 144A	1.500%	12/15/26	BB+	169,688
700	Transocean Inc., Convertible Bond	1.625%	12/15/37	BBB+	613,375
1,800	Transocean Inc.	1.500%	12/15/37	BBB+	1,467,000
950	Transocean Inc.	1.500%	12/15/37	BBB+	736,250

5,650	Total Energy Equipment & Services				4,752,002
	Food Products – 0.2%
250	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	245,000
350	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	343,000
250	Chiquita Brands International Inc., Convertible Bond	4.250%	8/15/16	B–	200,000
300	Smithfield Foods Inc., Convertible Bond	4.000%	6/30/13	B	222,000
250	Tyson Foods inc., Convertible Bond	3.250%	10/15/13	BB	202,813

1,400	Total Food Products				1,212,813
	Health Care Equipment & Supplies – 0.7%
300	Advanced Medical Optics	2.500%	7/15/24	B–	244,500
250	Advanced Medical Optics	3.250%	8/01/26	B–	88,750
400	American Medical Systems Holdings, Convertible Bond	3.250%	7/01/36	B	272,500
150	Beckman Coulter Inc., Convertible Bonds, 144A	2.500%	12/15/36	BBB	141,188
1,250	Hologic Inc.	2.000%	12/15/37	B+	732,813
350	Kinetic Concepts Inc., Convertible Bond	3.250%	4/15/15	B+	194,250
1,300	Medtronic, Inc., Convertible Bond	1.500%	4/15/11	AA–	1,215,500
1,400	Medtronic, Inc., Convertible Bond	1.625%	4/15/13	AA–	1,242,500

5,400	Total Health Care Equipment & Supplies				4,132,001
	Health Care Providers & Services – 0.8%
400	Laboratory Corporation of America Holdings	0.000%	9/11/21	BBB–	358,000
150	LifePoint Hospitals Inc., Convertible Bond	3.250%	8/15/25	B1	108,563
350	Lifepoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	238,438
6,150	Omnicare, Inc.	3.250%	12/15/35	B+	3,482,438

7,050	Total Health Care Providers & Services				4,187,439
	Hotels, Restaurants & Leisure – 0.6%
600	Carnival Corporation	2.000%	4/15/21	A–	544,500
500	International Game Technology	2.600%	12/15/36	BBB	475,000
2,605	Punch Taverns Corporation, Convertible Bonds	5.000%	12/14/10	N/R	2,487,194

3,705	Total Hotels, Restaurants & Leisure				3,506,694
	Insurance – 0.1%
850	Prudential Financial Inc., Convertible Bond	0.366%	12/15/37	A+	808,775
	Internet & Catalog Retail – 0.1%
150	Priceline.com, Inc., Convertible Bonds	0.500%	9/30/11	BB–	274,313
150	Priceline.com, Inc., Convertible Bonds	0.750%	9/30/13	BB–	274,313

300	Total Internet & Catalog Retail				548,626

31

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Internet Software & Services – 0.0%
$350	Equinix Inc., Convertible Bond	3.000%	10/15/14	B–	$208,250
	Leisure Equipment & Products – 0.0%
300	Eastman Kodak Company	3.375%	10/15/33	B2	243,375
	Life Sciences Tools & Services – 0.1%
250	Apogent Technologies, Inc., Convertible Bonds	0.621%	12/15/33	BBB+	298,525
200	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	155,750
150	Fisher Scientific International, Inc., Convertible Bonds	2.500%	10/01/23	BBB+	220,875

600	Total Life Sciences Tools & Services				675,150
	Machinery – 0.1%
50	Actuant Corporation, Convertible Bond	2.000%	11/15/23	B+	50,563
750	Danaher Corporation, Convertible Bonds	0.000%	1/22/21	A+	661,875

800	Total Machinery				712,438
	Marine – 0.0%
250	Horizon Lines Inc., Convertible Bonds	4.250%	8/15/12	B–	129,375
	Media – 0.7%
200	ELF Special Financing Limited, Convertible Bonds, 144A	4.598%	6/15/09	Ba3	177,420
250	Hasbro Inc.	2.750%	12/01/21	BBB	341,875
200	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	Ba3	130,750
1,180	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	Ba3	771,425
150	Interpublic Group Companies Inc., Convertible Notes	4.750%	3/15/23	Ba3	87,188
350	Lamar Advertising Company, Convertible	2.875%	12/31/10	B	262,063
800	Liberty Media Corporation, Convertible Bonds	3.750%	2/15/30	BB+	216,000
460	Liberty Media Corporation, Senior Debentures, Exchangeable for Motorola Common Stock	3.500%	1/15/31	BB+	113,100
800	Liberty Media Corporation, Senior Debentures, Exchangeable for PCS Common Stock, Series 1	4.000%	11/15/29	BB+	222,000
800	Omnicom Group, Inc.	0.000%	2/07/31	A–	794,000
550	Omnicom Group Inc.	0.000%	7/01/38	A–	499,813
450	Sinclair Broadcast Group, Inc., Convertible Bonds	3.000%	5/15/27	B	243,000

6,190	Total Media				3,858,634
	Metals & Mining – 0.3%
2,100	Coeur d’Alene Mines Corporation, Convertible Bond	1.250%	1/15/24	B–	630,000
2,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	377,500
550	Newmont Mining Corporation	1.625%	7/15/17	BBB+	587,125

4,650	Total Metals & Mining				1,594,625
	Multiline Retail – 0.0%
250	Saks, Inc., Convertible Bonds	2.000%	3/15/24	B	97,813
	Oil, Gas & Consumable Fuels – 0.4%
150	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	B	97,125
600	Chesapeake Energy Corporation, 144A	2.750%	11/15/35	BB	381,750
800	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB	471,000
450	Chesapeake Energy Corporation, Convertible Bonds	2.250%	12/15/38	BB	204,188
500	Massey Energy Company, Convertible Bond	3.250%	8/01/15	BB–	273,750
500	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	302,500
350	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BB+	250,688
1,075	USEC Inc., Convertible Bond	3.000%	10/01/14	CCC	458,219

4,425	Total Oil, Gas & Consumable Fuels				2,439,220
	Paper & Forest Products – 0.0%
250	Rayonier Trust Holdings Inc., Convertible Bond	3.750%	10/15/12	BBB	224,375
	Pharmaceuticals – 0.5%
350	Allergan Inc., Convertible Bond	1.500%	4/01/26	A	352,188
160	Alpharma, Inc., Convertible Bonds	2.125%	3/15/27	B+	198,000
500	Myland Labs, Inc., Convertible Bonds	1.250%	3/15/12	B+	370,000
400	Myland Labs, Inc., Convertible Bonds	3.750%	9/15/15	B+	364,000
150	Teva Pharmaceutical Finance Company B.V., Series D	1.750%	2/01/26	BBB+	165,563
733	Teva Pharmaceutical Finance, Series B	0.250%	2/01/24	BBB+	906,171

32

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Pharmaceuticals (continued)

$550	Watson Pharmaceuticals Inc., Convertible Bond	1.750%	3/15/23	BB+	$514,250
142	Wyeth, Convertible Bond	2.621%	1/15/24	A+	141,389

2,985	Total Pharmaceuticals				3,011,561
	Real Estate – 0.9%
850	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A–	675,750
250	Brandywine Operating Partnership, Convertible Bonds	3.875%	10/15/26	BBB–	148,125
400	BRE Properties Inc., Convertible Bond	4.125%	8/15/26	BBB	299,000
500	Developers Diversified Realty Corporation, Convertible Bonds	3.000%	3/15/12	N/R	211,875
500	Duke Realty Corporation, Series D	3.750%	12/01/11	BBB+	287,500
250	Health Care REIT, Inc., Convertible Bonds	4.750%	12/01/26	Baa2	239,063
550	Hospitality Properties Trust, Convertible Bonds	3.800%	3/15/27	BBB	340,313
300	Host Marriot LP, Convertible Bonds, 144A	3.250%	4/15/24	BBB–	260,250
250	Prologis, Convertible Bonds, 144A	2.250%	4/01/37	BBB–	111,250
150	Ventas Inc., Convertible Bond	3.875%	11/15/11	BBB–	126,375
1,400	Vornado Realty Trust, Convertible Bonds	2.850%	4/01/27	BBB	1,039,500
400	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	346,000
500	Vornado Realty, Convertible Bond	3.625%	11/15/26	BBB	398,750
450	Weingarten Realty Investment Trust, Convertible Bonds	3.950%	8/01/26	BBB	313,875

6,750	Total Real Estate				4,797,626
	Real Estate Management & Development – 0.0%
200	Forest City Enterprises, Inc., Convertible Bonds	3.625%	10/15/11	B+	107,100
	Semiconductors & Equipment – 0.4%
700	Intel Corporation, Convertible Bond	2.950%	12/15/35	A–	609,875
1,450	Micron Technology, Inc.	1.875%	6/01/14	B+	480,312
100	ON Semiconductor Corporation, Convertible Bonds	0.000%	4/15/24	B+	83,874
400	ON Semiconductor Corporation	2.625%	12/15/26	B+	218,999
2,500	Qimonda Finance LLC, Convertible Bond	6.750%	3/22/13	N/A	321,874
300	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	205,124
100	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	68,374

5,550	Total Semiconductors & Equipment				1,988,432
	Software – 0.1%
244	Amdocs Limited	0.500%	3/15/24	BBB	242,169
250	Computer Associates International Inc., Convertible Bond, Series 144A	1.625%	12/15/09	BB+	270,312
300	Red Hat Inc., Convertible Bond	0.500%	1/15/24	BB–	300,374

794	Total Software				812,855
	Specialty Retail – 0.2%
400	Best Buy Co., Inc.	2.250%	1/15/22	Baa3	358,999
650	TJX Companies, Inc.	0.000%	2/13/21	A–	493,187
286	United Auto Group, Inc., Convertible Bonds	3.500%	4/01/26	B–	161,232

1,336	Total Specialty Retail				1,013,418
	Textiles, Apparel & Luxury Goods – 0.0%
250	Iconix Brand Group, Inc., Convertible Notes	1.875%	6/30/12	B	128,749

	Wireless Telecommunication Services – 0.3%
250	American Tower Corporation	3.000%	8/15/12	BB+	363,749
700	Nextel Communications, Inc., Convertible Senior Notes	5.250%	1/15/10	BB	609,874
911	NII Holdings Inc.	3.125%	6/15/12	N/R	556,848

1,861	Total Wireless Telecommunication Services				1,530,471

$83,838	Total Convertible Bonds (cost $81,107,533)				60,077,794

33

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 9.2% (6.3% of Total Investments)
	Aerospace & Defense – 0.1%
$1,000	Hexcel Corporation, Term Loan	6.750%	2/01/15	B+	$765,000

	Chemicals – 0.3%
1,000	Momentive Performance Materials	9.750%	12/01/14	B–	430,000
1,400	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	BB–	1,085,000

2,400	Total Chemicals				1,515,000
	Commercial Services & Supplies – 0.1%
800	Ticketmaster	10.750%	8/01/16	BB	436,000
	Electric Utilities – 0.1%
1,000	Sierra Pacific Resources, Series 2006	6.750%	8/15/17	BB	772,641
	Energy Equipment & Services – 0.3%
1,500	Pride International Inc.	7.375%	7/15/14	BB+	1,402,500
	Food & Staples Retailing – 0.3%
2,000	Stater Brothers Holdings Inc.	8.125%	6/15/12	B+	1,820,000
	Food Products – 0.2%
2,243	Dole Foods Company	8.750%	7/15/13	B–	1,334,585
	Health Care Providers & Services – 0.2%
500	Biomet Inc.	10.000%	10/15/17	B–	482,500
1,200	Select Medical Corporation	8.449%	9/15/15	CCC+	630,000

1,700	Total Health Care Providers & Services				1,112,500
	Hotels, Restaurants & Leisure – 1.4%
900	Boyd Gaming Corporation	7.750%	12/15/12	BB–	814,500
1,200	Landry’s Restaurants Inc.	9.500%	12/15/14	CCC+	1,206,000
2,000	Pinnacle Entertainment Inc.	8.250%	3/15/12	B+	1,530,000
750	Pinnacle Entertainment Inc.	8.750%	10/01/13	B+	596,250
1,750	Seminole Hard Rock Entertainment, Inc.	4.686%	3/15/14	BB	896,875
4,000	Universal City Development Partners	11.750%	4/01/10	B+	2,590,000

10,600	Total Hotels, Restaurants & Leisure				7,633,625
	Household Products – 0.2%
1,650	Central Garden & Pet Company, Senior Subordinate Notes	9.125%	2/01/13	CCC+	981,750
	Independent Power Producers & Energy Traders – 0.1%
500	Mirant North America LLC	7.375%	12/31/13	B1	482,500
	IT Services – 0.6%
1,625	Global Cash Access LLC	8.750%	3/15/12	B	1,308,125
2,250	Sungard Data Systems Inc.	9.125%	8/15/13	B	1,957,500

3,875	Total IT Services				3,265,625
	Machinery – 0.3%
2,000	Greenbrier Companies, Inc.	8.375%	5/15/15	B–	1,432,500
	Media – 0.4%
3,175	Allbritton Communications Company, Series B	7.750%	12/15/12	B	1,575,594
1,975	Medianews Group Inc.	6.375%	4/01/14	CC	135,781
4,000	R.H. Donnelley Corporation	8.875%	10/15/17	B–	620,000
2,000	Young Broadcasting Inc., Senior Subordinated Note	10.000%	3/01/11	CC	30,000

11,150	Total Media				2,361,375
	Metals & Mining – 0.6%
3,700	MagIndustries Corporation, (14)	11.000%	12/14/12	N/R	3,508,965
	Multi-Utilities – 0.2%
1,600	Dynegy Holdings, Inc., Term Loan	8.375%	5/01/16	B	1,144,000

34

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Oil, Gas & Consumable Fuels – 0.3%
$400	Chaparral Energy Inc.	8.500%	12/01/15	CCC	$82,000
1,000	Hilcorp Energy I LP/Hilcorp Finance Company, Series 144A	7.750%	11/01/15	BB–	710,000
2,000	SemGroup LP, 144A (9)	8.750%	11/15/15	C	80,000
1,000	Whiting Petroleum Corporation	7.000%	2/01/14	BB–	710,000

4,400	Total Oil, Gas & Consumable Fuels				1,582,000
	Paper & Forest Products – 1.0%
4,000	Georgia-Pacific Corporation	8.125%	5/15/11	B+	3,780,000
2,000	Georgia-Pacific Corporation	7.700%	6/15/15	B+	1,530,000

6,000	Total Paper & Forest Products				5,310,000
	Personal Products – 0.2%
1,500	Prestige Brands Inc.	9.250%	4/15/12	B–	1,387,500
	Real Estate – 0.6%
3,000	Felcor Lodging Trust Inc., 144A	4.481%	12/01/11	Ba3	1,875,000
1,000	Trustreet Properties, Inc.	7.500%	4/01/15	AAA	1,086,411
500	Ventas Realty LP, Series WI	7.125%	6/01/15	BBB–	393,750

4,500	Total Real Estate				3,355,161
	Semiconductors & Equipment – 0.3%
1,600	Avago Technologies Finance Pte Limited	10.125%	12/01/13	BB–	1,226,000
2,000	NXP BV	5.541%	10/15/13	Caa1	672,500

3,600	Total Semiconductors & Equipment				1,898,500
	Software – 0.3%
3,250	Telcorida Technologies, Inc.	5.621%	7/15/12	B	1,592,500
	Specialty Retail – 0.5%
3,000	Warnaco Inc., Senior Notes	8.875%	6/15/13	BB+	2,737,500
	Textiles, Apparel & Luxury Goods – 0.4%
3,000	Jostens IH Corporation	7.625%	10/01/12	B+	2,475,000
	Wireless Telecommunication Services – 0.2%
1,500	IPCS, Inc.	5.318%	5/01/13	B1	1,072,500

$78,468	Total Corporate Bonds (cost $78,977,942)				51,379,227

Principal
Amount (000)/
Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Capital Preferred Securities – 23.5% (16.1% of Total Investments)
	Capital Markets – 1.6%
1,220	C.A. Preferred Funding Trust	7.000%	1/30/49	Aa3	$645,504
10,700	Dresdner Funding Trust I, 144A	8.151%	6/30/31	A2	4,242,400
1,600	Kleinwort Benson Group PLC	3.055%	12/31/99	N/R	824,000
1,600	MUFG Capital Finance	4.850%	7/25/56	BBB+	1,329,866
3,200	UBS Preferred Funding Trust I	8.622%	10/29/49	A1	1,933,914

	Total Capital Markets				8,975,684

	Commercial Banks – 13.7%
3,000	AB Svensk Exportkredit, 144A	6.375%	10/27/49	AA–	3,007,086
7,730	Abbey National Capital Trust I	8.963%	6/30/50	A+	6,097,347
2,155	AgFirst Farm Credit Bank	8.393%	12/15/16	A	1,564,508
6,500	AgFirst Farm Credit Bank	7.300%	12/15/53	A	6,371,443
1,800	Bank One Capital III	8.750%	9/01/30	Aa3	1,776,960
2,000	BanPonce Trust I, Series A	8.327%	2/01/27	Baa1	1,653,886
12,628	Barclays Bank PLC, 144A	8.550%	6/15/49	Aa3	6,202,028
1,500	Barclays Bank PLC	7.434%	12/15/57	Aa3	759,345
1,500	BBVA International Preferred S.A., Unipersonal	5.919%	4/18/58	Aa3	597,744
3,500	Credit Agricole SA	6.637%	5/29/49	Aa3	1,569,400
6,200	First Empire Capital Trust I	8.234%	2/01/27	A3	4,486,016
2,000	First Midwest Bancorp Inc.	6.950%	12/01/33	Baa1	1,902,008

35

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Principal
Amount (000)/
Shares		Description (1)	Coupon	Maturity	Ratings (4)	Value
		Commercial Banks (continued)

6,800		HBOS PLC, Series 144A	6.413%	4/01/49	A1	$2,641,569
550		HSBC Capital Funding LP, Debt	10.176%	6/30/50	A1	449,030
2,450		JPM Chase Capital XXV	6.800%	10/01/37	Aa3	2,264,155
11,000		KBC Bank Fund Trust III, 144A	9.860%	5/02/50	A1	5,036,966
8,000		North Fork Capital Trust II	8.000%	12/15/27	Baa1	3,682,888
4,500		Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A1	2,122,700
600		Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	276,463
2,500		Shinsei Finance II Cayman Limited, Perpetual Maturity, 144A	7.160%	7/25/49	Baa2	521,875
8,000		Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	A2	7,051,408
3,300		Standard Chartered PLC, 144A	7.014%	1/30/58	BBB+	1,479,671
9,450		Swedbank ForeningsSparbanken AB, 144A	9.000%	9/17/50	A2	6,239,013
4,000		Unicredito Italiano Capital Trust, 144A	9.200%	4/05/51	A2	1,530,764
800		Union Bank of Norway	7.068%	11/19/49	A	945,901
–	(10)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	A3	6,056,250

		Total Commercial Banks				76,286,424
		Diversified Financial Services – 0.4%
3,100		Fulton Capital Trust I	6.290%	2/01/36	A3	1,419,943
2,500		Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa2	1,028,125

		Total Diversified Financial Services				2,448,068
		Diversified Telecommunication Services – 1.2%
10		Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	6,419,153
		Insurance – 5.7%
2,300		American General Capital II	8.500%	7/01/30	Baa1	967,329
2,600		AXA S.A., 144A	6.463%	12/14/49	BBB+	1,137,315
8,000		Great West Life & Annuity Capital I	6.625%	11/15/34	A–	6,795,672
2,000		Hartford Financial Services Group Inc.	8.125%	6/15/68	AAA	1,054,350
2,000		Liberty Mutual Group	7.800%	3/15/37	Baa3	898,824
1,150		Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa1	522,678
6,500		Nationwide Financial Services Inc.	6.750%	5/15/67	Baa1	2,919,144
5,500		Oil Insurance Limited, 144A	7.558%	12/30/49	Baa1	2,073,066
7,600		Progressive Corporation	6.700%	6/15/67	A2	3,740,834
2,700		Prudential Financial Inc.	8.875%	6/15/68	A–	1,741,743
1,100		Prudential PLC	6.500%	6/29/49	A–	484,824
9,900		QBE Capital Funding Trust II, 144A	6.797%	6/01/49	BBB	5,601,242
14,600		XL Capital, Limited	6.500%	10/15/57	BBB–	3,360,993

		Total Insurance				31,298,014
		Real Estate – 0.2%
8,000		CBG Florida REIT Corporation	7.114%	11/15/49	Ba1	1,304,832
		Road & Rail – 0.7%
6,400		Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	4,040,467
		Thrifts & Mortgage Finance – 0.0%
8,260		Washington Mutual Preferred Funding Cayman, Series A-1, 144A (9)	7.250%	3/15/49	C	5,781
947		Washington Mutual Preferred Funding Trust II (9)	6.665%	3/15/57	C	662

		Total Thrifts & Mortgage Finance				6,443

		Total Capital Preferred Securities (cost $277,417,336)				130,779,085

Shares		Description (1)				Value
		Investment Companies – 2.0% (1.4% of Total Investments)
42,022		Blackrock Preferred and Corporate Income Strategies Fund				$254,653
444,750		Blackrock Preferred Income Strategies Fund				2,895,323
39,612		Blackrock Preferred Opportunity Trust				295,109

36

Shares	Description (1)				Value
	Investment Companies (continued)

474,760	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				$3,679,390
47,504	Flaherty and Crumrine/Claymore Total Return Fund Inc.				382,407
323,537	John Hancock Preferred Income Fund III				3,562,142

	Total Investment Companies (cost $27,547,729)				11,069,024

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 2.8% (2.0% of Total Investments)
$14,111	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/08, repurchase price $14,111,420, collateralized by: $2,620,000 U.S. Treasury Bonds, 8.875%, due 2/15/19, value $4,122,046 and $6,800,000 U.S. Treasury Bonds, 8.125%, due 8/15/19, value $10,278,880	0.010%	1/02/09		$14,111,412
1,703	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/08, repurchase price $1,703,192, collateralized by $1,105,000 U.S. Treasury Bonds, 8.875%, due 2/15/19, value $1,738,497	0.010%	1/02/09		1,703,191

$15,814	Total Short-Term Investments (cost $15,814,603)				15,814,603

	Total Investments (cost $1,314,552,960) – 145.6%				810,426,577

Shares	Description (1)				Value
	Common Stocks Sold Short – (0.7)%
	Chemicals – (0.1)%
(12,200)	Sigma-Aldrich Corporation				$(515,328)

	Commercial Services and Supplies – (0.1)%
(1,700)	Strayer Education Inc.				(364,497)
	Health Care Equipment & Supplies – (0.3)%
(14,300)	C. R. Bard, Inc.				(1,204,918)
(6,000)	Chattem Inc., (2)				(429,180)

	Total Health Care Equipment & Supplies				(1,634,098)
	Specialty Retail – (0.2)%

(8,600)	AutoZone, Inc., (2)				(1,199,442)

	Total Common Stocks Sold Short (proceeds $4,070,262)				(3,713,365)

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (11)	Date	Price	Value
	Call Options Written – (0.1)%
(705)	AngloGold Ashanti Limited	$(2,820,000)	1/17/09	$40.0	$(3,525)
(174)	Arch Coal Inc.	(870,000)	1/17/09	50.0	(870)
(155)	Arch Coal Inc.	(852,500)	1/17/09	55.0	(775)
(660)	Arch Coal Inc.	(990,000)	4/18/09	15.0	(244,200)
(1,210)	Barrick Gold Corporation	(6,050,000)	1/17/09	50.0	(6,050)
(2,315)	BJ Services Company	(5,208,750)	1/17/09	22.5	(11,575)
(570)	BP PLC	(3,990,000)	1/17/09	70.0	(2,850)
(460)	Cameco Corporation	(1,610,000)	1/17/09	35.0	(2,300)
(380)	Cameco Corporation	(1,140,000)	3/21/09	30.0	(2,850)
(155)	Chevron Corporation	(1,317,500)	1/17/09	85.0	(1,163)
(600)	eBay, Inc.	(1,800,000)	1/17/09	30.0	(600)
(698)	Gold Fields Limited	(1,047,000)	1/17/09	15.0	(3,490)
(1,260)	Ivanhoe Mines Ltd.	(1,575,000)	1/17/09	12.5	(6,300)
(375)	KT Corporation	(843,750)	1/17/09	22.5	(18,750)
(1,138)	Newmont Mining Corporation	(5,690,000)	1/17/09	50.0	(14,794)
(401)	Nexen Inc.	(1,203,000)	1/17/09	30.0	(2,406)
(2,107)	Republic Services Inc.	(2,107,000)	1/17/09	10.0	(273,910)
(462)	Royal Dutch Shell PLC	(3,465,000)	1/17/09	75.0	(4,620)
(1,335)	Smithfield Foods Inc.	(4,005,000)	1/17/09	30.0	(6,675)
(2,070)	Sprint Nextel Corporation	(1,656,000)	2/21/09	8.0	(10,350)
(450)	Tech Data Corporation	(1,800,000)	1/17/09	40.0	(2,250)

37

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (11)	Date	Price	Value
(3,608)	Tyson Foods, Inc.	$(5,412,000)	1/17/09	$15.0	$(18,040)
(1,203)	Tyson Foods, Inc.	(2,105,250)	1/17/09	17.5	(6,015)
(380)	UBS AG	(1,140,000)	1/17/09	30.0	(1,900)
(405)	UBS AG	(1,620,000)	1/17/09	40.0	(2,025)

(23,276)	Total Call Options Written (premiums received $7,490,746)	(60,317,750)			(648,283)

	Borrowings – (26.1)% (12), (13)				(145,545,000)

	Other Assets Less Liabilities – 2.6%				14,827,720

	FundPreferred Shares, at Liquidation Value – (21.3)% (12)				(118,650,000)

	Net Assets Applicable to Common Shares – 100%				$556,697,649

Investments in Derivatives

Interest Rate Swaps outstanding at December 31, 2008:
		Fund			Fixed Rate		Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date	(Depreciation)
Morgan Stanley	$71,000,000	Receive	1-Month USD-LIBOR	3.406%	Monthly	1/22/09	$(164,738)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Non-income producing.
(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations under call options written.
(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(5)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(6)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(7)	At or subsequent to December 31, 2008, this issue was under the protection of the Federal Bankruptcy Court.
(8)	Non-income producing. Non-income producing, in the case of a Senior Loan, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(9)	At or subsequent to December 31, 2008, this issue was under protection of the Federal Bankruptcy Court. As a result, the Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.
(10)	Principal Amount (000) rounds to less than $1,000.
(11)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(12)	Borrowings and FundPreferred Shares, at Liquidation Value as a percentage of Total Investments are 18.0% and 14.6%, respectively.
(13)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2008, investments with a value of $578,069,455 have been pledged as collateral for Borrowings.
(14)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
N/A	Not applicable/not available.
N/R	Not rated.
DD1	Investment, or portion of investment, purchased on a delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
CORTS	Corporate Backed Trust Securities
PPLUS	PreferredPlus Trust
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate
See accompanying notes to financial statements.

38

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 Portfolio of INVESTMENTS
December 31, 2008

Shares	Description (1)	Value
	Common Stocks – 34.5% (23.8% of Total Investments)
	Aerospace & Defense – 0.7%
85,520	BAE Systems PLC	$465,411
11,730	Boeing Company	500,519
133,460	Bombardier Inc., CLass B Shares	481,083
1,960	Esterline Technologies Corporation, (2)	74,264
13,760	Finmeccanica S.p.A.	213,128
10,682	Lockheed Martin Corporation	898,143
14,250	Orbital Sciences Corporation, (2)	278,303
17,460	Raytheon Company	891,158
33,800	Thales S.A.	1,415,653
6,050	United Technologies Corporation	324,280

	Total Aerospace & Defense	5,541,942
	Air Freight & Logistics – 0.1%
10,480	FedEx Corporation	672,292
	Airlines – 0.0%
18,380	Continental Airlines, Inc., (2)	331,943
6,150	UAL Corporation, (2)	67,773

	Total Airlines	399,716
	Auto Components – 0.2%
24,990	Advance Auto Parts, Inc.	840,914
44,130	Aisin Seiki Company Limited	632,060
5,160	Magna International Inc., Class A	154,439

	Total Auto Components	1,627,413
	Automobiles – 0.3%
26,500	Daimler-Chrysler AG	1,014,420
9,670	Toyota Motor Corporation	632,805
45,250	Yamaha Motor Company Limited	476,135

	Total Automobiles	2,123,360
	Beverages – 1.0%
1,710	Boston Beer Company, (2)	48,564
107,935	Coca Cola Amatil Limited	693,601
7,530	Coca-Cola Company	340,883
20,380	Diageo PLC, Sponsored ADR	1,156,361
51,280	Fomento Economico Mexicano S.A.	1,545,066
231,690	Foster’s Group Limited	891,097
54,510	Heineken N.V.	1,668,918
22,260	Molson Coors Brewing Company, Class B	1,088,959
17,592	Pepsi Bottling Group, Inc.	395,996
6,710	PepsiCo, Inc.	367,507
8,920	SABMiller PLC	149,792

	Total Beverages	8,346,744
	Biotechnology – 0.5%
13,950	Alnylam Pharmaceuticals, Inc., (2)	344,984
6,890	Amgen Inc., (2)	397,898
12,560	Cephalon, Inc., (2)	967,622
7,590	Emergent BioSolutions, Inc., (2)	198,175
6,430	Genentech, Inc., (2)	533,111
15,770	Genzyme Corporation, (2)	1,046,655
4,980	ISIS Pharmaceuticals, Inc., (2)	70,616
14,930	Novo-Nordisk A/S	767,253

	Total Biotechnology	4,326,314

39

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Capital Markets – 0.7%
27,483	Bank of New York Company, Inc.	$778,593
12,394	Calamos Asset Management, Inc. Class A	91,716
175,040	Daiwa Securities Group Inc.	1,050,821
3,490	Franklin Resources, Inc.	222,592
16,790	Invesco LTD	242,448
21,330	Legg Mason, Inc.	467,340
4,910	Stifel Financial Corporation, (2)	225,124
19,000	TD Ameritrade Holding Corporation, (2)	270,750
158,760	UBS AG, (2), (3)	2,270,268

	Total Capital Markets	5,619,652
	Chemicals – 0.9%
9,950	Bayer AG	579,771
18,260	Celanese Corporation, Series A	226,972
5,890	CF Industries Holdings, Inc.	289,552
5,010	Lubrizol Corporation	182,314
97,180	Mitusi Chemicals	361,128
27,700	Mosaic Company	958,420
136,990	Nissan Chemical Industries Limited	1,327,868
18,100	Potash Corporation of Saskatchewan	1,312,818
6,350	Scotts Miracle Gro Company	188,722
2,510	Syngenta AG, DD1	487,606
5,640	Terra Industries, Inc.	94,019
16,560	Wacker Chemie AG	1,773,293

	Total Chemicals	7,782,483
	Commercial Banks – 1.6%
41,010	Banco Santander Central S.A	389,185
55,670	Barclays PLC	126,532
10,470	BB&T Corporation	287,506
6,850	Commerce Bancshares Inc.	301,058
11,180	Community Bank System Inc.	272,680
34,440	Credit Agricole S.A.	386,835
216,240	DnB NOR ASA	857,962
2,450	Goldman Sachs Group, Inc.	206,756
4,330	Hancock Holding Company	196,842
120,840	Hang Seng Bank	1,595,402
2,900	Hatteras Financial Corp.	77,140
71,460	HSBC Holdings PLC	699,392
58,050	IntesaSanpaolo SpA	210,878
4,020	Investors Bancorp, Inc., (2)	53,989
51,850	JPMorgan Chase & Co.	1,634,831
63,210	KeyCorp.	538,549
22,900	Lloyds TSB Group PLC, Sponsored ADR	176,330
424,820	Nishi-Nippon City Bank Limited	1,235,608
12,340	Nordic Baltic Holdings FDR	87,956
14,830	Northern Trust Corporation	773,236
14,060	PNC Financial Services Group, Inc.	688,940
5,203	Prosperity Bancshares, Inc.	153,957
49,740	Standard Chartered PLC	636,475
2,150	SVB Financial Group, (2)	56,395
6,190	UMB Financial Corporation	304,177
59,810	United Overseas Bank Limited	540,504
27,920	Wells Fargo & Company	823,082

	Total Commercial Banks	13,312,197
	Commercial Services & Supplies – 0.7%
55,100	Corrections Corporation of America, (2)	901,436
3,680	Dun and Bradstreet Inc.	284,096
3,000	GeoEye, Inc., (2)	57,690
138,915	Republic Services, Inc.	3,443,703
203,000	Toppan Printing Company Limited	1,568,240

	Total Commercial Services & Supplies	6,255,165

40

Shares	Description (1)	Value
	Communications Equipment – 0.3%
5,160	Comtech Telecom Corporation, (2)	$236,431
7,600	Interdigital Inc., (2)	209,000
9,110	NeuStar, Inc., (2)	174,274
44,990	QUALCOMM Inc.	1,611,992

	Total Communications Equipment	2,231,697
	Computers & Peripherals – 0.5%
20,380	Apple, Inc., (2)	1,739,433
8,140	Data Domain, Inc., (2)	153,032
40,860	Hewlett-Packard Company	1,482,809
8,630	International Business Machines Corporation (IBM)	726,301

	Total Computers & Peripherals	4,101,575
	Construction & Engineering – 0.5%
239,930	AMEC PLC	1,732,097
19,950	Fluor Corporation	895,157
99,600	JGC Corporation	1,490,608
13,470	Quanta Services Incorporated, (2)	266,706

	Total Construction & Engineering	4,384,568
	Consumer Finance – 0.3%
8,410	MasterCard, Inc.	1,202,041
22,370	Visa Inc.	1,173,307

	Total Consumer Finance	2,375,348
	Containers & Packaging – 0.1%
7,990	Owens-Illinois, Inc., (2)	218,367
14,530	Packaging Corp. of America	195,574

	Total Containers & Packaging	413,941
	Distributors – 0.1%
60,800	Jardine Cycle & Carriage Limited	404,358
23,740	Unilever PLC	545,302

	Total Distributors	949,660
	Diversified Consumer Services – 0.2%
17,180	Apollo Group, Inc., (2)	1,316,332
3,890	ITT Educational Services, Inc., (2)	369,472

	Total Diversified Consumer Services	1,685,804
	Diversified Financial Services – 0.5%
26,820	Citigroup Inc.	179,962
23,060	Deutsche Boerse AG	1,668,368
10,630	Eaton Vance Corporation	223,336
92,420	ING Groep N.V., Ordinary Shares	1,017,169
21,130	ING Groep N.V.	234,543
24,030	New York Stock Exchange Euronext	657,941
2,290	Orix Corporation	130,761

	Total Diversified Financial Services	4,112,080
	Diversified Telecommunication Services – 1.5%
34,980	AT&T Inc.	996,930
8,440	Cbeyond Inc., (2)	134,871
22,150	Embarq Corporation	796,514
21,130	France Telecom S.A.	593,119
43,300	KT Corporation, Sponsored ADR, (3)	635,211
590	Nippon Telegraph and Telephone Corporation, ADR	3,046,001
295,000	Sprint Nextel Corporation, (2), (3)	539,850
3,270,000	Telecom Italia S.p.A.	3,723,092
26,670	Telefonica SA	1,797,291

	Total Diversified Telecommunication Services	12,262,879

41

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Electric Utilities – 1.9%
196,500	Centrais Electricas Brasileiras S.A., ADR, (2)	$2,037,469
26,910	Chubu Electric Power Inc.	819,620
41,800	E.ON A.G., Sponsored ADR	1,628,072
35,460	Edison International	1,138,975
10,320	El Paso Electric Company, (2)	186,689
11,890	FPL Group, Inc.	598,424
58,000	IdaCorp, Inc., (3)	1,708,100
382,100	Korea Electric Power Corporation, Sponsored ADR	4,436,181
14,980	PG&E Corporation	579,876
211,100	PNM Resources Inc.	2,127,888
14,230	Progress Energy, Inc.	567,066
8,020	Southern Company	296,740

	Total Electric Utilities	16,125,100
	Electrical Equipment – 0.4%
99,600	ABB Limited, (2)	1,518,913
34,294	Emerson Electric Co.	1,255,503
1,000	First Solar Inc., (2)	137,960
8,710	GrafTech International Ltd., (2)	72,467
114,680	Hitachi Limited	445,064
21,080	Nikon Corporation	253,014

	Total Electrical Equipment	3,682,921
	Electronic Equipment & Instruments – 0.3%
4,400	Dolby Laboratories, Inc., (2)	144,144
10,154	Itron Inc., (2)	647,216
6,228	Multi Fineline Electronix, Inc., (2)	72,805
4,460	SunPower Corporation, (2)	165,020
67,000	Tech Data Corporation, (2), (3)	1,195,280
3,991	Teledyne Technologies Inc., (2)	177,799
3,470	Thermo Fisher Scientific, Inc., (2)	118,223

	Total Electronic Equipment & Instruments	2,520,487
	Energy Equipment & Services – 0.7%
328,000	BJ Services Company, (3)	3,827,760
3,880	Cabot Oil & Gas Corporation	100,880
23,950	Cooper Cameron Corporation, (2)	490,975
9,600	Dresser Rand Group, Inc., (2)	165,600
20,700	FMC Technologies Inc., (2)	493,281
12,990	Matrix Service Company, (2)	99,633
5,700	Noble Corporation	125,913
8,300	Pride International Inc., (2)	132,634
12,740	Superior Well Services, Inc., (2)	127,400
14,300	Technip S.A.	439,066

	Total Energy Equipment & Services	6,003,142
	Food & Staples Retailing – 0.7%
19,790	Casino Guichard-Perrachon S.A.	1,508,283
9,330	Costco Wholesale Corporation	489,825
91,310	Koninklijke Ahold N.V.	1,125,205
27,320	Kroger Co.	721,521
4,090	Nash Finch Company	183,600
36,810	Safeway Inc.	874,974
12,980	Wal-Mart Stores, Inc.	727,659
64,960	William Morrison Supermarkets PLC	263,305

	Total Food & Staples Retailing	5,894,372
	Food Products – 2.2%
5,960	Campbell Soup Company	178,860
7,980	Diamond Foods Inc.	160,797
7,980	Flowers Foods Inc.	194,393
10,480	General Mills, Inc.	636,660
29,780	H.J. Heinz Company	1,119,728
211,720	Jeronimo Martins SGPS	1,175,899
11,110	Monsanto Company	781,589

42

Shares	Description (1)	Value
	Food Products (continued)

22,510	Nestle S.A.	$891,353
377,700	Smithfield Foods, Inc., (2), (3)	5,314,239
679,300	Tyson Foods, Inc., Class A, (3)	5,950,668
75,860	Unilever PLC	1,746,297

	Total Food Products	18,150,483
	Gas Utilities – 0.1%
15,480	E.ON AG	607,856
15,270	Spectra Energy Corporation	240,350

	Total Gas Utilities	848,206
	Health Care Equipment & Supplies – 0.7%
25,240	Baxter International Inc.	1,352,612
3,760	Conmed Corporation, (2)	90,014
8,570	Covidien Limited	310,577
34,700	Fresenius Medical Care, ADR	1,595,220
5,300	Gen-Probe, Inc., (2)	227,052
7,230	Masimo Corporation, (2)	215,671
110,000	Paramount Bed Company Limited	1,496,186
9,240	Saint Jude Medical Inc., (2)	304,550
8,530	Volcano Corporation, (2)	127,950

	Total Health Care Equipment & Supplies	5,719,832
	Health Care Providers & Services – 0.3%
3,250	Emergency Medical Services Corporation, (2)	118,983
30,018	Express Scripts, Inc., (2)	1,650,390
43,000	Health Net Inc., (2)	468,270
18,650	Omnicare, Inc.	517,724
9,820	Pharmerica Corporation, (2)	153,879

	Total Health Care Providers & Services	2,909,246
	Hotels, Restaurants & Leisure – 0.3%
20,080	Burger King Holdings Inc.	479,510
29,580	McDonald’s Corporation	1,839,580

	Total Hotels, Restaurants & Leisure	2,319,090
	Household Durables – 0.0%
12,030	Jarden Corporation, (2)	138,345
5,330	MDC Holdings Inc.	161,499

	Total Household Durables	299,844
	Household Products – 0.2%
17,030	Colgate-Palmolive Company	1,167,236
11,980	Reckitt and Benckiser, DD1	448,901

	Total Household Products	1,616,137
	Industrial Conglomerates – 0.2%
13,925	East Asiatic Co LTD	474,153
21,450	General Electric Company	347,490
300	Keppel Corporation	911
26,080	Mitsubishi Corporation	369,399
4,830	Teleflex Inc.	241,983
22,920	Walter Industries Inc.	401,329

	Total Industrial Conglomerates	1,835,265
	Insurance – 1.1%
12,240	Ace Limited	647,741
22,618	AFLAC Incorporated	1,036,809
11,950	Amtrust Financial Services, Inc.	138,620
7,720	Arch Capital Group Limited, (2)	541,172
4,640	Aspen Insurance Holdings Limited	112,520
4,840	Assurant Inc.	145,200
12,060	AXA	270,694
12,270	Axis Capital Holdings Limited	357,302

43

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Insurance (continued)

12,090	Chubb Corporation	$616,590
1,220	Fairfax Financial Holdings Limited	382,360
3,030	Fairfax Financial Holdings Limited	957,230
13,060	HCC Insurance Holdings Inc.	349,355
326,590	Mapfre S.A.	1,113,812
16,110	Mitsui Sumitomo Insurance Company Limited, DD1	512,317
1,840	Navigators Group, Inc., (2)	101,034
20,160	Prudential Corporation PLC	122,376
21,650	SCOR SE	500,189
12,500	Travelers Companies, Inc.	565,000
22,360	WR Berkley Corporation	693,160
1,415	Zurich Financial Services AG	309,151

	Total Insurance	9,472,632
	Internet Software & Services – 0.4%
90,000	eBay Inc., (2), (3)	1,256,400
14,400	Equinix Inc., (2)	765,936
540	Google Inc., Class A, (2)	166,131
17,930	Sohu.com Inc., (2)	848,806
13,520	Switch & Data Facilities Company, Inc., (2)	99,913
5,100	Vocus, Inc., (2)	92,871

	Total Internet Software & Services	3,230,057
	IT Services – 0.1%
29,800	Accenture Limited	977,142
13,240	CGI Group Inc., (2)	103,272
16,220	TNS Inc., (2)	152,306

	Total IT Services	1,232,720
	Leisure Equipment & Products – 0.1%
25,200	Hasbro, Inc.	735,084
12,780	Marvel Entertainment Inc., (2)	392,985

	Total Leisure Equipment & Products	1,128,069
	Life Sciences Tools & Services – 0.1%
1,440	Bio-Rad Laboratories Inc., (2)	108,446
1,730	Dionex Corporation, (2)	77,591
15,250	Illumina Inc., (2)	397,263

	Total Life Sciences Tools & Services	583,300
	Machinery – 0.4%
56,100	ABB Limited	842,061
28,250	AGCO Corporation, (2)	666,418
4,550	Badger Meter Inc.	132,041
6,230	Cummins Inc.	166,528
11,590	Flowserve Corporation	596,885
6,712	Harsco Corporation	185,788
7,900	Robbins & Myers, Inc.	127,743
6,040	SPX Corporation	244,922

	Total Machinery	2,962,386
	Marine – 0.2%
196,780	Kawasaki Kisen Kaisha Limited	922,909
56,500	Stolt-Nielsen S.A.	579,390
4,670	Transocean Inc., (2)	220,658

	Total Marine	1,722,957
	Media – 0.4%
32,020	Cablevision Systems Corporation	539,217
49,300	DIRECTV Group, Inc., (2)	1,129,463
13,440	Liberty Media Corporation, Entertainment Tracking Shares, Class A, (2)	234,931
4,090	National CineMedia, Inc.	41,473
27,890	Regal Entertainment Group, Class A	284,757

44

Shares	Description (1)	Value
	Media (continued)

32,400	Scholastic Corporation	$439,992
17,834	Shaw Communication Inc.	312,185

	Total Media	2,982,018
	Metals & Mining – 3.8%
206,400	AngloGold Ashanti Limited, Sponsored ADR, (3)	5,719,344
276,900	Apex Silver Mines Limited, (2), (7)	271,362
177,800	Barrick Gold Corporation, (3)	6,537,706
12,710	BHP Billiton PLC	246,518
10,010	BHP Billiton PLC	386,186
65,220	BHP Billiton PLC	1,385,545
4,750	Cliffs Natural Resources Inc.	121,648
3,940	Compass Minerals International, Inc.	231,120
319,100	Crystallex International Corporation, (2)	54,247
21,260	Freeport-McMoRan Copper & Gold, Inc.	519,594
205,000	Gold Fields Limited, (3)	2,035,650
180,000	Ivanhoe Mines Ltd., (2), (3)	486,000
2,595,500	Lihir Gold Limited, (2)	5,595,230
1,500,000	Minara Resources Limited	301,940
241,460	Mitsubishi Materials	611,157
167,100	Newmont Mining Corporation, (3)	6,800,970
265,900	NovaGold Resources Inc., (2)	396,191
25,310	Xstrata PLC	236,835

	Total Metals & Mining	31,937,243
	Multiline Retail – 0.3%
36,590	Big Lots, Inc., (2)	530,189
7,600	Dollar Tree Stores Inc., (2)	317,680
25,990	Family Dollar Stores, Inc.	677,559
87,010	Next PLC	1,367,284

	Total Multiline Retail	2,892,712
	Multi-Utilities – 0.1%
86,770	Centrica PLC	334,047
5,220	RWE AG, DD1	463,625

	Total Multi-Utilities	797,672
	Oil, Gas & Consumable Fuels – 3.6%
2,280	Alpha Natural Resources Inc., (2)	36,913
145,600	Arch Coal Inc., (3)	2,371,824
53,150	BG Group PLC	735,678
117,990	BP PLC, (3)	5,514,853
119,500	Cameco Corporation, (3)	2,061,375
27,650	Chesapeake Energy Corporation	447,101
53,210	Chevron Corporation, (3)	3,935,944
3,323	Comstock Resources Inc., (2)	157,012
34,260	Continental Resources Inc., (2)	709,525
2,920	Devon Energy Corporation	191,873
32,330	Eni S.p.A., Sponsored ADR	1,546,021
9,860	EOG Resources, Inc.	656,479
15,590	Hess Corporation	836,248
5,890	McMoran Exploration Corporation, (2)	57,722
13,290	Murphy Oil Corporation	589,412
58,800	Nexen Inc., (3)	1,033,704
19,820	Occidental Petroleum Corporation	1,189,002
25,590	Petrohawk Energy Corporation, (2)	399,972
30,390	Repsol YPF S.A.	653,689
89,600	Royal Dutch Shell PLC, Class B, Sponsored ADR, (3)	4,608,128
10,430	SandRidge Energy Inc., (2)	64,145
9,270	Southwestern Energy Company, (2)	268,552
51,353	StatoilHydro ASA, Sponsored ADR	855,541
21,400	Total S.A., Sponsored ADR	1,183,420
8,540	Total S.A.	469,522

45

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

6,610	Whiting Petroleum Corporation, (2)	$221,171
20,700	Woodside Petroleum Limited, (2)	535,660

	Total Oil, Gas, & Consumable Fuels	31,330,486
	Paper & Forest Products – 0.0%
7,030	Buckeye Technologies Inc., (2)	25,589
1,850	Potlatch Corporation	48,119

	Total Paper & Forest Products	73,708
	Personal Products – 0.0%
9,730	Herbalife, Limited	210,946
	Pharmaceuticals – 1.8%
15,900	Abbott Laboratories	848,583
19,130	Astellas Pharma Inc.	783,035
19,800	AstraZeneca Group	810,025
33,970	Bristol-Myers Squibb Company	789,803
24,090	Eli Lilly and Company	970,104
67,470	GlaxoSmithKline PLC, ADR	1,254,788
7,200	GlaxoSmithKline PLC, ADR	268,344
23,375	H. Lundbeck A/S	488,873
15,160	Johnson & Johnson	907,023
34,290	Novartis AG	1,717,292
4,670	Noven Pharmaceuticals Inc., (2)	51,370
3,280	Novo Nordisk A/S	169,195
271,700	Patheon Inc., (2)	486,397
12,950	Perrigo Company	418,415
44,890	Pfizer Inc.	795,002
3,040	Roche Holdings AG, DD1	470,644
21,990	Sanofi-Aventis, ADR	707,198
14,040	Sanofi-Synthelabo, SA	898,043
39,200	Shionogi & Company Limited	1,012,343
41,455	Warner Chilcott Limited, (2)	601,098
12,130	Watson Pharmaceuticals Inc., (2)	322,294
15,210	Wyeth	570,527

	Total Pharmaceuticals	15,340,396
	Real Estate – 0.2%
2,870	American Public Education Inc., (2)	106,735
3,600	Equity Lifestyles Properties Inc.	138,096
2,370	Essex Property Trust Inc.	181,898
9,080	Lexington Corporate Properties Trust	45,400
18,760	Rayonier Inc.	588,126
11,697	Tanger Factory Outlet Centers	440,041

	Total Real Estate	1,500,296
	Road & Rail – 0.4%
19,730	Canadian National Railways Company	715,682
21,030	CSX Corporation	682,844
15,990	Kansas City Southern Industries, (2)	304,610
7,370	Landstar System	283,229
8,920	Norfolk Southern Corporation	419,686
243,630	Stagocoach Group PLC	501,135
9,910	Union Pacific Corporation	473,698

	Total Road & Rail	3,380,884
	Semiconductors & Equipment – 0.3%
59,880	Broadcom Corporation, Class A, (2)	1,016,164
68,690	Intel Corporation	1,006,995
65,930	Marvell Technology Group Ltd., (2)	439,753
12,410	Monolithic Power Systems, Inc., (2)	156,490
18,150	ON Semiconductor Corporation, (2)	61,710
10,480	Semtech Corporation, (2)	118,110

	Total Semiconductors & Equipment	2,799,222

46

Shares	Description (1)			Value
	Software – 0.7%
35,050	Adobe Systems Incorporated, (2)			$746,215
15,110	Ansys Inc., (2)			421,418
17,520	Autodesk, Inc., (2)			344,268
6,710	Blackboard, Inc., (2)			176,003
33,230	CA Inc.			615,752
18,440	CommVault Systems, Inc., (2)			247,280
6,720	Electronic Arts Inc. (EA), (2)			107,789
5,020	Nintendo Co., Ltd.			1,918,401
32,580	Salesforce.com, Inc., (2)			1,042,886
15,190	Wind River Systems Inc., (2)			137,166

	Total Software			5,757,178
	Specialty Retail – 0.3%
7,340	Aeropostale, Inc., (2)			118,174
36,590	Gap, Inc.			489,940
27,960	Home Depot, Inc.			643,639
31,310	Lowe’s Companies, Inc.			673,791
11,290	NetFlix.com Inc., (2)			337,458
26,010	RadioShack Corporation			310,558

	Total Specialty Retail			2,573,560
	Textiles, Apparel & Luxury Goods – 0.1%
2,390	Deckers Outdoor Corporation, (2)			190,888
17,568	Guess Inc.			269,668

	Total Textiles, Apparel & Luxury Goods			460,556
	Thrifts & Mortgage Finance – 0.3%
141,810	Hudson City Bancorp, Inc.			2,263,287
22,790	People’s United Financial, Inc.			406,345

	Total Thrifts & Mortgage Finance			2,669,632
	Tobacco – 0.4%
10,580	British American Tobacco PLC			560,104
4,340	Lorillard Inc.			244,558
52,800	Philip Morris International			2,297,327

	Total Tobacco			3,101,989
	Water Utilities – 0.0%
3,860	California Water Service Group			179,219
	Wireless Telecommunication Services – 0.7%
150	KDDI Corporation			1,071,043
10,545	Millicom International Cellular S.A., (2)			498,250
18,110	Millicom International Cellular S.A., (2)			813,319
1,710	NTT Mobile Communications			3,365,817
27,110	Partner Communications Company Limited			447,314

	Total Wireless Telecommunication Services			6,195,743

	Total Common Stocks (cost $422,483,457)			290,964,536

Shares	Description (1)	Coupon	Ratings (4)	Value
	Convertible Preferred Securities – 1.5% (1.1% of Total Investments)
	Capital Markets – 0.0%
8,150	AMG Capital Trust II, Convertible Bond	5.150%	BB	$130,400

	Commercial Banks – 0.4%
3,900	Bank of America Corporation	7.250%	A1	2,535,000
6,250	Fifth Third Bancorp, Convertible Bond	8.500%	A3	506,750
18,200	Sovereign Capital Trust IV, Convertible Security	4.375%	Baa3	349,212

	Total Commercial Banks			3,390,962
	Communications Equipment – 0.5%
12,750	Lucent Technologies Capital Trust I	7.750%	B2	4,335,000

47

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Coupon	Ratings (4)	Value
	Diversified Financial Services – 0.2%
63,750	Citigroup Inc., Series T	6.500%	BBB	$1,784,363
	Electric Utilities – 0.1%
23,600	Centerpoint Energy Inc.	2.000%	BBB–	318,600
5,600	CMS Energy Corporation, Convertible Bonds	4.500%	Ba2	297,150

	Total Electric Utilities			615,750
	Food Products – 0.1%
5,900	Bunge Limited, Convertible Bonds	4.875%	BB	404,150
	Household Durables – 0.0%
6,400	Newell Financial Trust I	5.250%	N/R	166,400
	Independent Power Producers & Energy Traders – 0.0%
300	NRG Energy Inc., Convertible Bond	4.000%	B2	341,700
	Insurance – 0.0%
3,750	Reinsurance Group of America Inc.	5.750%	BBB	202,500
	Metals & Mining – 0.1%
1,100	Freeport McMoran Copper & Gold, Inc.	5.500%	BB	683,650
	Oil, Gas & Consumable Fuels – 0.0%
600	El Paso Corporation	4.990%	B	396,150
	Real Estate – 0.1%
21,950	HRPT Properties Trust, Preferred Convertible Bonds	6.500%	Baa3	219,500
7,500	Simon Property Group, Inc., Series I	6.000%	N/R	321,525

	Total Real Estate			541,025

	Total Convertible Preferred Securities (cost $27,177,149)			12,992,050

Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 Par (or similar) Preferred Securities – 45.9% (31.7% of Total Investments)
	Capital Markets – 2.6%
201,409	BNY Capital Trust V, Series F	5.950%	A	$4,493,435
1,178,457	Deutsche Bank Capital Funding Trust II	6.550%	A–	17,559,009

	Total Capital Markets			22,052,444
	Commercial Banks – 7.8%
112,800	ASBC Capital I	7.625%	A3	2,252,616
64,055	BAC Capital Trust II	7.000%	Aa3	1,315,049
444,920	Banco Santander Finance	6.800%	Aa3	8,453,480
916,828	Banco Santander Finance	6.500%	A+	17,291,376
28,800	Banesto Holdings, Series A, 144A	10.500%	A1	774,000
146,500	Cobank Agricultural Credit Bank	7.000%	N/R	7,318,115
48,000	Cobank Agricultural Credit Bank	11.000%	A	2,537,688
247,502	Credit Suisse	7.900%	A–	5,086,166
327,700	Fleet Capital Trust VIII	7.200%	Aa3	6,298,394
14,400	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A2	206,784
18,600	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A2	260,400
48,612	HSBC Finance Corporation	6.875%	AA–	999,463
73,080	Merrill Lynch Preferred Capital Trust III	7.000%	A3	1,232,129
209,200	Merrill Lynch Preferred Capital Trust V	7.280%	A3	3,619,160
345,341	National City Capital Trust II	6.625%	A2	6,354,274
9,600	National Westminster Bank PLC	7.760%	Aa3	95,040
14,900	PNC Capital Trust	6.125%	A2	315,135
31,926	Wells Fargo Capital Trust VII	5.850%	Aa2	664,061
38,800	Zions Capital Trust B	8.000%	Baa1	853,988

	Total Commercial Banks			65,927,318

48

Shares	Description (1)	Coupon	Ratings (4)	Value
	Diversified Financial Services – 3.3%
361,312	Citigroup Capital Trust VIII	6.950%	A3	$6,189,275
300,100	Citigroup Capital XIX	7.250%	A3	4,906,635
5,200	ING Groep N.V.	7.375%	A	65,520
555,720	ING Groep N.V.	7.200%	A	7,391,076
722,475	ING Groep N.V.	7.050%	A	9,175,433

	Total Diversified Financial Services			27,727,939
	Diversified Telecommunication Services – 1.4%
262,904	AT&T Inc.	6.375%	A	6,556,826
38,500	BellSouth Capital Funding (CORTS)	7.120%	A	955,281
30,500	BellSouth Corporation (CORTS)	7.000%	A	642,406
25,000	Verizon Communications (CORTS)	7.625%	A	605,250
143,306	Verizon Communications, Series 2004-1 (SATURNS)	6.125%	A	3,154,165

	Total Diversified Telecommunication Services			11,913,928
	Electric Utilities – 0.8%
16,100	Entergy Louisiana LLC	7.600%	A–	390,425
3,550	FPL Group Capital Inc.	6.600%	BBB+	85,910
4,925	National Rural Utilities Cooperative Finance Corporation	6.100%	A3	94,659
238,500	Xcel Energy Inc.	7.600%	BBB–	5,945,805

	Total Electric Utilities			6,516,799
	Food Products – 0.2%
35,100	Dairy Farmers of America Inc., 144A	7.875%	BBB–	2,047,867
	Insurance – 11.9%
1,148,770	Aegon N.V.	6.375%	A–	11,292,409
217,213	Arch Capital Group Limited, Series B	7.875%	BBB–	4,348,604
392,973	Arch Capital Group Limited	8.000%	BBB–	7,812,303
592,700	Berkley WR Corporation, Capital Trust II	6.750%	BBB–	10,757,505
676,601	Delphi Financial Group, Inc.	8.000%	BBB+	9,668,628
26,800	Delphi Financial Group, Inc.	7.376%	BBB–	326,960
6,000,000	Everest Reinsurance Holdings, Inc.	6.600%	Baa1	2,451,696
171,072	EverestRe Capital Trust II	6.200%	Baa1	2,838,084
6,000	Financial Security Assurance Holdings	6.250%	A+	46,500
1,158,000	Lincoln National Capital VI, Series F	6.750%	A–	20,554,500
92,300	Markel Corporation	7.500%	BBB	2,058,290
887,051	PartnerRe Limited, Series C	6.750%	BBB+	16,853,969
144,400	PLC Capital Trust III	7.500%	BBB+	1,919,076
14,000	PLC Capital Trust IV	7.250%	BBB+	196,000
29,399	Protective Life Corporation	7.250%	BBB	392,477
250,130	Prudential Financial Inc.	9.000%	A–	5,487,852
27,082	Prudential PLC	6.750%	A–	369,940
131,000	RenaissanceRe Holdings Limited, Series B	7.300%	BBB	2,377,650
31,000	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	479,570

	Total Insurance			100,232,013
	Media – 4.8%
522,721	CBS Corporation	6.750%	BBB	6,858,100
1,023,062	Comcast Corporation	7.000%	BBB+	22,507,364
643,240	Viacom Inc.	6.850%	BBB	11,758,427

	Total Media			41,123,891
	Oil, Gas & Consumable Fuels – 1.3%
613,600	Nexen Inc.	7.350%	Baa3	10,707,320
	Pharmaceuticals – 0.1%
46,500	Bristol Myers Squibb Company (CORTS)	6.250%	A+	985,335
	Real Estate – 11.6%
1,166,013	Developers Diversified Realty Corporation, Series H	7.375%	BBB–	8,885,019
426,277	Duke Realty Corporation, Series O	8.375%	BBB–	6,121,338
5,000	Duke Realty Corporation, Series K	6.500%	BBB	50,000
128,700	Duke Realty Corporation, Series L	6.600%	BBB	1,324,323
18,500	Duke Realty Corporation, Series N	7.250%	BBB–	198,320

49

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Coupon		Ratings (4)	Value
	Real Estate (continued)

96,000	Duke-Weeks Realty Corporation	6.625%		Baa2	$966,720
151,515	Equity Residential Properties Trust, Series N	6.480%		BBB	3,143,936
401,683	HRPT Properties Trust, Series B	8.750%		BBB–	4,960,785
532,900	HRPT Properties Trust, Series C	7.125%		BBB–	5,382,290
599,716	Kimco Realty Corporation, Series G	7.750%		Baa2	10,794,888
3,997	Prologis Trust, Series C	8.540%		BBB	169,623
51,275	Prologis Trust, Series G	6.750%		BB	722,978
236,000	PS Business Parks, Inc., Series L	7.600%		BBB–	4,177,200
127,900	PS Business Parks, Inc., Series O	7.375%		Baa3	2,174,300
334,388	PS Business Parks, Inc.	7.000%		BB+	5,600,999
236,606	Public Storage, Inc.	6.750%		Baa1	4,628,013
26,432	Public Storage, Inc., Series C	6.600%		BBB	475,776
145,000	Public Storage, Inc., Series E	6.750%		BBB+	2,668,000
27,011	Public Storage, Inc., Series H	6.950%		BBB+	528,335
31,200	Public Storage, Inc., Series V	7.500%		BBB	671,112
33,403	Realty Income Corporation	6.750%		BBB–	587,559
136,189	Regency Centers Corporation	7.450%		BBB	2,451,402
1,267,443	Wachovia Preferred Funding Corporation	7.250%		A–	25,551,651
221,425	Weingarten Realty Investors Series F	6.500%		Baa3	3,454,230
120,500	Weingarten Realty Trust, Series E	6.950%		A–	1,777,375

	Total Real Estate				97,466,172
	Thrifts & Mortgage Finance – 0.0%
14,900	Countrywide Capital Trust IV	6.750%		Aa3	247,340
	Wireless Telecommunication Services – 0.1%
23,446	United States Cellular Corporation	8.750%		Baa2	433,750

	Total $25 Par (or similar) Preferred Securities (cost $579,257,043)				387,382,116

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 14.7% (10.1% of Total Investments) (6)
	Aerospace & Defense – 0.1%
$574	DAE Aviation Holdings, Inc., Term Loan B1	6.276%	7/31/14	BB−	$301,596
566	DAE Aviation Holdings, Inc., Term Loan B2	7.170%	7/31/14	BB−	297,312
900	McKechnie Aerospace Holdings, Inc., Term Loan	0.000%	5/11/15	N/R	400,500

2,040	Total Aerospace & Defense				999,408

	Airlines – 0.3%
2,504	ACTS Aero Technical Support & Services, Inc., Term Loan	7.885%	10/16/14	N/R	438,138
985	American Airlines, Inc., Term Loan	3.850%	12/17/10	BB−	699,242
1,975	Delta Air Lines, Inc., Term Loan	5.149%	4/30/14	B	1,005,275

5,464	Total Airlines				2,142,655
	Building Products – 0.4%
3,550	Building Materials Corporation of America, Term Loan	6.625%	2/22/14	B+	2,167,596
976	Stile Acquisition Corporation, Canadian Term Loan	4.250%	4/05/13	Caa3	430,436
986	Stile Acquisition Corporation, Term Loan B	4.250%	4/05/13	Caa3	434,620
978	TFS Acquisition, Term Loan	4.959%	8/11/13	B+	439,875

6,490	Total Building Products				3,472,527
	Chemicals – 0.4%
775	Celanese US Holdings LLC, Term Loan	5.553%	4/02/14	BB+	532,769
1,651	Georgia Gulf Corporation, Term Loan	7.411%	10/03/13	Ba3	1,102,325
2,955	Hercules Offshore, Inc., Term Loan	3.210%	7/11/13	BB	1,950,300

5,381	Total Chemicals				3,585,394
	Commercial Services & Supplies – 0.4%
213	Aramark Corporation, Letter of Credit	4.801%	1/24/14	BB	176,252
3,349	Aramark Corporation, Term Loan	3.334%	1/24/14	BB	2,774,331

3,562	Total Commercial Services & Supplies				2,950,583

50

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Communications Equipment – 0.2%
$1,651	CommScope Inc., Term Loan B	2.961%	12/27/14	BB–	$1,217,467
922	IPC Systems, Inc., Term Loan, WI/DD	TBD	TBD	B+	492,108

2,573	Total Communications Equipment				1,709,575
	Diversified Consumer Services – 0.2%
968	Cengage Learning Acquisitions, Inc., Term Loan	2.960%	7/05/14	B+	635,895
258	Laureate Education, Inc., Delayed Term Loan	3.750%	8/17/14	B1	142,796
1,725	Laureate Education, Inc., Term Loan B	3.750%	8/17/14	B1	954,233

2,951	Total Diversified Consumer Services				1,732,924
	Diversified Telecommunication Services – 0.1%
497	Intelsat, Tranche B, Term Loan A	6.650%	1/03/14	BB–	379,530
497	Intelsat, Tranche B, Term Loan B	6.650%	1/03/14	BB–	379,416
497	Intelsat, Tranche B, Term Loan C	6.650%	1/03/14	BB–	379,416

1,491	Total Diversified Telecommunication Services				1,138,362

	Electric Utilities – 0.6%
909	Calpine Corporation, DIP Term Loan	4.335%	3/31/14	B+	674,343
1,975	TXU Corporation, Term Loan B2	5.591%	10/10/14	Ba3	1,378,385
3,950	TXU Corporation, Term Loan B3	5.368%	10/10/14	Ba3	2,756,770

6,834	Total Electric Utilities				4,809,498
	Electrical Equipment – 0.1%
1,709	Allison Transmission Holdings, Inc., Term Loan	4.580%	8/07/14	BB–	962,888
	Energy Equipment & Services – 0.2%
2,383	PGS Finance, Inc., Term Loan	3.210%	6/29/15	Ba2	1,644,500
	Health Care Equipment & Supplies – 0.1%
72	Bausch & Lomb, Inc., Delayed Term Loan	4.709%	4/24/15	BB–	34,286
475	Bausch & Lomb, Inc., Term Loan	4.709%	4/24/15	BB–	325,851
928	Biomet, Inc., Term Loan	4.459%	3/24/15	BB–	797,748

1,475	Total Health Care Equipment & Supplies				1,157,885
	Health Care Providers & Services – 2.2%
152	Community Health Systems, Inc., Term Loan B	3.404%	7/25/14	BB	53,442
8,941	Community Health Systems, Inc., Term Loan	4.445%	7/25/14	BB	7,005,237
493	Concentra, Inc., Term Loan	3.710%	6/25/14	B+	300,425
1,895	HCA, Inc., Term Loan	3.709%	11/18/13	BB	1,498,316
42	HCA, Inc., Term Loan A	3.459%	11/18/12	BB	35,605
2,640	Health Management Associates, Inc., Term Loan	3.209%	2/28/14	BB–	1,638,402
712	IASIS Healthcare LLC, Delayed Term Loan	2.461%	3/14/14	Ba2	512,083
191	IASIS Healthcare LLC, Letter of Credit	0.361%	3/14/14	Ba2	137,242
2,057	IASIS Healthcare LLC, Term Loan	2.461%	3/14/14	Ba2	1,479,868
781	LifePoint Hospitals, Inc.,Term Loan B	3.821%	4/18/12	Ba1	657,635
2,432	Select Medical Corporation, Term Loan, DD1	4.153%	2/24/12	Ba2	1,699,513
985	Select Medical Corporation, Term Loan B2	4.153%	2/24/12	Ba2	688,269
337	Sun Healthcare Group, Inc., Delayed Term Loan	4.051%	4/12/14	Ba2	232,837
566	Sun Healthcare Group, Inc., Synthetic Letter of Credit	3.459%	4/19/14	Ba2	390,842
2,505	Sun Healthcare Group, Inc., Term Loan	4.823%	4/19/14	Ba2	1,728,540
983	Vanguard Health Holding Company II LLC, Replacement Term Loan	3.298%	9/23/11	Ba3	808,214

25,712	Total Health Care Providers & Services				18,866,470
	Hotels, Restaurants & Leisure – 1.1%
2,394	CCM Merger, Inc., Term Loan B	4.176%	7/13/12	B+	1,136,943
1,965	Cedar Fair LP, Term Loan	2.461%	8/30/12	BB–	1,250,953
1,787	Harrah’s Operating Company, Inc., Term Loan B2	6.535%	1/28/15	B+	1,046,096
1,164	Isle of Capri Casinos, Inc., Delayed Term Loan	3.209%	11/25/13	B+	702,823
351	Isle of Capri Casinos, Inc., Delayed Term Loan A	3.209%	11/25/13	B+	211,917
465	Isle of Capri Casinos, Inc., Delayed Term Loan B	3.209%	11/25/13	B+	281,129
988	Orbitz Worldwide, Inc., Term Loan	5.196%	7/25/14	BB–	444,375
1,980	Travelport LLC, Delayed Term Loan	3.709%	8/23/13	Ba2	890,955
134	Travelport LLC, Letter of Credit	3.709%	8/23/13	Ba2	59,524

51

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS December 31, 2008

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Hotels, Restaurants & Leisure (continued)

$669	Travelport LLC, Term Loan	3.709%	8/23/13	Ba2	$296,655
1,194	Venetian Casino Resort LLC, Delayed Term Loan	2.220%	5/23/14	B+	551,894
4,728	Venetian Casino Resort LLC, Term Loan	2.220%	5/23/14	B+	2,185,388
899	Wintergames Holdings, Term Loan A	7.970%	10/28/09	N/R	568,873

18,718	Total Hotels, Restaurants & Leisure				9,627,525
	Independent Power Producers & Energy Traders – 0.5%
1,557	NRG Energy, Inc., Credit Linked Deposit	5.021%	2/01/13	Ba1	1,358,365
3,160	NRG Energy, Inc., Term Loan	2.959%	2/01/13	Ba1	2,756,710

4,717	Total Independent Power Producers & Energy Traders				4,115,075
	Insurance – 0.3%
3,946	Conseco, Inc., Term Loan	3.825%	10/10/13	B+	2,555,197
	Internet Software & Services – 0.1%
1,000	Sabre, Inc., Term Loan	4.804%	9/30/14	B+	439,000
	IT Services – 0.5%
3,950	First Data Corporation, Term Loan B1	3.211%	9/24/14	BB–	2,557,625
1,211	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan	5.210%	7/28/12	B+	623,618
1,147	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	4.210%	7/30/12	B+	590,739
1,177	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	5.210%	7/28/12	B+	624,713

7,485	Total IT Services				4,396,695
	Leisure Equipment & Products – 0.2%
583	Herbst Gaming, Inc., Delayed Term Loan	10.500%	12/02/11	Caa3	166,044
671	Herbst Gaming, Inc., Term Loan	10.500%	12/02/11	CCC-	191,104
6,000	Wimar OpCo LLC, Term Loan, (7)	6.500%	1/03/12	N/R	1,449,999

7,254	Total Leisure Equipment & Products				1,807,147
	Machinery – 0.4%
4,466	LyondellBasell Finance Company, Term Loan B2	7.000%	12/22/14	B1	1,976,303
1,761	Oshkosh Truck Corporation, Term Loan	3.425%	12/06/13	BB+	1,037,387

6,227	Total Machinery				3,013,690
	Media – 2.5%
5,714	Cequel Communications LLC, Term Loan B	6.164%	11/05/13	BB–	3,651,812
5,281	Charter Communications Operating Holdings LLC, Term Loan	5.064%	3/06/14	B+	3,908,015
2,500	Citadel Broadcasting Corporation, Term Loan	3.650%	6/12/14	BB–	1,025,000
855	Discovery Communications Holdings LLC, Term Loan	3.459%	5/14/14	N/R	708,162
1,951	Gray Television, Inc., Term Loan B	4.827%	12/31/14	B	780,533
985	Idearc, Inc., Term Loan	3.418%	11/17/14	B2	310,955
3,167	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B	4.241%	4/08/12	N/R	1,353,697
2,922	Neilsen Finance LLC, Term Loan	4.244%	8/09/13	Ba3	1,989,064
944	Philadelphia Newspapers, Term Loan	16.500%	6/29/13	N/R	212,423
1,965	Readers Digest Association, Inc., Term Loan	4.084%	3/03/14	B2	677,925
5,925	Tribune Company, Term Loan B, (7), (8)	5.250%	6/04/14	Caa3	1,692,858
1,256	Tribune Company, Term Loan X, (7), (8)	7.084%	6/04/09	Caa1	354,085
8,000	Univision Communications, Inc., Term Loan	2.711%	9/29/14	B2	3,288,888
408	Valassis Communications, Inc., Delayed Term Loan	3.210%	3/02/14	BB	202,060
1,231	Valassis Communications, Inc., Tranche B, Term Loan	3.210%	3/02/14	BB	609,370

43,104	Total Media				20,764,847
	Metals & Mining – 0.2%
2,426	John Maneely Company, Term Loan	7.706%	12/08/13	B+	1,394,763
	Oil, Gas & Consumable Fuels – 0.6%
2,977	CCS Income Trust, Term Loan	3.461%	11/14/13	BB–	2,004,811
2,000	Venoco, Inc., Term Loan	6.250%	5/08/14	B	1,312,500
3,573	Western Refining, Inc., Term Loan	9.250%	5/30/14	BB–	1,782,825

8,550	Total Oil, Gas & Consumable Fuels				5,100,136
	Paper & Forest Products – 0.3%
3,516	Georgia-Pacific Corporation, Term Loan B	4.108%	12/21/12	BB+	2,888,644

52

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Pharmaceuticals – 0.2%
$2,000	Royalty Pharma Finance Trust, Unsecured Term Loan	7.750%	5/21/15	Baa3	$1,500,000
	Real Estate Management & Development – 0.4%
1,915	LNR Property Corporation, Term Loan B	6.690%	7/12/11	BB	909,765
3,940	Realogy Corporation, Delayed Term Loan	6.727%	10/10/13	Caa1	2,485,563

5,855	Total Real Estate Management & Development				3,395,328
	Road & Rail – 0.3%
6,419	Swift Transportation Company, Inc., Term Loan	5.832%	5/10/14	B+	2,347,377
	Software – 0.1%
2,519	Dealer Computer Services, Inc., Term Loan	2.461%	10/26/12	BB	1,215,459
	Specialty Retail – 1.2%
3,619	Blockbuster, Inc., Tranche B, Term Loan	6.244%	8/20/11	B1	2,182,554
7,616	Burlington Coat Factory Warehouse Corporation, Term Loan	4.450%	5/28/13	B2	3,384,838
3,424	Michaels Stores, Inc., Term Loan	3.523%	10/31/13	B	1,798,685
3,600	Toys “R” Us — Delaware, Inc., Term Loan B	4.831%	7/19/12	BB−	1,698,750
1,500	TRU 2005 RE Holding Co I LLC, Term Loan	4.868%	12/08/09	B3	706,249

19,759	Total Specialty Retail				9,771,076
	Wireless Telecommunication Services – 0.5%
6,000	Asurion Corporation, Term Loan	5.197%	7/03/14	N/R	4,098,749

$217,560	Total Variable Rate Senior Loan Interests (cost $206,037,559)				123,603,377

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Convertible Bonds – 10.3% (7.1% of Total Investments)
	Aerospace & Defense – 0.2%
$240	AAR Corporation, Convertible Bond	1.750%	2/01/26	BB	$186,000
300	Alliant Techsystems, Inc., Convertible Bonds	2.750%	9/15/11	BB–	296,250
300	Alliant Techsystems, Inc., Convertible Bonds	2.750%	2/15/24	BB–	344,250
850	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	850,000

1,690	Total Aerospace & Defense				1,676,500

	Airlines – 0.3%
3,375	JetBlue Airways Corporation	3.750%	3/15/35	CCC	2,615,625
	Auto Components – 0.1%
1,200	Magna International Inc., Class A	6.500%	3/31/10	N/R	928,311
	Beverages – 0.1%
450	Molson Coors Brewing Company, Senior Convertible Notes	2.500%	7/30/13	BBB	538,875
	Biotechnology – 0.4%
925	Amgen Inc.	0.125%	2/01/11	A+	893,781
2,125	Amgen Inc., (9)	0.375%	2/01/13	A+	2,032,031
400	Invitrogen Corporation	2.000%	8/01/23	BB+	376,500

3,450	Total Biotechnology				3,302,312
	Capital Markets – 0.1%
350	BlackRock Inc.	2.625%	2/15/35	AA–	491,750
	Chemicals – 0.0%
200	Ferro Corporation, Convertible Bond	6.500%	8/15/13	B	97,750
	Commercial Banks – 0.2%
200	SVB Financial Group, Convertible Bond	3.875%	4/15/11	A3	159,250
550	U.S. Bancorp, Convertible Bonds	1.358%	12/11/35	AA	504,625
750	U.S. Bancorp, Convertible Bonds	0.700%	9/20/36	AA	669,150

1,500	Total Commercial Banks				1,333,025

53

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS December 31, 2008

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Commercial Services & Supplies – 0.6%
$4,913	Allied Waste Industries Inc., Convertible Debentures	4.250%	4/15/34	BBB–	$4,421,700
	Communications Equipment – 0.3%
500	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B+	178,750
300	CommScope Inc.	1.000%	3/15/24	B	300,000
300	Comverse Technology, Inc.	0.000%	5/15/23	B+	288,000
1,350	Lucent Technologies Inc., Series B	2.875%	6/15/25	BB–	636,188
1,300	Lucent Technologies Inc.	2.875%	6/15/23	BB–	1,085,500
600	Nortel Networks Corp. (10)	1.750%	4/15/12	B–	88,500
250	Nortel Networks Corp. (10)	1.750%	4/15/12	B–	36,875
850	Nortel Networks Corp. (10)	2.125%	4/15/14	B–	123,250
150	Nortel Networks Corp. (10)	2.125%	4/15/14	B–	21,750

5,600	Total Communications Equipment				2,758,813
	Computers & Peripherals – 0.4%
1,750	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/11	A–	1,717,188
700	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A–	658,000
400	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A–	376,000
950	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	B	384,750

3,800	Total Computers & Peripherals				3,135,938
	Containers & Packaging – 0.1%
500	Sealed Air Corporation, 144A	3.000%	6/30/33	BBB–	452,500
	Diversified Financial Services – 0.1%
250	Leucadia National Corporation, Convertible Bonds	3.750%	4/15/14	BB–	247,500
500	NASDAQ Stock Market Inc., Convertible Bond	2.500%	8/15/13	BB+	372,500

750	Total Diversified Financial Services				620,000
	Diversified Telecommunication Services – 0.2%
1,550	Qwest Communications International Inc., Convertible Bond	3.500%	11/15/25	B+	1,311,688
	Electric Utilities – 0.0%
300	Covanta Holding Corporation, Convertible Bonds	1.000%	2/01/27	B1	274,500
	Electrical Equipment – 0.0%
600	General Cable Corporation, Convertible Bonds	1.000%	10/15/12	B+	377,250
	Electronic Equipment & Instruments – 0.2%
400	Anixter International Inc., Convertible Bond	0.000%	7/07/33	BB–	208,500
400	Itron Inc.	2.500%	8/01/26	B–	431,000
250	Roper Industries Inc.	1.481%	1/15/34	BB+	135,313
1,375	Tech Data Corporation, Convertible Bonds	2.750%	12/15/26	BBB–	1,010,625

2,425	Total Electronic Equipment & Instruments				1,785,438
	Energy Equipment & Services – 0.8%
250	Cooper Cameron Corporation	1.500%	5/15/24	BBB+	316,563
1,750	Nabors Industries Inc., Convertible Bond Series 144A	0.940%	5/15/11	BBB+	1,450,313
450	Nabors Industries Inc., Convertible Bond Series 144A	0.940%	5/15/11	BBB+	372,938
300	Schlumberger Limited	2.125%	6/01/23	A+	374,625
400	SESI LLC, Convertible Bond, 144A	1.500%	12/15/26	BB+	271,500
1,000	Transocean Inc., Convertible Bond	1.625%	12/15/37	BBB+	876,250
2,550	Transocean Inc.	1.500%	12/15/37	BBB+	2,078,250
1,325	Transocean Inc.	1.500%	12/15/37	BBB+	1,026,875

8,025	Total Energy Equipment & Services				6,767,314
	Food Products – 0.2%
400	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	392,000
400	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	392,000
300	Chiquita Brands International Inc., Convertible Bond	4.250%	8/15/16	B–	240,000
450	Smithfield Foods Inc., Convertible Bond	4.000%	6/30/13	B	333,000
350	Tyson Foods inc., Convertible Bond	3.250%	10/15/13	BB	283,938

1,900	Total Food Products				1,640,938

54

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Health Care Equipment & Supplies – 0.7%
$433	Advanced Medical Optics	2.500%	7/15/24	B–	$352,895
300	Advanced Medical Optics	3.250%	8/01/26	B–	106,500
600	American Medical Systems Holdings, Convertible Bond	3.250%	7/01/36	B	408,750
250	Beckman Coulter Inc., Convertible Bonds, 144A	2.500%	12/15/36	BBB	235,313
1,700	Hologic Inc.	2.000%	12/15/37	B+	996,625
550	Kinetic Concepts Inc., Convertible Bond	3.250%	4/15/15	B+	305,250
1,800	Medtronic, Inc., Convertible Bond	1.500%	4/15/11	AA–	1,683,000
1,950	Medtronic, Inc., Convertible Bond	1.625%	4/15/13	AA–	1,730,625

7,583	Total Health Care Equipment & Supplies				5,818,958
	Health Care Providers & Services – 0.7%
550	Laboratory Corporation of America Holdings	0.000%	9/11/21	BBB–	492,250
200	LifePoint Hospitals, Inc., Convertible Bond	3.250%	8/15/25	B1	144,750
550	LifePoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	374,688
8,765	Omnicare, Inc.	3.250%	12/15/35	B+	4,963,181

10,065	Total Health Care Providers & Services				5,974,869
	Hotels, Restaurants & Leisure – 0.6%
850	Carnival Corporation	2.000%	4/15/21	A–	771,375
650	International Game Technology	2.600%	12/15/36	BBB	617,500
3,710	Punch Taverns Corporation, Convertible Bonds	5.000%	12/14/10	N/R	3,542,223

5,210	Total Hotels, Restaurants & Leisure				4,931,098
	Insurance – 0.1%
1,150	Prudential Financial Inc., Convertible Bond	0.366%	12/15/37	A+	1,094,225
	Internet & Catalog Retail – 0.1%
200	Priceline.com, Inc., Convertible Bonds	0.500%	9/30/11	BB–	365,750
250	Priceline.com, Inc., Convertible Bonds	0.750%	9/30/13	BB–	457,188

450	Total Internet & Catalog Retail				822,938
	Internet Software & Services – 0.0%
500	Equinix Inc., Convertible Bond	3.000%	10/15/14	B–	297,500
	Leisure Equipment & Products – 0.0%
400	Eastman Kodak Company	3.375%	10/15/33	B2	324,500
	Life Sciences Tools & Services – 0.1%
350	Apogent Technologies, Inc., Convertible Bonds	0.621%	12/15/33	BBB+	417,935
250	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	194,688
250	Fisher Scientific International, Inc., Convertible Bonds	2.500%	10/01/23	BBB+	368,125

850	Total Life Sciences Tools & Services				980,748
	Machinery – 0.1%
100	Actuant Corporation, Convertible Bond	2.000%	11/15/23	B+	101,125
1,050	Danaher Corporation, Convertible Bonds	0.000%	1/22/21	A+	926,625

1,150	Total Machinery				1,027,750
	Marine – 0.0%
350	Horizon Lines Inc., Convertible Bonds	4.250%	8/15/12	B–	181,125
	Media – 0.6%
300	ELF Special Financing Limited, Convertible Bonds, 144A	4.598%	6/15/09	Ba3	266,130
300	Hasbro Inc.	2.750%	12/01/21	BBB	410,250
250	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	Ba3	163,438
1,790	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	Ba3	1,170,213
150	Interpublic Group Companies Inc., Convertible Notes	4.750%	3/15/23	Ba3	87,188
450	Lamar Advertising Company, Convertible	2.875%	12/31/10	B	336,938
1,150	Liberty Media Corporation Convertible Bonds	3.750%	2/15/30	BB+	310,500
700	Liberty Media Corporation, Senior Debentures Exchangeable for Motorola Common Stock 3.500%		1/15/31	BB+	172,108
1,100	Liberty Media Corporation, Senior Debentures, Exchangeable for PCS Common Stock, Series 1 4.000%		11/15/29	BB+	305,250
1,150	Omnicom Group, Inc.	0.000%	2/07/31	A–	1,141,375
750	Omnicom Group Inc.	0.000%	7/01/38	A–	681,563

55

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS December 31, 2008

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Media (continued)

$600	Sinclair Broadcast Group, Inc., Convertible Bonds	3.000%	5/15/27	B	$324,000

8,690	Total Media				5,368,953
	Metals & Mining – 0.3%
4,890	Coeur d’Alene Mines Corporation, Convertible Bond	1.250%	1/15/24	B–	1,467,000
3,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	566,250
750	Newmont Mining Corporation	1.625%	7/15/17	BBB+	800,625

8,640	Total Metals & Mining				2,833,875
	Multiline Retail – 0.0%
350	Saks, Inc., Convertible Bonds	2.000%	3/15/24	B	136,938
	Oil, Gas & Consumable Fuels – 0.4%
250	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	B	161,875
850	Chesapeake Energy Corporation, 144A	2.750%	11/15/35	BB	540,813
1,150	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB	677,063
650	Chesapeake Energy Corporation, Convertible Bonds	2.250%	12/15/38	BB	294,938
650	Massey Energy Company, Convertible Bond	3.250%	8/01/15	BB–	355,875
700	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	423,500
450	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BB+	322,313
1,550	USEC Inc., Convertible Bond	3.000%	10/01/14	CCC	660,688

6,250	Total Oil, Gas & Consumable Fuels				3,437,065
	Paper & Forest Products – 0.0%
400	Rayonier Trust Holdings Inc., Convertible Bond	3.750%	10/15/12	BBB	359,000
	Pharmaceuticals – 0.5%
475	Allergan Inc., Convertible Bond	1.500%	4/01/26	A	477,969
250	Alpharma, Inc., Convertible Bonds	2.125%	3/15/27	B+	309,375
750	Myland Labs, Inc., Convertible Bonds	1.250%	3/15/12	B+	555,000
550	Myland Labs, Inc., Convertible Bonds	3.750%	9/15/15	B+	500,500
250	Teva Pharmaceutical Finance Company B.V., Series D	1.750%	2/01/26	BBB+	275,938
1,017	Teva Pharmaceutical Finance, Series B	0.250%	2/01/24	BBB+	1,257,266
750	Watson Pharmaceuticals Inc., Convertible Bond	1.750%	3/15/23	BB+	701,250
205	Wyeth, Convertible Bond	2.621%	1/15/24	A+	204,119

4,247	Total Pharmaceuticals				4,281,417
	Real Estate – 0.9%
1,250	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A–	993,750
300	Brandywine Operating Partnership, Convertible Bonds	3.875%	10/15/26	BBB–	177,750
600	BRE Properties Inc., Convertible Bond	4.125%	8/15/26	BBB	448,500
750	Developers Diversified Realty Corporation, Convertible Bonds	3.000%	3/15/12	BBB–	317,813
700	Duke Realty Corporation, Series D	3.750%	12/01/11	BBB+	402,500
300	Health Care REIT, Inc., Convertible Bonds	4.750%	12/01/26	Baa2	286,875
800	Hospitality Properties Trust, Convertible Bonds	3.800%	3/15/27	BBB	495,000
450	Host Marriot LP, Convertible Bonds, 144A	3.250%	4/15/24	BBB–	390,375
350	Prologis, Convertible Bonds, 144A	2.250%	4/01/37	BBB–	155,750
250	Ventas Inc., Convertible Bond	3.875%	11/15/11	BBB–	210,625
2,000	Vornado Realty Trust, Convertible Bonds	2.850%	4/01/27	BBB	1,485,000
600	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	519,000
650	Vornado Realty, Convertible Bond	3.625%	11/15/26	BBB	518,375
650	Weingarten Realty Investment Trust, Convertible Bonds	3.950%	8/01/26	BBB	453,375

9,650	Total Real Estate				6,854,688
	Real Estate Management & Development – 0.0%
300	Forest City Enterprises, Inc., Convertible Bonds	3.625%	10/15/11	B+	160,650
	Semiconductors & Equipment – 0.3%
950	Intel Corporation, Convertible Bond	2.950%	12/15/35	A–	827,688
2,050	Micron Technology, Inc.	1.875%	6/01/14	B+	679,062
150	ON Semiconductor Corporation, Convertible Bonds	0.000%	4/15/24	B+	125,812
600	ON Semiconductor Corporation	2.625%	12/15/26	B+	328,499
3,500	Qimonda Finance LLC, Convertible Bond	6.750%	3/22/13	N/A	450,624

56

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Semiconductors & Equipment (continued)

$450	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	$307,687
150	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	102,562

7,850	Total Semiconductors & Equipment				2,821,934
	Software – 0.1%
382	Amdocs Limited	0.500%	3/15/24	BBB	379,132
350	Computer Associates International Inc., Convertible Bond, Series 144A	1.625%	12/15/09	BB+	378,437
450	Red Hat Inc., Convertible Bond	0.500%	1/15/24	BB–	450,564

1,182	Total Software				1,208,133
	Specialty Retail – 0.2%
600	Best Buy Co., Inc.	2.250%	1/15/22	Baa3	538,499
900	TJX Companies, Inc.	0.000%	2/13/21	A–	682,874
388	United Auto Group, Inc., Convertible Bonds	3.500%	4/01/26	B–	218,734

1,888	Total Specialty Retail				1,440,107
	Textiles, Apparel & Luxury Goods – 0.0%
300	Iconix Brand Group, Inc., Convertible Notes	1.875%	6/30/12	B	154,499
	Wireless Telecommunication Services – 0.3%
300	American Tower Corporation	3.000%	8/15/12	BB+	436,499
1,000	Nextel Communications, Inc., Convertible Senior Notes	5.250%	1/15/10	BB	871,249
1,341	NII Holdings Inc.	3.125%	6/15/12	N/R	819,685

2,641	Total Wireless Telecommunication Services				2,127,433

$122,674	Total Convertible Bonds (cost $118,058,527)				87,168,630

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 8.9% (6.1% of Total Investments)
	Aerospace & Defense – 0.1%
$1,000	Hexcel Corporation, Term Loan	6.750%	2/01/15	B+	$765,000

	Chemicals – 0.2%
1,000	Momentive Performance Materials	9.750%	12/01/14	B–	430,000
2,100	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	BB–	1,627,500

3,100	Total Chemicals				2,057,500
	Commercial Services & Supplies – 0.1%
1,200	Ticketmaster	10.750%	8/01/16	BB	654,000
	Diversified Telecommunication Services – 0.0%
750	Syniverse Technologies Inc., Series B	7.750%	8/15/13	B	387,188
	Electric Utilities – 0.1%
1,000	Sierra Pacific Resources, Series 2006	6.750%	8/15/17	BB	772,641
	Energy Equipment & Services – 0.3%
2,500	Pride International Inc.	7.375%	7/15/14	BB+	2,337,500
	Food & Staples Retailing – 0.2%
2,000	Stater Brothers Holdings Inc.	8.125%	6/15/12	B+	1,820,000
	Food Products – 0.8%
4,110	Del Monte Corporation	8.625%	12/15/12	BB–	4,007,250
1,096	Dole Foods Company	8.625%	5/01/09	B–	997,360
2,700	Dole Foods Company	8.750%	7/15/13	B–	1,606,500

7,906	Total Food Products				6,611,110
	Health Care Providers & Services – 0.2%
500	Biomet Inc.	10.000%	10/15/17	B–	482,500
1,800	Select Medical Corporation	8.449%	9/15/15	CCC+	945,000

2,300	Total Health Care Providers & Services				1,427,500

57

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS December 31, 2008

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Hotels, Restaurants & Leisure – 1.2%
$1,875	Boyd Gaming Corporation	7.750%	12/15/12	BB–	$1,696,875
800	Landry’s Restaurants Inc.	9.500%	12/15/14	CCC+	804,000
2,000	Pinnacle Entertainment Inc.	8.250%	3/15/12	B+	1,530,000
3,000	Pinnacle Entertainment Inc.	8.750%	10/01/13	B+	2,385,000
1,750	Seminole Hard Rock Entertainment, Inc.	4.686%	3/15/14	BB	896,875
4,000	Universal City Development Partners	11.750%	4/01/10	B+	2,590,000

13,425	Total Hotels, Restaurants & Leisure				9,902,750
	Independent Power Producers & Energy Traders – 0.1%
500	Mirant North America LLC	7.375%	12/31/13	B1	482,500
	IT Services – 0.4%
1,950	Global Cash Access LLC	8.750%	3/15/12	B	1,569,750
2,250	Sungard Data Systems Inc.	9.125%	8/15/13	B	1,957,500

4,200	Total IT Services				3,527,250
	Machinery – 0.3%
3,000	Greenbrier Companies, Inc.	8.375%	5/15/15	B–	2,148,750
	Media – 0.6%
5,450	Allbritton Communications Company, Series B	7.750%	12/15/12	B	2,704,563
2,000	AMC Entertainment Inc.	8.000%	3/01/14	B2	1,240,000
2,198	Dex Media West LLC	9.875%	8/15/13	B+	527,520
4,000	Medianews Group Inc.	6.375%	4/01/14	CC	275,000
4,000	R.H. Donnelley Corporation	8.875%	10/15/17	B–	620,000
3,500	Young Broadcasting Inc., Senior Subordinated Note	10.000%	3/01/11	CC	52,500
2,000	Young Broadcasting Inc.	8.750%	1/15/14	CC	30,000

23,148	Total Media				5,449,583
	Metals & Mining – 0.6%
5,200	MagIndustries Corporation, (14)	11.000%	12/14/12	N/R	4,931,519
	Multi-Utilities – 0.3%
2,400	Dynegy Holdings, Inc., Term Loan	8.375%	5/01/16	B	1,716,000
500	Northwestern Corporation	5.875%	11/01/14	A–	461,630

2,900	Total Multi-Utilities				2,177,630
	Oil, Gas & Consumable Fuels – 0.4%
600	Chaparral Energy Inc.	8.500%	12/01/15	CCC	123,000
1,000	Hilcorp Energy I LP/Hilcorp Finance Company, Series 144A	7.750%	11/01/15	BB–	710,000
2,000	Premcor Refining Group Inc.	7.500%	6/15/15	BBB	1,803,046
3,000	SemGroup LP, 144A (10)	8.750%	11/15/15	C	120,000
1,500	Whiting Petroleum Corporation	7.000%	2/01/14	BB–	1,065,000

8,100	Total Oil, Gas & Consumable Fuels				3,821,046
	Paper & Forest Products – 0.6%
4,000	Georgia-Pacific Corporation	8.125%	5/15/11	B+	3,780,000
2,000	Georgia-Pacific Corporation	7.700%	6/15/15	B+	1,530,000

6,000	Total Paper & Forest Products				5,310,000
	Personal Products – 0.2%
1,600	Prestige Brands Inc.	9.250%	4/15/12	B–	1,480,000
	Real Estate – 0.4%
3,000	Felcor Lodging Trust Inc., 144A	4.481%	12/01/11	Ba3	1,875,000
1,000	Trustreet Properties, Inc.	7.500%	4/01/15	AAA	1,086,411
500	Ventas Realty LP, Series WI	7.125%	6/01/15	BBB–	393,750
4,500	Total Real Estate				3,355,161

58

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Semiconductors & Equipment – 0.3%
$2,400	Avago Technologies Finance Pte Limited	10.125%	12/01/13	BB–	$1,839,000
2,000	NXP BV	5.541%	10/15/13	Caa1	672,500

4,400	Total Semiconductors & Equipment				2,511,500
	Software – 0.2%
3,250	Telcorida Technologies, Inc.	5.621%	7/15/12	B	1,592,500
	Specialty Retail – 0.8%
1,000	Quiksilver Inc.	6.875%	4/15/15	B–	327,500
7,000	Warnaco Inc., Senior Notes	8.875%	6/15/13	BB+	6,387,500

8,000	Total Specialty Retail				6,715,000
	Textiles, Apparel & Luxury Goods – 0.4%
4,000	Jostens IH Corporation	7.625%	10/01/12	B+	3,300,000
	Wireless Telecommunication Services – 0.1%
1,500	IPCS, Inc.	5.318%	5/01/13	B1	1,072,500

$115,479	Total Corporate Bonds (cost $116,586,699)				74,610,128

Principal
Amount (000)/
Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Capital Preferred Securities – 25.0% (17.2% of Total Investments)
	Capital Markets – 1.8%
9,000	C.A. Preferred Funding Trust	7.000%	1/30/49	Aa3	$4,761,918
12,400	Dresdner Funding Trust I, 144A	8.151%	6/30/31	A2	4,916,426
6,700	Kleinwort Benson Group PLC	3.055%	12/31/99	N/R	3,450,500
2,200	MUFG Capital Finance	4.850%	7/25/56	BBB+	1,828,565

	Total Capital Markets				14,957,409

	Commercial Banks – 15.7%
2,000	AB Svensk Exportkredit, 144A	6.375%	10/27/49	AA–	2,004,724
6,900	Abbey National Capital Trust I	8.963%	6/30/50	A+	5,442,651
41,600	AgFirst Farm Credit Bank	7.300%	12/15/53	A	40,777,235
7,870	Bank One Capital III	8.750%	9/01/30	Aa3	7,769,264
1,000	BanPonce Trust I, Series A	8.327%	2/01/27	Baa1	826,943
3,900	Barclays Bank PLC, 144A	8.550%	6/15/49	Aa3	1,915,419
1,000	Barclays Bank PLC	7.434%	12/15/57	Aa3	506,230
2,500	BBVA International Preferred S.A., Unipersonal	5.919%	4/18/58	Aa3	996,240
5,750	First Empire Capital Trust I	8.234%	2/01/27	A3	4,160,418
4,250	First Midwest Bancorp Inc.	6.950%	12/01/33	Baa1	4,041,767
3,500	First Union Capital Trust II, Series A	7.950%	11/15/29	A2	2,885,474
11,800	HBOS PLC, Series 144A	6.413%	4/01/49	A1	4,583,899
9,300	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A1	7,592,687
4,300	JPM Chase Capital XXV	6.800%	10/01/37	Aa3	3,973,824
15,905	KBC Bank Fund Trust III, 144A	9.860%	5/02/50	A1	7,282,995
4,000	KeyCorp Capital III	7.750%	7/15/29	A3	3,026,296
10,000	North Fork Capital Trust II	8.000%	12/15/27	Baa1	4,603,610
6,000	Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A1	2,830,266
2,000	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	921,542
4,200	Royal Bank of Scotland Group PLC	9.118%	3/31/49	A1	3,586,653
3,500	Shinsei Finance II Cayman Limited, Perpetual Maturity, 144A	7.160%	7/25/49	Baa2	730,625
3,100	Standard Chartered PLC, 144A	6.409%	1/30/57	BBB+	1,143,234
9,600	Standard Chartered PLC, 144A	7.014%	1/30/58	BBB+	4,304,496
14,700	Swedbank ForeningsSparbanken AB, 144A	9.000%	9/17/50	A2	9,705,131
15,290	Unicredito Italiano Capital Trust, 144A	9.200%	4/05/51	A2	5,851,345
600	Union Bank of Norway	7.068%	11/19/49	A	709,426

	Total Commercial Banks				132,172,394

59

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS December 31, 2008

Principal
Amount (000)/
Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Diversified Financial Services – 1.3%
4,800	Fulton Capital Trust I	6.290%	2/01/36	A3	$2,198,621
21,500	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa2	8,841,875

	Total Diversified Financial Services				11,040,496
	Diversified Telecommunication Services – 1.5%
19	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	12,300,638
	Insurance – 4.1%
2,000	Allstate Corporation	6.500%	5/15/57	A–	1,127,054
10,000	American General Capital II	8.500%	7/01/30	Baa1	4,205,780
4,980	American General Institutional Capital, 144A	8.125%	3/15/46	Baa1	1,994,938
4,000	AXA S.A., 144A	6.463%	12/14/49	BBB+	1,749,716
750	Great West Life and Annuity Insurance Company	7.153%	5/16/46	A–	410,376
7,000	Hartford Financial Services Group Inc.	8.125%	6/15/68	AAA	3,690,225
3,500	Liberty Mutual Group	7.800%	3/15/37	Baa3	1,572,942
1,550	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa1	704,480
4,000	Nationwide Financial Services Inc.	6.750%	5/15/67	Baa1	1,796,396
7,600	Oil Insurance Limited, 144A	7.558%	12/30/49	Baa1	2,864,600
3,800	Progressive Corporation	6.700%	6/15/67	A2	1,870,417
3,500	Prudential Financial Inc.	8.875%	6/15/68	A–	2,257,815
1,000	Prudential PLC	6.500%	6/29/49	A–	440,749
9,000	QBE Capital Funding Trust II, 144A	6.797%	6/01/49	BBB	5,092,038
22,200	XL Capital, Limited	6.500%	10/15/57	BBB–	5,110,551

	Total Insurance				34,888,077
	Real Estate – 0.0%
2,000	CBG Florida REIT Corporation	7.114%	11/15/49	Ba1	326,208
	Road & Rail – 0.6%
7,600	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	4,798,055

	Thrifts & Mortgage Finance – 0.0%
14,890	Washington Mutual Preferred Funding Cayman, Series A-1, 144A (10)	7.250%	3/15/49	C	10,422
632	Washington Mutual Preferred Funding Trust II (10)	6.665%	3/15/57	C	441

	Total Thrifts & Mortgage Finance				10,863

	Total Capital Preferred Securities (cost $412,381,038)				210,494,140

Shares	Description (1)				Value
	Investment Companies – 1.9% (1.3% of Total Investments)
72,961	Blackrock Preferred and Corporate Income Strategies Fund				$442,144
682,749	Blackrock Preferred Income Strategies Fund				4,444,696
74,481	Blackrock Preferred Opportunity Trust				554,883
679,959	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				5,269,682
64,796	Flaherty and Crumrine/Claymore Total Return Fund Inc.				521,608
469,287	John Hancock Preferred Income Fund III				5,166,850
	Total Investment Companies (cost $40,870,195)				16,399,863

60

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 2.3% (1.6% of Total Investments)
$19,699	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/08, repurchase price $19,708,343, collateralized by: $8,520,000 U.S. Treasury Bonds, 8.125%, due 8/15/19, value $12,878,832, $3,440,000 U.S. Treasury Bonds, 8.750%, due 8/15/20, value $5,496,432, $460,000 U.S. Treasury Bonds, 6.625%, due 2/15/27, value $700,856 and $730,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $1,031,782	0.010%	1/02/09		$19,698,916

$19,699	Total Short-Term Investments (cost $19,698,916)				19,698,916

	Total Investments (cost $1,942,550,583) – 145.0%				1,223,313,756

Shares	Description (1)				Value
	Common Stocks Sold Short – (0.6)%
	Chemicals – (0.1)%
(17,400)	Sigma-Aldrich Corporation				$(734,976)
	Commercial Services and Supplies – (0.0)%
(2,500)	Strayer Education Inc.				(536,025)
	Health Care Equipment & Supplies – (0.3)%
(20,600)	C. R. Bard, Inc.				(1,735,756)
(9,000)	Chattem Inc., (2)				(643,770)

	Total Health Care Equipment & Supplies				(2,379,526)
	Specialty Retail – (0.2)%
(11,600)	AutoZone, Inc., (2)				(1,617,852)

	Total Common Stocks Sold Short (proceeds $5,784,462)				(5,268,379)

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (11)	Date	Price	Value
	Call Options Written – (0.1)%
(1,032)	AngloGold Ashanti Limited	$(4,128,000)	1/17/09	$40.0	$(5,160)
(245)	Arch Coal Inc.	(1,225,000)	1/17/09	50.0	(1,225)
(221)	Arch Coal Inc.	(1,215,500)	1/17/09	55.0	(1,105)
(990)	Arch Coal Inc.	(1,485,000)	4/18/09	15.0	(366,300)
(1,778)	Barrick Gold Corporation	(8,890,000)	1/17/09	50.0	(8,890)
(3,280)	BJ Services Company	(7,380,000)	1/17/09	22.5	(16,400)
(834)	BP PLC	(5,838,000)	1/17/09	70.0	(4,170)
(655)	Cameco Corporation	(2,292,500)	1/17/09	35.0	(3,275)
(540)	Cameco Corporation	(1,620,000)	3/21/09	30.0	(4,050)
(223)	Chevron Corporation	(1,895,500)	1/17/09	85.0	(1,673)
(900)	eBay, Inc.	(2,700,000)	1/17/09	30.0	(900)
(1,025)	Gold Fields Limited	(1,537,500)	1/17/09	15.0	(5,125)
(1,800)	Ivanhoe Mines Ltd.	(2,250,000)	1/17/09	12.5	(9,000)
(433)	KT Corporation	(974,250)	1/17/09	22.5	(21,650)
(1,671)	Newmont Mining Corporation	(8,355,000)	1/17/09	50.0	(21,723)
(588)	Nexen Inc.	(1,764,000)	1/17/09	30.0	(3,528)
(3,087)	Republic Services Inc.	(3,087,000)	1/17/09	10.0	(401,310)
(672)	Royal Dutch Shell PLC	(5,040,000)	1/17/09	75.0	(6,720)
(1,888)	Smithfield Foods Inc.	(5,664,000)	1/17/09	30.0	(9,440)
(2,950)	Sprint Nextel Corporation	(2,360,000)	2/21/09	8.0	(14,750)
(670)	Tech Data Corporation	(2,680,000)	1/17/09	40.0	(3,350)
(5,094)	Tyson Foods Inc.	(7,641,000)	1/17/09	15.0	(25,470)

61

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS December 31, 2008

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (11)	Date	Price	Value
	Call Options Written (continued)

(1,699)	Tyson Foods, Inc.	$(2,973,250)	1/17/09	$17.5	$(8,495)
(540)	UBS AG	(1,620,000)	1/17/09	30.0	(2,700)
(580)	UBS AG	(2,320,000)	1/17/09	40.0	(2,900)

(33,395)	Total Call Options Written (premiums received $10,680,873)	(86,935,500)			(949,309)

	Borrowings – (26.6)% (12), (13)				(224,200,000)

	Other Assets Less Liabilities – 2.0%				16,373,331

	FundPreferred Shares, at Liquidation Value – (19.7)% (12)				(165,800,000)

	Net Assets Applicable to Common Shares – 100%				$843,469,399

Investments in Derivatives

Interest Rate Swaps outstanding at December 31, 2008:
		Fund			Fixed Rate		Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date	(Depreciation)
JPMorgan Chase	$97,000,000	Receive	1-Month USD-LIBOR	3.360%	Monthly	1/23/09	$(224,156)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Non-income producing.
(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations under call options written.
(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (‘Standard & Poor’s‘) or Moody’s Investor Service, Inc. (‘Moody’s‘) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(5)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(6)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (‘LIBOR‘), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(7)	At or subsequent to December 31, 2008, this issue was under the protection of the Federal Bankruptcy Court.
(8)	Non-income producing. Non-income producing, in the case of a Senior Loan, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(9)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(10)	At or subsequent to December 31, 2008, this issue was under protection of the Federal Bankruptcy Court. As a result, the Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.
(11)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(12)	Borrowings and FundPreferred Shares, at Liquidation Value as a percentage of Total Investments are 18.3% and 13.6%, respectively.
(13)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2008, investments with a value of $922,728,112 have been pledged as collateral for Borrowings.
(14)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
N/A	Not applicable/not available.
N/R	Not rated.
DD1	Investment, or portion of investment, purchased on a delayed delivery basis.
WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
CORTS	Corporate Backed Trust Securities
PPLUS	PreferredPlus Trust
SATURNS	Structured Asset Trust Unit Repackaging
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate
See accompanying notes to financial statements.

62

Statement of ASSETS & LIABILITIES
December 31, 2008

	Multi-Strategy	Multi-Strategy
	Income	Income
	and Growth	and Growth 2
	(JPC)	(JQC)
Assets
Investments, at value (cost $1,314,552,960 and $1,942,550,583, respectively)	$810,426,577	$1,223,313,756
Cash equivalents(1)	97,187,840	101,554,426
Cash denominated in foreign currencies (cost $1,256,652 and $1,468,947, respectively)	1,247,271	1,455,149
Receivables:
Dividends	1,039,330	1,494,424
Interest	6,834,542	9,409,445
Investments sold	7,655,011	7,181,262
Reclaims	48,323	68,170
Other assets	136,093	189,776

Total assets	924,574,987	1,344,666,408

Liabilities
Cash overdraft	1,612,898	2,041,770
Borrowings	145,545,000	224,200,000
Securities sold short, at value (proceeds $4,070,262 and $5,784,462, respectively)	3,713,365	5,268,379
Call options written, at value (premiums received $7,490,746 and $10,680,873, respectively)	648,283	949,309
Unrealized depreciation on interest rate swaps	164,738	224,156
Payables:
Investments purchased	3,479,813	5,230,680
FundPreferred shares noticed for redemption, at liquidation value	92,900,000	95,525,000
FundPreferred shares dividends	2,801	3,492
Accrued expenses:
Interest on borrowings	22,742	34,590
Management fees	480,039	691,055
Other	657,659	1,228,578

Total liabilities	249,227,338	335,397,009

FundPreferred shares, at liquidation value	118,650,000	165,800,000

Net assets applicable to Common shares	$556,697,649	$843,469,399

Common shares outstanding	99,403,528	139,731,300

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$5.60	$6.04

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$994,035	$1,397,313
Paid-in surplus	1,350,248,368	1,924,761,264
Undistributed (Over-distribution of) net investment income	(10,834,261)	(19,517,521)
Accumulated net realized gain (loss) from investments, foreign currency and derivative transactions	(286,608,054)	(353,937,280)
Net unrealized appreciation (depreciation) of investments, foreign currency and derivative transactions	(497,102,439)	(709,234,377)

Net assets applicable to Common shares	$556,697,649	$843,469,399

Authorized shares:
Common	Unlimited	Unlimited
FundPreferred	Unlimited	Unlimited

(1)	Segragated for the payment of FundPreferred shares and cash held at broker for call options written.

See accompanying notes to financial statements.

63

Statement of OPERATIONS
Year Ended December 31, 2008

	Multi-Strategy	Multi-Strategy
	Income	Income
	and Growth	and Growth 2
	(JPC)	(JQC)
Investment Income
Dividends (net of foreign tax withheld of $579,611 and $758,055, respectively)	$57,629,883	$77,899,898
Interest	37,999,332	57,386,890
Fees	9,662,083	13,020,807

Total investment income	105,291,298	148,307,595

Expenses
Management fees	13,793,680	19,116,275
Dividend expense on securities sold short	56,258	79,827
FundPreferred shares – auction fees	1,043,079	1,412,394
FundPreferred shares – dividend disbursing agent fees	33,554	49,017
Shareholders’ servicing agent fees and expenses	7,191	9,179
Interest expense on borrowings and amortization of borrowing costs	8,177,047	11,870,107
Custodian’s fees and expenses	503,272	654,032
Trustees’ fees and expenses	33,162	64,342
Professional fees	100,987	109,809
Shareholders’ reports – printing and mailing expenses	346,249	414,008
Stock exchange listing fees	34,096	47,943
Investor relations expense	272,566	370,615
Other expenses	118,759	114,821

Total expenses before custodian fee credit and expense reimbursement	24,519,900	34,312,369
Custodian fee credit	(14,899)	(13,242)
Expense reimbursement	(4,244,881)	(6,519,479)

Net expenses	20,260,120	27,779,648

Net investment income	85,031,178	120,527,947

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments, securities sold short and foreign currency	(294,158,827)	(359,847,633)
Call options written	7,409,398	10,084,230
Futures	120,926	164,214
Interest rate swaps	(158,849)	(177,435)
Change in net unrealized appreciation (depreciation) of:
Investments, securities sold short and foreign currency	(364,959,706)	(517,460,941)
Call options written	7,662,991	10,773,199
Interest rate swaps	(750,783)	(1,069,643)

Net realized and unrealized gain (loss)	(644,834,850)	(857,534,009)

Distributions to FundPreferred Shareholders
From net investment income	(14,437,529)	(19,760,201)

Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(14,437,529)	(19,760,201)

Net increase (decrease) in net assets applicable to Common shares from operations	$(574,241,201)	$(756,766,263)

See accompanying notes to financial statements.

64

Statement of CHANGES in NET ASSETS

	Multi-Strategy		Multi-Strategy
	Income and Growth (JPC)		Income and Growth 2 (JQC)
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/08	12/31/07	12/31/08	12/31/07
Operations
Net investment income	$85,031,178	$96,883,727	$120,527,947	$136,499,508
Net realized gain (loss) from:
Investments, securities sold short and foreign currency	(294,158,827)	57,604,857	(359,847,633)	81,823,643
Call options written	7,409,398	(825,947)	10,084,230	(1,262,638)
Futures	120,926	(9,930,657)	164,214	(14,369,007)
Interest rate swaps	(158,849)	3,200,749	(177,435)	4,297,734
Change in net unrealized appreciation (depreciation) of:
Investments, securities sold short and foreign currency	(364,959,706)	(180,585,322)	(517,460,941)	(249,891,319)
Call options written	7,662,991	(820,528)	10,773,199	(1,041,635)
Interest rate swaps	(750,783)	(3,662,494)	(1,069,643)	(4,936,771)
Distributions to FundPreferred shareholders:
From net investment income	(14,437,529)	(27,675,110)	(19,760,201)	(36,573,078)
From accumulated net realized gains	—	(9,138,483)	—	(13,728,192)

Net increase (decrease) in net assets applicable to Common shares from operations	(574,241,201)	(74,949,208)	(756,766,263)	(99,181,755)

Distributions to Common Shareholders
From net investment income	(68,962,084)	(76,330,955)	(100,913,728)	(111,173,317)
From accumulated net realized gains	—	(25,112,801)	—	(41,701,368)
Tax return of capital	(30,441,444)	(12,226,104)	(39,376,498)	(7,272,288)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(99,403,528)	(113,669,860)	(140,290,226)	(160,146,973)

Capital Share Transactions
Common shares repurchased	—	(3,326,834)	(426,558)	(7,872,338)
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	337,266	—	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(2,989,568)	(426,558)	(7,872,338)

Net increase (decrease) in net assets applicable to Common shares	(673,644,729)	(191,608,636)	(897,483,047)	(267,201,066)
Net assets applicable to Common shares at the beginning of year	1,230,342,378	1,421,951,014	1,740,952,446	2,008,153,512

Net assets applicable to Common shares at the end of year	$556,697,649	$1,230,342,378	$843,469,399	$1,740,952,446

Undistributed (Over-distribution of) net investment income at the end of year	$(10,834,261)	$(11,441,461)	$(19,517,521)	$(20,601,671)

See accompanying notes to financial statements.

65

Statement of CASH FLOWS
Year Ended December 31, 2008

	Multi-Strategy	Multi-Strategy
	Income	Income
	and Growth	and Growth 2
	(JPC)	(JQC)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(574,241,201)	$(756,766,263)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments and securities sold short	(561,245,936)	(811,219,654)
Proceeds from sales and maturities of investments and securities sold short	997,934,562	1,330,965,210
Proceeds from (Purchases of) short-term investments, net	22,023,717	67,427,532
Proceeds from (Purchases of) cash denominated in foreign currencies, net	(813,110)	(1,468,947)
Proceeds from closed foreign currency spot contracts	69,881	80,110
Payments for call options terminated	(4,148,000)	(5,699,361)
Premiums received for call options written	12,100,106	16,763,396
Proceeds from (Payments for) closed futures contracts	120,926	164,214
Proceeds from (Payments for) closed interest rate swaps	(158,849)	(177,435)
Amortization (Accretion) of premiums and discounts, net	(318,519)	(330,878)
(Increase) Decrease in receivable for dividends	1,262,937	1,202,543
(Increase) Decrease in receivable for interest	1,631,999	3,552,510
(Increase) Decrease in receivable for investments sold	(6,111,640)	(875,416)
(Increase) Decrease in receivable for reclaims	(20,420)	45,329
(Increase) Decrease in other assets	15,138	4,692
Increase (Decrease) in payable for investments purchased	1,468,392	(1,100,055)
Increase (Decrease) in payable for FundPreferred shares dividends	(408,473)	(642,043)
Increase (Decrease) in payable for securities sold short dividends	(19,038)	(26,790)
Increase (Decrease) in accrued interest on borrowings	22,742	34,590
Increase (Decrease) in accrued management fees	(401,870)	(499,808)
Increase (Decrease) in accrued other liabilities	95,935	555,984
Net realized (gain) loss from investments, securities sold short and foreign currency	294,158,827	359,847,633
Net realized (gain) loss from call options written	(7,409,398)	(10,084,230)
Net realized (gain) loss from futures	(120,926)	(164,214)
Net realized (gain) loss from interest rate swaps	158,849	177,435
Net realized (gain) loss from paydowns	(782,104)	(1,155,165)
Change in net unrealized (appreciation) depreciation of investments, securities sold short and foreign currency	364,959,706	517,460,941
Change in net unrealized (appreciation) depreciation of call options written	(7,662,991)	(10,773,199)
Change in net unrealized (appreciation) depreciation of interest rate swaps	750,783	1,069,643
Capital gains and return of capital distributions from investments	345,703	279,064

Net cash provided by (used in) operating activities	533,257,728	698,647,368

Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	1,612,898	2,041,770
Increase (Decrease) in borrowings	145,545,000	224,200,000
Increase (Decrease) in payable for FundPreferred shares noticed for redemption, at liquidation value	92,900,000	95,525,000
Increase (Decrease) in FundPreferred shares	(589,350,000)	(799,200,000)
Cash distributions paid to Common shareholders	(99,403,528)	(140,290,226)
Cost of Common shares repurchased	—	(426,558)

Net cash provided by (used in) financing activities	(448,695,630)	(618,150,014)

Net Increase (Decrease) in Cash	84,562,098	80,497,354
Cash and cash equivalents at the beginning of year	12,625,742	21,057,072

Cash and cash equivalents at the End of Year	$97,187,840	$101,554,426

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding amortization of borrowing costs) was $7,471,805 and $10,459,518 for Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC), respectively.

See accompanying notes to financial statements.

66

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
The funds covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies.

Each Fund seeks to provide high income by investing primarily in a portfolio of preferred securities, domestic and international equity securities, high yield securities and convertible securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the security exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices of fixed-income securities, senior loans and derivative instruments are provided by an independent pricing service approved by the Funds’ Board of Trustees. The value of options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available, the pricing service or in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

The senior loans in which the Funds invest are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2008, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had outstanding when-issued/delayed delivery purchase commitments of $2,037,117 and $3,107,834 respectively.

Investment Income
Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by

67

Notes to FINANCIAL STATEMENTS (continued)

taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from US generally accepted accounting principles.

The Funds make quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If a Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

FundPreferred Shares
The Funds have issued and outstanding FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund’s FundPreferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of December 31, 2008, the number of FundPreferred shares outstanding, by Series and in total, for each Fund is as follows:

	Multi-Strategy	Multi-Strategy
	Income and	Income and
	Growth (JPC)	Growth 2 (JQC)
Number of shares:
Series M	791	663
Series M2	—	663
Series T	791	663
Series T2	—	663
Series W	791	663
Series W2	—	664
Series TH	791	664
Series TH2	—	663
Series F	791	663
Series F2	791	663

Total	4,746	6,632

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,” and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds’ cost of leverage will likely to be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds’ future Common share earnings may be lower than they otherwise would have been.

As of December 31, 2008, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) redeemed/noticed for redemption $589,350,000 and $799,200,000 of their outstanding FundPreferred shares at liquidation value, respectively.

68

Short Sales
Each Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, each Fund has instructed the custodian to segregate assets of the Fund as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. Each Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and records such amounts as “Dividend expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in “Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency” on the Statement of Operations.

Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. Each Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. Each Fund will realize a gain if the price of the security declines between those dates.

Foreign Currency Transactions
Each Fund is authorized to engage in foreign currency exchange transactions including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Net realized gain (loss) from investments, securities sold short and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency” on the Statement of Operations.

Futures Contracts
Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. At December 31, 2008, there were no open futures contracts in either Fund.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

69

Notes to FINANCIAL STATEMENTS (continued)

Interest Rate Swap Transactions
Each Fund is authorized to invest in interest rate swap transactions. Each Fund’s use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve each Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate each Fund’s variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes an unrealized gain or loss for the daily changes in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded for these transactions is recognized on the Statement of Assets and Liabilities. Once periodic payments are settled in cash, the net amount is recorded as net realized gain or loss from interest rate swaps, in addition to net realized gain or loss recorded upon the termination of interest rate swap contracts on the Statement of Operations. For tax purposes, periodic payments are treated as ordinary income or expense.

Options Transactions
Each Fund is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing put options is limited to the premium paid. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. When a call or put option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. Each Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Market and Credit Risk
In the normal course of business each Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned Subsidiary of Nuveen Investments Inc. (“Nuveen”) believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the

70

original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Funds’ investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of December 31, 2008:

Multi-Strategy Income and Growth (JPC)	Level 1	Level 2	Level 3	Total
Investments	$403,229,742	$403,687,870	$3,508,965	$810,426,577
Derivatives*	—	(164,738)	—	(164,738)
Securities sold short	(3,713,365)	—	—	(3,713,365)
Call options written	(648,283)	—	—	(648,283)

Total	$398,868,094	$403,523,132	$3,508,965	$805,900,191

Multi-Strategy Income and Growth 2 (JQC)	Level 1	Level 2	Level 3	Total
Investments	$625,807,788	$592,574,449	$4,931,519	$1,223,313,756
Derivatives*	—	(224,156)	—	(224,156)
Securities sold short	(5,268,379)	—	—	(5,268,379)
Call options written	(949,309)	—	—	(949,309)

Total	$619,590,100	$592,350,293	$4,931,519	$1,216,871,912

*	Represents net unrealized appreciation (depreciation). Derivatives may include outstanding futures, forwards and swap contracts. See Investments in Derivatives in the Portfolio of Investments.

71

Notes to FINANCIAL STATEMENTS (continued)

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Multi-Strategy	Multi-Strategy
	Income and Growth (JPC)	Income and Growth 2 (JQC)
	Level 3	Level 3
	Investments	Investments
Balance at beginning of year	$4,003,008	$5,625,849
Gains (losses):
Net realized gains (losses)	568,137	798,463
Net change in unrealized appreciation (depreciation)	(256,902)	(361,052)
Net purchases at cost (sales at proceeds)	(850,057)	(1,194,674)
Net discounts (premiums)	44,779	62,933
Net transfers in to (out of) at end of period fair value	—	—

Balance at end of year	$3,508,965	$4,931,519

Multi-Strategy Income and Growth (JPC) “Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency” presented on the Statement of Operations includes $(256,715) of net appreciation (depreciation) related to securities classified as Level 3 at year end.

Multi-Strategy Income and Growth 2 (JQC) “Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency” presented on the Statement of Operations includes $(360,789) of net appreciation (depreciation) related to securities classified as Level 3 at year end.

3.	Fund Shares
Common Shares
On November 21, 2007, the Funds’ Board of Trustees approved an open market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Funds’ Common shares. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

	Multi-Strategy		Multi-Strategy
	Income and Growth (JPC)		Income and Growth 2 (JQC)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/08	12/31/07	12/31/08	12/31/07
Common shares:
Repurchased	—	(311,100)	(38,900)	(725,600)
Issued to shareholders due to reinvestments of distributions	—	23,651	—	—

	—	(287,449)	(38,900)	(725,600)

Weighted average price per Common share repurchased	—	$10.67	$10.95	$10.83
Weighted average discount per Common share repurchased	—	13.81%	12.44%	13.85%

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FundPreferred Shares
Transactions in FundPreferred shares were as follows:

	Multi-Strategy				Multi-Strategy
	Income and Growth (JPC)				Income and Growth 2 (JQC)
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/08		12/31/07		12/31/08		12/31/07
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
FundPreferred shares redeemed and/or noticed for redemption:
Series M	3,929	$98,225,000	—	$ —	3,197	$79,925,000	—	$ —
Series M2	—	—	—	—	3,197	79,925,000	—	—
Series T	3,929	98,225,000	—	—	3,197	79,925,000	—	—
Series T2	—	—	—	—	3,197	79,925,000	—	—
Series W	3,929	98,225,000	—	—	3,197	79,925,000	—	—
Series W2	—	—	—	—	3,196	79,900,000	—	—
Series TH	3,929	98,225,000	—	—	3,196	79,900,000	—	—
Series TH2	—	—	—	—	3,197	79,925,000	—	—
Series F	3,929	98,225,000	—	—	3,197	79,925,000	—	—
Series F2	3,929	98,225,000	—	—	3,197	79,925,000	—	—

	23,574	$589,350,000	—	$ —	31,968	$799,200,000	—	$ —

4.	Investment Transactions
Purchases and sales (including maturities and proceeds from securities sold short, but excluding short-term investments, call options written and derivative transactions) during the fiscal year ended December 31, 2008, were as follows:

	Multi-Strategy	Multi-Strategy
	Income	Income
	and Growth	and Growth 2
	(JPC)	(JQC)
Purchases:
Investment securities	$557,999,692	$808,170,015
U.S. Government and agency obligations	3,246,244	3,049,639
Sales and maturities:
Investment securities	995,499,319	1,328,238,400
U.S. Government and agency obligations	2,435,243	2,726,810

Transactions in call options written during the fiscal year ended December 31, 2008, were as follows:

	Multi-Strategy		Multi-Strategy
	Income and Growth (JPC)		Income and Growth 2 (JQC)
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received

Outstanding, beginning of year	29,645	$6,960,983	40,830	$9,718,151
Options written	46,360	12,100,106	63,955	16,763,396
Options terminated in closing purchase transactions	(22,599)	(4,592,122)	(31,155)	(6,632,183)
Options expired	(21,476)	(4,821,708)	(27,515)	(5,970,300)
Options exercised	(8,654)	(2,156,513)	(12,720)	(3,198,191)

Outstanding, end of year	23,276	$7,490,746	33,395	$10,680,873

73

Notes to FINANCIAL STATEMENTS (continued)

5.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, timing differences in the recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2008, the cost of investments (excluding proceeds received on securities sold short and call options written) was as follows:

	Multi-Strategy
	Income and	Multi-Strategy Income and
	Growth (JPC)	Growth 2 (JQC)
Cost of investments	$1,329,659,328	$1,967,591,847

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding proceeds received on securities sold short and call options written) at December 31, 2008, were as follows:

	Multi-Strategy	Multi-Strategy
	Income and	Income and
	Growth (JPC)	Growth 2 (JQC)
Gross unrealized:
Appreciation	$6,367,373	$8,791,523
Depreciation	(525,600,124)	(753,069,614)

Net unrealized appreciation (depreciation) of investments	$(519,232,751)	$(744,278,091)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2008, the Funds’ tax year end, were as follows:

	Multi-Strategy	Multi-Strategy
	Income and	Income and
	Growth (JPC)	Growth 2 (JQC)
Undistributed net ordinary income *	$—	$—
Undistributed net long-term capital gains	—	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended December 31, 2008 and December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

	Multi-Strategy	Multi-Strategy
	Income and	Income and
2008	Growth (JPC)	Growth 2 (JQC)
Distributions from net ordinary income *	$83,808,086	$121,315,972
Distributions from net long-term capital gains	—	—
Tax return of capital	30,441,444	39,376,498

	Multi-Strategy	Multi-Strategy
	Income and	Income and
2007	Growth (JPC)	Growth 2 (JQC)
Distributions from net ordinary income *	$138,358,876	$200,640,767
Distributions from net long-term capital gains	—	2,560,636
Tax return of capital	12,226,104	7,272,288

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2008, the Funds’ tax year end, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had unused capital loss carryforwards of $215,894,596 and $268,355,995, respectively, available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward for both Funds will both expire on December 31, 2016.

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The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through December 31, 2008, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Multi-Strategy	Multi-Strategy
	Income and	Income and
	Growth (JPC)	Growth 2 (JQC)
Post-October capital losses	$65,781,711	$79,115,027

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

6.	Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components — a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of December 31, 2008, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds (“Managed Assets”) but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. (“Spectrum”), Symphony Asset Management, LLC (“Symphony”) and Tradewinds Global Investors, LLC (“Tradewinds”). Symphony and Tradewinds are both subsidiaries of Nuveen. Spectrum manages the portion of the Funds’ investment portfolios allocated to preferred securities. Symphony manages the portion of the Funds’ investment portfolios

75

Notes to FINANCIAL STATEMENTS (continued)

allocated to debt securities and certain equity investments. Tradewinds manages the portion of the Funds’ investment portfolios allocated to global equities. Each sub-adviser is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Multi-Strategy Income and Growth’s (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2003 *	.32%	2008	.32%
2004	.32	2009	.24
2005	.32	2010	.16
2006	.32	2011	.08
2007	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth (JPC) for any portion of its fees and expenses beyond March 31, 2011.

For the first eight years of Multi-Strategy Income and Growth 2’s (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
June 30,		June 30,
2003 *	.32%	2008	.32%
2004	.32	2009	.24
2005	.32	2010	.16
2006	.32	2011	.08
2007	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

7.	Senior Loan Commitments
Unfunded Commitments
Pursuant to the terms of certain of the variable rate senior loan agreements, Each Fund may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2008, there were no unfunded senior loan commitments in either Fund.

Participation Commitments
With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, a Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, a Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At December 31, 2008, there were no such outstanding participation commitments in either Fund.

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8.	Borrowing Arrangements
Refinancings
On April 7, 2008 and May 2, 2008, Multi-Strategy Income and Growth (JPC) drew $255 million and $195 million, respectively, of its $450 million prime brokerage facility with Bank of America, which was subsequently assigned to BNP Paribas Prime Brokerage, Inc. (“BNP”), to redeem at liquidation value $450 million of its outstanding FundPreferred shares. On September 17, 2008, the Fund began to pay down the $450 million and as of December 31, 2008, the Fund’s outstanding balance on these borrowings were $145,545,000. For the period April 7, 2008 through December 31, 2008, the average daily balance outstanding and average interest rate on these borrowings were $304,085,197 and 3.09%, respectively.

On April 18, 2008 and May 13, 2008, Multi-Strategy Income and Growth 2 (JQC) drew $400 million and $240 million, respectively, of its $640 million prime brokerage facility with Bank of America, which was subsequently assigned to BNP, to redeem at liquidation value $640 million of its outstanding FundPreferred shares. On September 17, 2008, the Fund began to pay down the $640 million and as of December 31, 2008, the Fund’s outstanding balance on these borrowings were $224,200,000. For the period April 18, 2008 through December 31, 2008, the average daily balance outstanding and average interest rate on these borrowings were $446,848,637 and 3.08%, respectively.

In order to maintain these borrowing facilities, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Funds’ Portfolios of Investments.

Interest is charged at LIBOR (London Inter-bank Offered Rate) plus an agreed upon spread on the amount borrowed and an agreed upon spread on the undrawn balance. In addition to interest, the Funds also paid a .15% one time arraignment fee of the total borrowing limit which was fully amortized and expensed as of December 31, 2008.

Interest expense incurred on the drawn and undrawn balances and the one time arraignment fees are recognized as “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

9.	New Accounting Pronouncement
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

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Financial HIGHLIGHTS Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions
				from Net	Distributions						Offering
				Investment	from Capital		Net		Tax		Costs and
	Beginning			Income to	Gains to		Investment	Capital	Return of		Fund	Ending
	Common		Net	Fund	Fund		Income to	Gains to	Capital to		Preferred	Common
	Share	Net	Realized/	Preferred	Preferred		Common	Common	Common		Share	Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-	Share-		Underwriting	Net Asset	Market
	Value	Income(a)	Gain (Loss)	holders†	holders†	Total	holders	holders	holders	Total	Discounts	Value	Value
Multi-Strategy Income and Growth (JPC)

Year Ended 12/31:
2008	$12.38	$ .86	$(6.49)	$(.15)	$ —	(5.78)	$(0.69)	$—	$(0.31)	$(1.00)	$—	$5.60	$4.60
2007	14.26	.97	(1.34)	(.28)	(.09)	(.74)	(.77)	(.25)	(.12)	(1.14)	—	12.38	10.93
2006	14.18	1.02	.50	(.31)	(.03)	1.18	(.87)	(.08)	(.15)	(1.10)	—	14.26	14.29
2005	15.32	1.13	(.74)	(.22)	—	.17	(1.15)	(.16)	—	(1.31)	—	14.18	11.97
2004(b)	14.73	.52	.85	(.04)	(.01)	1.32	(.50)	(.23)	—	(.73)	—	15.32	14.33
Year Ended 7/31:
2004	14.12	1.25	.71	(.08)	—	1.88	(1.22)	(.05)	—	(1.27)	—	14.73	13.95

Multi-Strategy Income and Growth 2 (JQC)

Year Ended 12/31:
2008	12.46	.86	(6.14)	(.14)	—	(5.42)	(.72)	—	(.28)	(1.00)	—	6.04	4.87
2007	14.29	.97	(1.30)	(.26)	(.10)	(.69)	(.79)	(.30)	(.05)	(1.14)	—	12.46	11.00
2006	14.20	1.04	.48	(.30)	(.03)	1.19	(.93)	(.09)	(.08)	(1.10)	—	14.29	14.11
2005	15.18	1.12	(.70)	(.21)	(.01)	.20	(1.09)	(.09)	—	(1.18)	—	14.20	12.11
2004(b)	14.33	.51	.90	(.05)	—	1.36	(.49)	(.02)	—	(.51)	—	15.18	13.87
Year Ended 7/31:
2004	13.83	1.16	.73	(.08)	—	1.81	(1.17)	—	—	(1.17)	(.14)	14.33	13.54

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period August 1, 2004 through December 31, 2004.
(c)	Borrowings Interest Expense includes amortization of borrowing costs.
*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
**	After custodian fee credit and expense reimbursement, where applicable.
***	Rounds to less than .01%.
****	Annualized.

78

		Ratios/Supplemental Data
			Ratios to Average Net Assets				Ratios to Average Net Assets
			Applicable to Common Shares				Applicable to Common Shares
Total Returns			Before Credit/Reimbursement				After Credit/Reimbursement**
	Based
	on
	Common	Ending Net
Based	Share	Assets
on	Net	Applicable to			Net				Net		Portfolio
Market	Asset	Common			Investment				Investment		Turnover
Value*	Value*	Shares (000)	Expenses††		Income††		Expenses††		Income††		Rate

(51.80)%	(49.27)%	$556,698	2.47%		8.14%		2.04%		8.57%		36%
(16.28)	(5.71)	1,230,342	1.53		6.54		1.05		7.03		84
29.81	8.71	1,421,951	1.49		6.80		1.00		7.28		72
(7.63)	1.32	1,419,946	1.50		7.25		1.03		7.72		37
8.06	9.07	1,533,722	1.51	****	7.66	***	1.04	****	8.13	****	13

4.34	13.44	1,474,983	1.53		7.90		1.05		8.37		19

(49.39)%	(45.84)%	843,469	2.41		8.00		1.95		8.45		37
(14.70)	(5.34)	1,740,952	1.50		6.51		1.02		6.99		78
26.71	8.73	2,008,154	1.44		6.90		.96		7.37		77
(4.40)	1.41	2,002,079	1.46		7.25		.99		7.72		34
6.20	9.59	2,140,563	1.47	****	7.81	****	1.00	****	8.28	****	13

.10	12.25	2,021,258	1.47		7.51		1.00		7.98		27

†	The amounts shown are based on Common share equivalents.

†† •	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
•	Income ratios reflect income earned on assets attributable to FundPreferred shares and borrowings, where applicable.
•	Each ratio includes the effect of the dividend expense on securities sold short and interest expense paid on borrowings as follows:

	Ratios of Dividend Expense
	on Securities Sold Short		Ratios of Borrowing Interest Expense
	to Average Net Assets Applicable		to Average Net Assets Applicable
	to Common Shares		to Common Shares(c)

Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2008	.01%		.82%
2007	—	***	—
2006	—		—
2005	.01		—
2004(b)	.04	****	—
Year Ended 7/31:
2004	.03		—

Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2008	.01%		.83%
2007	—	***	—
2006	—		—
2005	.01		—
2004(b)	.05	****	—
Year Ended 7/31:	—
2004	.03		—

See accompanying notes to financial statements.

79

Financial HIGHLIGHTS (continued)

	FundPreferred Shares at End of Period			Borrowings at End of Period
		Liquidation and
	Aggregate Amount	Market Value	Asset Coverage	Aggregate Amount	Asset Coverage
	Outstanding (000)	Per Share	Per Share	Outstanding (000)	Per $1,000
Multi-Strategy Income and Growth (JPC)

Year Ended 12/31:
2008	$118,650	$25,000	$142,298	$145,545	$5,640
2007	708,000	25,000	64,444	—	—
2006	708,000	25,000	75,210	—	—
2005	708,000	25,000	75,139	—	—
2004(b)	708,000	25,000	79,157	—	—
Year Ended 7/31:
2004	708,000	25,000	77,083	—	—

Multi-Strategy Income and Growth 2 (JQC)

Year Ended 12/31:
2008	165,800	25,000	152,182	224,200	5,502
2007	965,000	25,000	70,102	—	—
2006	965,000	25,000	77,025	—	—
2005	965,000	25,000	76,867	—	—
2004(b)	965,000	25,000	80,455	—	—
Year Ended 7/31:
2004	965,000	25,000	77,364	—	—

See accompanying notes to financial statements.

80

Board Members & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Funds	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	ï	Chairman of the Board and Board member	1997 Class III	Private Investor and Management Consultant.	192

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	192

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2004 Annual	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	192

81

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Funds	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	192

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Annual	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	192

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	192

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	192

■ TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Director, Legal & General Investment Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (Since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	192
INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

82

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Funds	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3); Chartered Financial Analyst.	192

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	120

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	120

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	192

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	192

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	192

83

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Funds	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	192

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999); Vice President of Nuveen Asset Management (since 2005).	192

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Vice President, and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	192

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	192

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	192

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	192

84

Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Funds	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	192

(1)	Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

85

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

86

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

87

Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

88

NOTES

89

NOTES

90

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report JQC repurchased 38,900 shares of its common stock, and JPC and JQC redeemed and/or noticed for redemption 23,574 and 31,968 shares of their preferred stock, respectively. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) hereby designate 7.13% and 6.68%, respectively, of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 27.18% and 29.81%, respectively, as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

91

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow. In total, the Company managed approximately $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

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EAN-F-1208D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen Multi-Strategy Income and Growth Fund
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]

December 31, 2008	$23,872	$0	$0	$7,100

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2007	$22,060	$0	$625	$4,300

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2007	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2008	$7,100	$0	$0	$7,100
December 31, 2007	$4,925	$0	$0	$4,925
“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum”), Tradewinds Global Investors, LLC (“Tradewinds”), and Symphony Asset Management, LLC (“Symphony”) (Spectrum, Tradewinds and Symphony are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically will monitor each Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Advisers’ proxy voting policies and procedures are summarized as follows:
SPECTRUM
Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.
Spectrum has selected Risk Metrics Group (formerly Institutional Shareholder Services, Inc.) (“RMG”) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows RMG standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, RMG prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for RMG, the CCO will require RMG to deliver additional information or certify that RMG has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of RMG’s voting recommendations.
Spectrum may, on any particular proxy vote, diverge from RMG’s guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.
When Spectrum determines not to follow RMG’s guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.
-	Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

-	Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

-	Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.
Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.
If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.
Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.
TRADEWINDS
Tradewinds’ Proxy Voting Policies and Procedures were developed and are maintained to ensure that proxies for which Tradewinds has ultimate voting authority are voted consistently and solely in the best economic interests of the beneficiaries of these equity investments. Note that clients may otherwise reserve the right to vote their proxies.
Tradewinds has engaged a third party service provider, RMG to assist with the proxy voting process. We review their recommendations and frequently follow them; however, on selected issues, Tradewinds may not vote in accordance with the RMG recommendations when we believe that they are not in the best economic interest of our clients. If Tradewinds manages assets of a company or its pension plan and any of Tradewinds’ clients hold securities of that company, Tradewinds will vote proxies relating to such company’s securities in accordance with RMG recommendations to avoid any conflict of interest. If a client requests Tradewinds to follow specific voting guidelines or additional guidelines, Tradewinds will review the request and inform the client only if Tradewinds is not able to follow the request.

Tradewinds generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in Tradewinds’ judgment result in some other financial, legal, regulatory disability or burden to Tradewinds or the client (such as imputing control with respect to the issuer). Likewise, Tradewinds may determine not to recall securities on loan if negative consequences of such recall outweigh the benefits of voting in the particular instance, or expenses and inconvenience of such recall outweigh any benefits, in Tradewinds’ judgment.
SYMPHONY
Symphony Asset Management votes proxies with the objective of maximizing shareholder value for its clients and in accordance with the firm’s Policies and Procedures for Proxy Voting. Symphony’s Proxy Voting Committee is responsible for establishing proxy voting guidelines; review and oversight of the firm’s Policies and Procedures for Proxy Voting; oversight of day-to-day proxy voting related activities; and, for overseeing the activities of proxy service providers utilized by the firm.
Symphony has established guidelines for proxy voting based on the recommendations of an independent third-party proxy service provider. Symphony utilizes one or more independent third-party service providers to vote proxy in accordance with Symphony’s guidelines. Service providers also provide proxy voting related research material as required.
In its Policies and Procedures for Proxy Voting, Symphony specifies a process for identifying and managing conflicts of interest in the proxy voting process so that votes are cast in the best interests of clients. Conflicts of interest may arise from relationships Symphony has with its clients, vendors and lenders. Symphony portfolio managers may change a proxy vote recommended by the firm’s guidelines to resolve a conflict of interest or for other reasons in the best economic interests of clients. Symphony’s Proxy Voting Committee reviews vote changes.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Spectrum for the registrant’s preferred securities investments, Tradewinds for the registrant’s convertible securities and Symphony for the registrant’s high yield, fixed income investments as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:
Spectrum
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
MARK A. LIEB — Mr. Lieb is Executive Director and is responsible for business development. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies. Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.
L. PHILLIP JACOBY, IV — Managing Director and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995. From 1989-1995, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was co-portfolio manager of a $600 million preferred stock portfolio. Mr. Jacoby was a trader and portfolio manager at Northern Trust Company (1982-1983) and Vice President of Institutional Sales, E.F. Hutton (1983-1987). BS Business Administration & Finance, Boston University. NASD Series 55 “Equity Trader Limited Representative”.
BERNARD M. SUSSMAN — Mr. Sussman is Chief Investment Officer and Chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He was a Limited Partner at Goldman Sachs from December 1994 through November 1996. BS Industrial Relations and MBA Finance, Cornell University. NASD Series 55 “Equity Trader Limited Representative.”
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

	Type of Account	Number of
Portfolio Manager	Managed	Accounts	Assets*

Phillip Jacoby	Separately Managed accounts	32	$1,571,135,217
	Pooled Accounts	9	$449,732,066
	Registered Investment Vehicles	11	$3,749,361,466

Mark Lieb	Separately Managed accounts	36	$1,581,384,077

	Pooled Accounts	9	$449,732,066
	Registered Investment Vehicles	11	$3,749,361,466

Bernard Sussman	Separately Managed accounts	34	$1,573,365,710
	Pooled Accounts	9	$449,732,066
	Registered Investment Vehicles	11	$3,749,361,466

*	Assets are as of December 31, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.
POTENTIAL MATERIAL CONFLICTS OF INTEREST
There are no material conflicts of interest to report.
Item 8(a)(3). FUND MANAGER COMPENSATION
All employees of Spectrum Asset Management are paid a base salary and discretionary bonus. The bonus is paid quarterly and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined by management after consideration of several factors including but not necessarily limited to:
•	Changes in overall firm assets under management (employees have no direct incentive to increase assets)

•	Portfolio performance relative to benchmarks

•	Contribution to client servicing

•	Compliance with firm and/or regulatory policies and procedures

•	Work ethic

•	Seniority and length of service

•	Contribution to overall functioning of organization
Item 8(a)(4). OWNERSHIP OF JPC SECURITIES AS OF DECEMBER 31, 2008

Dollar range of equity securities beneficially owned
Name of Portfolio Manager	in Fund
Phillip Jacoby	$0
Mark Lieb	$0
Bernard Sussman	$0

Symphony
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Lenny Mason, CPA, Fixed-Income Portfolio Manager
Lenny is a Fixed-Income Portfolio Manager for Symphony Asset Management LLC. His responsibilities include portfolio management for Symphony’s high yield and bank loan strategies and credit research for its fixed income strategies. Prior to joining Symphony in 2001, Lenny was a Managing Director in FleetBoston’s Technology & Communications Group where he headed its Structuring and Advisory Team. Before joining Fleet, Lenny worked for Wells Fargo Bank’s Corporate Banking Group dealing primarily with leveraged transactions and for Coopers & Lybrand as an auditor. Lenny has an MBA in Finance from the University of Chicago, a BS in Accounting from Babson College. Lenny is a Certified Public Accountant.
Eric Olson, CFA, Director of International Equity Strategies
Eric is the director of international equity strategies and is responsible for coordinating portfolio management, trading and research for Symphony’s international strategies. Eric is the lead portfolio manager of the international equity strategies. When Eric joined Symphony in 1998 he was responsible for research and development of domestic and international quantitative equity strategies. Prior to joining Symphony, Eric was a member of the Active Strategies Group at Barclays Global Investors working on domestic and international quantitative stock selection operations. Eric has worked in financial analysis since 1997. Eric received his BS in mathematics and physics from St. Lawrence University, New York. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of San Francisco.
Gunther Stein, Director of Fixed-Income Strategies
Gunther is a Principal and the Director of Fixed-Income Strategies at Symphony Asset Management. He has close to 20 years of investment and research experience. Gunther is responsible for all of Symphony’s fixed-income strategies, in addition to portfolio management, trading, and research for the fixed-income funds. Prior to joining Symphony in 1999, Gunther was a high-yield portfolio manager at Wells Fargo. Gunther joined Wells Fargo in 1993 as an associate in its Loan Syndications & Leveraged Finance Group after completing its credit-management training program. Previously, Gunther worked for First Interstate Bank as a euro-currency deposit trader. He also worked for Standard Chartered Bank in Mexico City and Citibank Investment Bank in London. Gunther received an MBA from the University of Texas at Austin and a BA in Economics from the University of California at Berkeley.
David T. Wang, Director of Equity Strategies
David’s is the Director of Equity Strategies, and his responsibilities include design, research and implementation of Symphony’s long-only strategies. David joined Symphony in 1994 from Barra, Inc. where he was a member of the Active Strategies Group. At Barra he was responsible for investment-strategy research, portfolio construction and rebalancing for several domestic and global equity funds. David received his MBA from the University of Illinois at Urbana-Champaign and holds a BS degree in Chemical Engineering from Tamkang University in Taipei.
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed by Symphony
PMs
As of 12/31/08

	Gunther Stein	Lenny Mason	Eric Olson	David Wang
(a) RICs
Number of accts	6	6	2	5
Assets	$666,201,853	$666,201,853	$68,567,649	$261,626,375

(b) Other pooled accts
Non-performance fee accts
Number of accts	9	9	2	12
Assets	$1,083,962,109	$1,083,962,109	$27,912,071	$483,903,995
Performance fee accts
Number of accts	8	3	2	—
Assets	$922,363,055	$107,241,962	$18,362,116	—

(c) Other
Non-performance fee accts
Number of accts	3	5	9	4
Assets	$2,799,086	$3,139,992	$629,303	$12,172,449
Performance fee accts
Number of accts	1	—	—	—
Assets	$135,617,867	—	—	—
POTENTIAL MATERIAL CONFLICTS OF INTEREST
As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
Item 8(a)(3). FUND MANAGER COMPENSATION

Symphony investment professionals receive competitive base salaries and participate in a bonus pool which is tied directly to the firm’s operating income with a disproportionate amount paid to the managers responsible for generating the alpha. The bonus paid to investment personnel is based on acumen, overall contribution and strategy performance. However, there is no fixed formula which guides bonus allocations. Bonuses are paid on an annual basis. In addition, investment professionals may participate in an equity-based compensation pool.
Item 8(a)(4). OWNERSHIP OF JPC SECURITIES AS OF DECEMBER 31, 2008

$10,001
Name of Portfolio		$1 -	-	$50,001-	$100,001-	$ 500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Gunther Stein	X
Lenny Mason	X
Eric Olson	X
David Wang	X

Tradewinds
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY
David Iben, CFA, Chief Investment Officer, Co-President of Tradewinds, and Executive Managing Director
Prior to joining NWQ in 2000, and forming the affiliate Tradewinds, Mr. Iben was lead Portfolio Manager, CEO, and a founding member of Palladian Capital Management. Before launching Palladian, he worked at Cramblit & Carney, Inc. managing large institutional accounts. Formerly, he was acting CIO at the Farmers Group, responsible for $16 billion of investable assets before his departure in 1996. Mr. Iben received a B.A. in Economics from the University of California at Davis and an M.B.A. from the Marshall School of Business at University of Southern California. In addition, he received his Chartered Financial Analyst designation in 1984 and is a member of the CFA Institute and the CFA Society of Los Angeles, Inc.
Item 8 (a)(2). OTHER ACCOUNTS MANAGED

David Iben
(a) RICs
Number of accts	11
Assets ($000s)	2,046,311,606

(b) Other pooled accts
Non-performance fee accts
Number of accts	11
Assets ($000s)	636,253,914
(c) Other
Non-performance fee accts
Number of accts	4584
Assets ($000s)	4,460,884,678
Performance fee accts
Number of accts	5
Assets ($000s)	1,877,538,778
POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:
•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
In addition, Merrill Lynch & Co., Inc., which was acquired by Bank of America Corporation (“Bank of America”, and together with their affiliates, “ML/BofA”), are indirect investors in Nuveen. While we do not believe that ML/BofA are affiliates of NWQ for purposes of the Investment Company Act of 1940, NWQ may determine to impose certain trading limitations in connection with ML/BofA broker-dealers.
Item 8 (a)(3). FUND MANAGER COMPENSATION
Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.
Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:
•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic
To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.
Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.
Item 8 (a)(4). OWNERSHIP OF JPC SECURITIES AS OF DECEMBER 31, 2008.

Name of Portfolio			$10,001-	$50,001-	$100,001-	$ 500,001-	Over
Manager	None	$1 - $10,000	$ 50,000	$100,000	$500,000	$1,000,000	$1,000,000
David Iben	X
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Multi-Strategy Income and Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 9, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 9, 2009